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                                                                    Exhibit 10.7

                                   ==========

                                 LEASE AGREEMENT

                                 BY AND BETWEEN


                                ELLIOTT PARK LLC,

                     a Washington limited liability company

                                    Landlord

                                       and

                            CELL THERAPEUTICS, INC.,

                            a Washington corporation

                                     Tenant

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                                TABLE OF CONTENTS

                                                                            PAGE

1.       FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS; EXHIBITS...............    1
         1.1.     Broker...................................................    1
         1.2.     Building.................................................    1
         1.3.     Premises.................................................    1
                  1.3.1.   Tenant's Use of Landlord's Generator............    1
                  1.3.2.   Installation of Tenant Generator................    2
         1.4.     Property.................................................    2
         1.5.     Tenant's Share...........................................    2
         1.6.     Lease Year...............................................    2
         1.7.     Commencement Date........................................    2
         1.8.     Expiration Date..........................................    2
         1.9.     Term.....................................................    2
         1.10.    Base Rent................................................    2
                  1.10.1.  Garage Support Space Base Rent..................    3
                  1.10.2.  Generator Rent..................................    3
         1.11.    Early Occupancy..........................................    3
         1.12.    Additional Rent..........................................    3
         1.13.    Base Year................................................    3
         1.14.    Security Deposit.........................................    3
         1.15.    Parking..................................................    3
         1.16.    Landlord's Payment Address...............................    3
         1.17.    Notice Addresses.........................................    4
         1.18.    Permitted Uses...........................................    4
         1.19.    Landlord's Work..........................................    4
         1.20.    Tenant's Work............................................    4
         1.21.    Guarantor................................................    4
         1.22.    Exhibits.................................................    4

2.       PREMISES..........................................................    5
         2.1.     Acceptance of Premises...................................    5
         2.2.     Relocation or Termination................................    5
         2.3.     Tenant's Right of First Refusal..........................    5

3.       LEASE TERM........................................................    6
         3.1.     Duration of Lease Term...................................    6
         3.2.     Extension Option.........................................    6
         3.3.     Base Rent During Option Term.............................    6
         3.4.     Confirmation of Commencement Date........................    7
         3.5.     Surrender of Premises....................................    7
         3.6.     Holding Over With Consent................................    7
         3.7.     Holding Over Without Consent.............................    7

4.       RENT..............................................................    7
         4.1.     Payment..................................................    7
                  4.1.1.   Wire Payments...................................    8
         4.2.     Interest on Late Payments; Late Charge...................    8
         4.3.     Address for Payments.....................................    8

5.       SECURITY DEPOSIT..................................................    8

6.       USES; COMPLIANCE WITH LAWS........................................    8
         6.1.     Permitted Uses...........................................    8
         6.2.     Duties and Prohibited Conduct............................    8
         6.3.     Environmental, Health And Safety Laws....................    8

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7.       SERVICES AND UTILITIES; REPAIRS AND MAINTENANCE...................   10
         7.1.     Services and Utilities; Landlord's Obligations...........   10
                  7.1.1.   Additional Services Or Utilities................   11
         7.2.     Services and Utilities; Tenant's Obligations.............   11
                  7.2.1.   Laboratory Systems and Services.................   12
                  7.2.2.   Boiler Room Expenses............................   12
         7.3.     Interruption.............................................   12
         7.4.     Landlord's Repair and Maintenance Obligations............   12
         7.5.     Tenant's Repair and Maintenance Obligations..............   12
         7.6.     Additional Security......................................   12
         7.7.     Tenant's Obligations.....................................   13

8.       ADDITIONAL RENT: OPERATING COSTS AND REAL ESTATE
         TAXES.............................................................   13
         8.1.     Definitions..............................................   13
                  8.1.1.   Taxes...........................................   13
                  8.1.2.   Operating Costs.................................   13
                  8.1.3.   Tenant's Share..................................   14
         8.2.     Payment of Additional Rent for Estimated Operating
                  Costs and Taxes..........................................   15
         8.3      Actual Operating Costs and Taxes.........................   15
         8.4.     Determinations...........................................   15
         8.5.     Tenant's Personal Property Taxes.........................   16
         8.6      Tenant's Utility Charges.................................   16

9.       IMPROVEMENTS AND ALTERATIONS BY TENANT............................   17

10.      ACCESS............................................................   17

11.      DAMAGE OR DESTRUCTION.............................................   18
         11.1.    Damage and Repair........................................   18
         11.2.    Destruction During Last Year of Term.....................   18
         11.3.    Business Interruption....................................   18
         11.4.    Tenant Improvements......................................   18
         11.5.    Express Agreement........................................   18

12.      WAIVER OF SUBROGATION.............................................   18

13.      INDEMNIFICATION...................................................   19

14.      INSURANCE.........................................................   19
         14.1.    Worker's Compensation....................................   19
         14.2.    Liability Insurance......................................   19
         14.3.    Property Insurance.......................................   20
         14.4.    Automobile Liability Insurance Requirements..............   20
         14.5.    Insurance Policy Requirements............................   20
         14.6.    Failure to Maintain Insurance............................   20
         14.7.    Increased Insurance Costs................................   20

15.      ASSIGNMENT AND SUBLETTING.........................................   21
         15.1.    Assignment or Sublease...................................   21
         15.2.    Documentation and Expenses...............................   21
         15.3.    Transferee Obligations...................................   21

16.      SIGNS.............................................................   22

17.      LIENS.............................................................   22

18.      BANKRUPTCY........................................................   23
         18.1     Assumption of Lease......................................   23

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                  18.1.1.  Definition of Adequate Assurances...............   23
         18.2.    Assignment of Lease......................................   23
         18.3.    Adequate Protection......................................   23

19.      DEFAULT...........................................................   24
         19.1.    Cumulative Remedies......................................   24
         19.2.    Tenant's Default; Right to Cure..........................   24
         19.3.    Landlord's Rights And Remedies...........................   24
                  19.3.1.  Termination of Lease............................   24
                  19.3.2.  Re-entry of the Premises........................   24
                  19.3.3.  Termination After Reentry.......................   24
         19.4.    Landlord's Damages.......................................   25
                  19.4.1.  Delinquent Rent.................................   25
                  19.4.2.  Rent After Termination Until Judgment...........   25
                  19.4.3.  Rent After Judgment.............................   25
                  19.4.4.  Other Compensation..............................   25
                  19.4.5.  Additional or Alternative Damages...............   25
                  19.4.6.  Calculation of Damages..........................   25
         19.5.    Tenant's Property........................................   25
         19.6.    No Waiver................................................   26
         19.7.    Waiver of Notice.........................................   26
         19.8.    Waiver of Redemption Rights..............................   26
         19.9.    Reasonable Efforts to Mitigate...........................   26
         19.10.   Default by Landlord......................................   26

20.      SUBORDINATION AND ATTORNMENT......................................   27

21.      REMOVAL OF PROPERTY...............................................   27

22.      CONDEMNATION......................................................   27
         22.1.    Entire Taking............................................   27
         22.2.    Constructive Taking of Entire Premises...................   28
         22.3.    Partial Taking...........................................   28
         22.4.    Awards and Damages.......................................   28

23.      NOTICES...........................................................   28

24.      COSTS AND ATTORNEYS' FEES.........................................   28

25.      LANDLORD'S LIABILITY..............................................   29

26.      LANDLORD'S CONSENT................................................   29

27.      ESTOPPEL CERTIFICATES.............................................   29

28.      RIGHT TO PERFORM..................................................   29

29.      PARKING...........................................................   29

30.      AUTHORITY.........................................................   30

31.      GENERAL...........................................................   30
         31.1.    Headings.................................................   30
         31.2.    Heirs and Assigns........................................   30
         31.3.    No Brokers...............................................   30
         31.4.    Tenant's Financial Statement.............................   30
         31.5.    Entire Agreement.........................................   30
         31.6.    Severability.............................................   30
         31.7.    Force Majeure............................................   30
         31.8.    Right to Change Public Spaces............................   31

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         31.9.    Governing Law............................................   31
         31.10.   Building Directory.......................................   31
         31.11.   Building Name............................................   31
         31.12.   Quiet Enjoyment..........................................   31
         31.13.   Survival.................................................   32
         31.14.   Time.....................................................   32
         31.15.   Interpretation...........................................   32
         31.16.   Execution................................................   32

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                                 LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease") is made this 20th day of August, 2002 ("Effective Date"), between Elliott Park LLC, a Washington limited liability company ("Landlord"), and Cell Therapeutics, Inc., a Washington corporation, ("Tenant"). The parties agree as follows:

1.   FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS; EXHIBITS.

Capitalized terms used in this Lease shall have the meanings provided in this
Section 1, unless otherwise specifically modified by provisions of this Lease.

     1.1. Broker. "Broker" shall mean Colliers International. A commission shall be paid by Landlord to Broker pursuant to a separate agreement between Landlord and Broker.

     1.2. Building. "Building" shall mean the structure commonly known as Elliott Park North. The Building is situated on a portion of the real property legally described in Exhibit A and has a postal address of 201 Elliott Avenue West, Seattle, Washington 98119.

     1.3. Premises. The "Premises" shall mean the space consisting of approximately 63,836 net rentable square feet located on the first (1/st/), third (3/rd/), fourth (4/th/), and fifth (5/th/) floors of the Building, and approximately 4,379 net rentable square feet of support space located in the Building's garage ("Garage Support Space") as depicted on the floor plans attached to this Lease as Exhibit B, subject to recalculation in accordance with
Section 2. The Premises shall include the Tenant Improvements, if any, described in Exhibit C.

               1.3.1. Tenant's Use of Landlord's Generator. In addition to the Premises described above, as of the Commencement Date, Tenant shall also lease from Landlord, the generator ("Generator") located next door to the Building in the P2 level of the Seattle Post-Intelligencer Building, as further illustrated on Exhibit B-6 attached hereto, Tenant's lease of the Generator shall be on the following terms and conditions: Tenant's use of Landlord's Generator shall be on a month-to-month basis, and is terminable at will by either party upon twenty (20) days prior notice, and shall terminate in the event of any default by Tenant under the Lease. Upon such termination, Landlord may disconnect Tenant's use of Landlord's Generator without notice.

Landlord and Tenant each hereby acknowledge and agree that Tenant's use of Landlord's Generator shall be limited to service of those existing electrical panels that were previously serving the former tenant in a portion of Tenant's Premises (The Biomembrane Institute) and no other load has been or may be connected without Landlord's prior written approval. Tenant shall provide Landlord, within ninety (90) days of the Effective Date of this Lease, a copy of panel schedules indicating any and all loads, plus an estimate of full load amp draw being provided by Landlord's Generator to Tenant's electrical panels. If such information is not provided within such 90-day period, then Tenant's use of Landlord's Generator shall terminate without further notice. Tenant further acknowledges and agrees that its use of Landlord's Generator is subject to existing load shedding capabilities, and Tenant understands and agrees that if the actual electrical load being placed upon Landlord's Generator exceeds the output capabilities, the load shedding equipment currently in place would then proceed to reduce the load requirement by shutting down those power feeds servicing the Premises. Landlord agrees that it will continue to maintain Landlord's Generator consistent with past practices, and upon Tenant's request, Landlord will provide copies of the service records.

Tenant further understands and agrees that Landlord does not warrant the adequacy of Landlord's Generator for Tenant's needs or that the power available from Landlord's Generator will be free from interruption. Except to the extent caused by the gross negligence, or willful misconduct of Landlord or its agents, contractors or invitees, interruption of service from Landlord's Generator or of any power source shall not be

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deemed an eviction or excuse for performance of any of Tenant's obligations under this Lease or render Landlord liable for damages. Tenant further acknowledges and agrees to assume full responsibility for all and shall, at its option, take any additional precautions it deems necessary to insure that its equipment being serviced by Landlord's Generator is adequately protected.

Except to the extent of the gross negligence or willful misconduct of Landlord or its agents, contractors or invitees, Tenant agrees to indemnify and hold Landlord harmless from and against any liabilities, obligations, damages, costs, and expenses (including attorneys' fees incurred prior to trial, at trial and upon appeal) incurred in connection with its use of Landlord's Generator, any failure of Landlord's Generator to provide power to Tenant, and/or any damages resulting to any of Tenant's equipment resulting from a failure of Landlord's Generator to provide power to Tenant. This indemnity shall survive termination of this Lease.

               1.3.2. Installation of Tenant Generator. Tenant shall have the right, at no additional Rent to Tenant, to install its own generator (with fuel tank) in a mutually agreeable location, along with the conduit reasonably necessary to connect to the Premises, subject to Landlord's prior written approval as to the plans and specifications therefor, which consent will not be unreasonably withheld. Throughout the term of the Lease, Tenant shall have reasonable access to the generator in order to operate and maintain Tenant's generator. The installation and operation shall be in compliance with all laws, rules and regulations, as well as all of the terms and conditions of this Lease.

     1.4. Property. The Premises, Building, Land, and the improvements on the Land other than the Building, are sometimes collectively referred to in this Lease as the "Property".

     1.5. Tenant's Share. "Tenant's Share" shall mean "Tenant's Share of the Property" or "Tenant's Share of the Building". "Tenant's Share" shall mean forty-seven and twenty-five one hundredths percent (47.25%), calculated by dividing the net rentable area of the Premises by the net rentable area of the Property (approximately 135,178 net rentable square feet). The load factor for the first (1st) floor is eight and seventy-nine one hundredths percent (8.79%); the load factor for the third (3rd) floor is sixteen and thirty-five one hundredths percent (16.35%); the load factor for the fourth (4th) floor is twenty-one and ten one hundredths percent (21.10%); and the load factor for the fifth (5th) twenty and twenty- three one hundredths percent (20.23%).

     1.6. Lease Year. "Lease Year" shall mean each twelve-month period commencing January 1 and ending December 31.

     1.7. Commencement Date. Subject to Section 3.1, "Commencement Date" shall mean February 1, 2003, and this Lease relates to the period commencing on February 1, 2003.

     1.8. Expiration Date. "Expiration Date" shall mean January 31, 2008, unless sooner terminated or extended in accordance with this Lease.

     1.9. Term. "Term" shall mean a period of five (5) years, commencing on the Commencement Date and terminating on the Expiration Date, unless sooner terminated or extended in accordance with this Lease.

     1.10. Base Rent "Base Rent" from the Commencement Date through the twelfth (12th) month shall mean One Hundred Seventy-eight Thousand Two Hundred-eight and 83/100 Dollars ($178,208.83) per month.

"Base Rent" from the thirteenth (13th) month through the twenty-fourth (24th) month shall mean One Hundred Eighty-four Thousand Eight Hundred Fifty-eight and 42/100 Dollars ($184,858.42) per month.

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"Base Rent" from the twenty-fifth (25th) month through the thirty-sixth (36th)
month shall mean One Hundred Ninety-five Thousand Four Hundred Ninety-seven and 75/100 Dollars ($195,497.75) per month.

"Base Rent" from the thirty-seventh (37th) month through the forty-eighth month shall mean Two Hundred-two Thousand One Hundred Forty-seven and 33/100 Dollars ($202,147.33) per month.

"Base Rent" from the forty-ninth (49th) month through the Expiration Date shall mean Two Hundred Seven Thousand Four Hundred Sixty-seven and 00/100 Dollars ($207,467.00) per month. Base Rent shall be payable as provided in Section 4.

               1.10.1. Garage Support Space Base Rent. "Rent" for the Garage Support Space from the Commencement date through the twelfth (12th) month shall be Three Thousand Six Hundred Forty-nine and 17/100 Dollars ($3,649.17) per month.

"Rent for the Garage Support Space from the thirteenth (13th) month through the twenty-fourth (24th) month shall be Three Thousand Seven Hundred Fifty-eight and 64/100 Dollars ($3,758.64) per month.

"Rent for the Garage Support Space from the twenty-fifth (25th) month through the thirty-sixth (36th) month shall be Three Thousand Eight Hundred Seventy-one and 40/100 Dollars ($3,871.40) per month.

"Rent for the Garage Support Space from the thirty-seventh (37th) month through the forty-eighth (48th) month shall be Three Thousand Nine Hundred Eighty-seven and 55/100 Dollars ($3,987.55) per month.

"Rent for the Garage Support Space from the forty-ninth (49th) month through the Expiration Date shall be Four Thousand One Hundred-seven and 17/100 Dollars ($4,107.17) per month.

               1.10.2. Generator Rent. "Rent" for Tenant's use of Landlord's Generator shall be Sixty and 00/00 Dollars ($60.00) per month.

     1.11.     Early Occupancy. Intentionally Deleted.

     1.12. Additional Rent "Additional Rent" shall mean the amounts described in Section 8 as Taxes, Personal Property Taxes, Operating Costs, and all other amounts except Base Rent which are payable by Tenant under this Lease.

     1.13.     Base Year. Intentionally Deleted.

     1.14.     Security Deposit. Intentionally Deleted.

     1.15.     Parking. Subject to Section 29.

     1.16. Landlord's Payment Address. "Landlord's Payment Address" shall mean: Elliott Park LLC, P.O. Box 34108, Seattle, Washington 98124-1108. Tenant may also arrange for monthly wire transfer of Rent using the following information:

Bank: The Commerce Bank of Washington, 601 Union St., Suite 3600, Seattle, WA 98101; ABA # 125008013; Bank Account # 1173731; Account Name: Sabey Corporation, 12201 Tukwila International Blvd., Fourth Floor, Seattle, WA 98168-5121

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     1.17.     Notice Addresses.

If to Landlord:     Elliott Park LLC c/o Sabey Corporation
                    12201 Tukwila International Blvd., Fourth Floor
                    Seattle, WA 98168-5121
                    Attn: Sr. VP Leasing/Development
                    Fax No. 206-282-9951

with a copy to:     Sabey Corporation
                    12201 Tukwila International Blvd.
                    Fourth Floor
                    Seattle, WA 98168-5121
                    Attn.: VP Property Operations
                    Fax No. 206-282-9951

If to Tenant:       Cell Therapeutics, Inc.
                    501 Elliott Avenue West
                    Suite 400
                    Seattle, WA 98119
                    Attn: Legal Affairs
                    Fax No. 206-272-4496

with a copy to:     Cell Therapeutics, Inc.
                    501 Elliott Avenue West
                    Suite 400
                    Attn: James Canfield, EVP, Chief Administrative Officer
                    Fax No. 206-272-4010

     1.18. Permitted Uses. "Permitted Uses" shall mean Tenant's use of the Premises for laboratory and general office, research and development purposes, subject to the terms and conditions of this Lease.

     1.19. Landlord's Work. "Landlord's Work" shall mean the improvements, if any, to be made by Landlord in accordance with Exhibit C.

     1.20. Tenant's Work. "Tenant's Work" or "Tenant Improvements" shall mean the improvements, if any, elected to be made by Tenant (in its sole discretion) in accordance with Exhibit C and in compliance with Exhibit F, Tenant & Tenant Contractor Construction Criteria, attached hereto, as may be updated and modified from time to time by Landlord.

     1.21.     Guarantor. Intentionally Deleted.

     1.22. Exhibits. The following exhibits or riders are attached to this Lease and are incorporated into this Lease by this reference:

(a)  Exhibit A   - Legal Description

(b)  Exhibit B   - Floor Plan of Premises

(c)  Exhibit C   - Tenant Improvements and Construction Contract

(d)  Exhibit C-l - Tenant's Removable Attached Equipment & Property

(d)  Exhibit D   - Rules and Regulations

(e)  Exhibit E   - Tenant & Tenant Contractor Construction Criteria

(f)  Exhibit F   - Letter Agreement Regarding Boiler Facilities

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2.   PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from
Landlord, the Premises described in Section 1.3 and 1.3.1, together with the tenant improvements described on Exhibit C ("Tenant Improvements") and together with rights of ingress and egress over and nonexclusive use of public and common areas in the Building and on the land legally described on Exhibit A, including all easements pertinent to the land ("Land"). Tenant's lease of the Premises shall be subject to all of the terms and conditions of this Lease.

Landlord shall complete Landlord's Work, if any, in accordance with Exhibit C. Notwithstanding anything to the contrary in this Lease, Tenant shall provide Landlord and Landlord's contractor with such access to the Premises as may be required by Landlord and Landlord's contractor to efficiently perform Landlord's Work. Tenant acknowledges and agrees that Landlord shall have no obligation to construct improvements in the Premises for Tenant's initial occupancy except as may be expressly set forth on Exhibit C.

     2.1.      Acceptance of Premises. Intentionally Deleted.

     2.2.      Relocation or Termination. Intentionally Deleted

     2.3. Tenant's Right of First Refusal. During the term of the Lease, Tenant shall have a right of first refusal (each, a "Right of First Refusal") to lease any rentable area in the Building as portions of it become available from time to time (each such portion being referred to herein as an "Additional Space"), on the same terms and conditions that Landlord is prepared to accept from any third party. When Landlord receives an offer to lease the Additional Space from a third party which Landlord desires to accept, Landlord shall present the same, in writing, to Tenant, and Tenant shall thereafter have ten
(10) days in which to accept or reject that offer by written notice to Landlord. The Right of First Refusal shall apply only with respect to the entire Additional Space subject of the third-party offer, and may not be exercised with respect to only a portion thereof or for only a partial term. If Tenant rejects that offer or fails to accept the same in writing within that time, then Landlord shall be free to lease the Additional Space to the third party on substantially similar terms and conditions to those offered to Tenant in the foregoing manner.

Each Right of First Refusal shall, at Landlord's election, be null and void if Tenant is in default beyond applicable notice and cure periods under the Lease at the date Landlord would otherwise notify Tenant of the offer concerning the Additional Space or at any time thereafter prior to commencement of the Lease for the Additional Space. After Tenant validly exercises a Right of First Refusal provided in this Lease, the parties shall execute an amendment to the Lease adding the Additional Space, or a new lease for the Additional Space, or such other documentation as Landlord shall require, promptly after Landlord shall prepare the same, confirm the leasing of such Additional Space to Tenant, but an otherwise valid exercise of the Right of First Refusal contained in this Lease shall be fully effective, whether or not such confirmatory documentation is executed.

If Tenant exercises a Right of First Refusal granted in this Lease, Landlord does not guarantee that the Additional Space will be available on the anticipated commencement date for the lease thereof if the then-existing occupants of the Additional Space shall hold over, or for any other reason beyond Landlord's reasonable control. Landlord, however, shall use commercially reasonable efforts to deliver such Additional Space to Tenant on the anticipated commencement or in the event of a hold over, as soon after the anticipated commencement date as reasonably possible. In that event, and provided Landlord uses such commercially reasonable efforts, Tenant's only recourse shall be that
(i) the rent with respect to the Additional Space shall be abated until Landlord legally delivers the same to Tenant and (ii) Tenant shall have the right to terminate the lease for the Additional Space thereof if delivery does not occur within sixty (60) days of such anticipated commencement date. Tenant's exercise of that Right of First Refusal shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. Each and all Rights of First

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Refusal are personal to Tenant and may not be exercised or enjoyed by any other person or entity. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise a Right of First Refusal, or if Tenant shall have subleased or assigned its right to possess more than fifty percent (50%) of the Premises, then immediately upon such termination, sublease, or assignment, the Right of First Refusal shall simultaneously terminate and become null and void. Under no circumstances whatsoever shall a subtenant under a sublease of the Premises, or the assignee under a full or a partial assignment of the Lease, have any right to exercise a Right of First Refusal granted in this Lease.

3.   LEASE TERM.

     3.1. Duration of Lease Term. Tenant's lease of the Premises shall commence on the Commencement Date and terminate on the Expiration Date or such earlier or later date as may be provided for under this Lease.

     3.2. Extension Option. Provided that Tenant has not been in default of this Lease beyond any applicable cure period during the last thirty-six (36) months of the Lease Term, Tenant shall have the option ("Option") to extend the Term of this Lease for one (1) additional period of five (5) years (the "Option Term") on the same terms and conditions of this Lease as are provided for in the initial Term, except as provided below in this Section 3.2 or in Section 3.3 and without any free rent periods or Tenant Improvement allowances. The Option Term shall commence upon the date of expiration of the initial Term of this Lease. To exercise its Option, Tenant must give written notice to Landlord that Tenant is exercising its Option at least twelve (12) months before the date of expiration of the initial Term. Once such notice is delivered to Landlord, such notice shall be irrevocable by Tenant. Tenant acknowledges and agrees that notwithstanding anything to the contrary in this Lease, the right to exercise the Option shall not extend to any assignee or subtenant of Tenant (other than a Permitted Transferee), and any attempt to exercise the Option by any such assignee or subtenant (other than a Permitted Transferee), or by Tenant in connection with such assigned or subleased space if such assigned or subleased space exceeds fifty percent (50%) of the Premises, shall be deemed null and void, except to a Permitted Transferee as defined in Section 15.

     3.3. Base Rent During Option Term. In the event that Tenant elects to exercise its Option to extend the term of this Lease in accordance with the terms of Section 3.2, the Base Rent for the Option Term shall be equal to the then-market rent for similarly improved space in comparable buildings in the lower Queen Anne/Seattle bio-tech/office market. In analyzing comparable transactions, all reasonable factors affecting rent shall be taken into consideration, including, but not limited to, the building age, size, style and condition the fact that there will be no free rent period or tenant improvement allowance.

     If Landlord and Tenant cannot agree on the then-market rate for the Option Term prior to one hundred eighty (180) days before Lease termination, then both parties agree to use the appraisal process, outlined as follows: Each party will hire an MAI appraiser. Each appraiser must have a minimum of five (5) years appraisal experience in the lower Queen Anne/downtown Seattle area. Each appraiser shall complete his/her appraisal within thirty (30) days. If the appraisers' opinion of the market rate differs by less than ten percent (10%) of the amount of the higher appraisal; then the market rate shall be the average of the two appraisals. If the appraisers' opinion of market rate differs by more than ten percent (10%) of the higher appraisal then a third MAI appraiser satisfying the same qualifications shall be mutually hired and paid for by both parties. The third appraiser will evaluate the market using the same parameters outlined in the preceding paragraph. The market rate estimate of the third appraiser shall be averaged with the market rate estimate of the appraiser closest to it. The Base Rent for the Option Term shall be the higher of the resultant average rent utilizing this process or the Base Rent being paid at the time of the renewal.

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     3.4.      Confirmation of Commencement Date. If the Commencement Date is
not the date indicated in Section 1.7, Landlord may confirm the Commencement Date to Tenant in writing within a reasonable time after delivery of the Premises in accordance with this Lease.

     3.5. Surrender of Premises. Subject to Section 11, Tenant shall promptly and peacefully surrender the Premises to Landlord upon the termination of the Lease Term in as good a condition as when received by Tenant from Landlord and/or as thereafter improved, if applicable, normal wear and tear and damage from casualty or condemnation excepted. Unless Landlord expressly provides otherwise in writing to Tenant, upon the expiration or termination of this Lease, all improvements and alterations and equipment permanently affixed to the Premises except those items set forth on Exhibit C-l shall be deemed property of Landlord and shall not be removed by Tenant from the Premises. Tenant shall be solely responsible for, and shall repair, all damage to the Property arising out of its surrender of the Premises. In addition to all other requirements under this Lease, Tenant shall remove any Hazardous Substances, as such term is defined in Section 6.3, on the Premises which were placed on the Premises by Tenant, its employees, agents, contractors and/or invitees, prior to its surrender and vacation of the Premises.

     3.6. Holding Over With Consent. If Tenant remains in possession of the Premises after termination or expiration of the Lease Term with Landlord's written permission, such tenancy shall be deemed a month-to-month tenancy, which may be terminated by either party upon twenty (20) days' notice. During such tenancy, Tenant shall be bound by all of the terms, covenants and conditions in this Lease so far as applicable, except that the Base Rent shall be increased to the greater of (i) the then-quoted rates for similar space in the Building or
(ii) one hundred twenty-five percent (125%) multiplied by the sum of the monthly installment of Base Rent and additional Rent payable for the last month of the Lease Term.

     3.7. Holding Over Without Consent. If Tenant remains in possession of the Premises after the termination or expiration of the Lease Term without Landlord's prior written consent, Tenant shall become a tenant at sufferance only, subject to all the provisions of this Lease so far as applicable, except that Base Rent shall be increased to an amount equal to one hundred fifty percent (150%) multiplied by the sum of the monthly installments of Base Rent payable by Tenant during the last month of the Lease Term, prorated on a daily basis. Acceptance by Landlord of Rent after the termination of the Lease Term shall not result in a renewal or extension of this Lease. The provisions of
Section 3.6 and this Section 3.7 are in addition to, and shall not act as a waiver of or otherwise affect, Landlord's right of re-entry or any other rights of Landlord under this Lease or as provided by law or in equity. If Tenant fails to surrender the Premises upon the termination of the Lease Term, despite Landlord's demand to do so, Tenant shall indemnify, defend and hold Landlord harmless from and against all loss and liability, including, without limitation, any claim made by any succeeding tenant founded on, or resulting from, such failure to surrender, including without limitation, any attorneys' fees or costs associated therewith.

4.   RENT.

     4.1. Payment. Tenant shall pay Landlord the monthly installments of Base Rent provided in Section 1.10,1.10.1,1.10.2 and Additional Rent provided in
Section 1.12 in lawful money of the United States, in advance, on the Commencement Date and thereafter on or before the first day of each month throughout the Lease Term. Base Rent and Additional Rent shall be paid by Tenant without notice or demand, deduction, abatement, or offset, except as expressly provided herein. Base Rent and Additional Rent for any partial month at the beginning or end of the Lease Term shall be prorated in proportion to the number of days in such month. Base Rent and Additional Rent are collectively referred to in this Lease as "Rent."

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               4.1.1.    Wire Payments. Any amounts payable to Landlord under
this Lease in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) per occurrence shall be made by wire transfer as follows:

Bank: The Commerce Bank of Washington, 601 Union St., Suite 3600, Seattle, WA 98101; ABA # 125008013; Bank Account # 1173731; Account Name: Sabey Corporation, 12201 Tukwila International Blvd., Fourth Floor, Seattle, WA 98168-5121.

     4.2. Interest on Late Payments; Late Charge. If any Base Rent or Additional Rent is not paid on the due date thereof: (i) such overdue amounts shall bear interest at a rate equal to fifteen percent (15%) per annum; and (ii) Tenant shall pay Landlord a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant, the exact amount of which would be difficult to ascertain. Acceptance by Landlord of any partial amounts due under this Section 4 shall in no event constitute a waiver of Tenant's default with respect to any overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted under this Lease or by law or in equity.

     4.3. Address for Payments. Tenant shall pay all Rent to Landlord at Landlord's Payment Address, or at such other place as may be designated by Landlord from time to time by written notice to Tenant.

5.   SECURITY DEPOSIT. Intentionally Deleted.

6.   USES; COMPLIANCE WITH LAWS.

     6.1. Permitted Uses. The Premises are to be used only for the Permitted Uses, and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its reasonable discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a similar bio-tech/office building or is inconsistent with any restriction on use of the Property contained in any lease, mortgage or other agreement or instrument by which the Landlord may be bound or to which any of the Property may be subject.

     6.2. Duties and Prohibited Conduct. Notwithstanding anything to the contrary in this Lease, Tenant shall not knowingly commit any act that will increase the then-existing rate of insurance on the Building without Landlord's prior written consent. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by the Permitted Uses or by any act or acts of Tenant or its employees, agents or representatives. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant of the Property or which is unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises, or act in any way, which will cause any substantial noise, or any vibration, fumes, or releases of Hazardous Substances into the surrounding environment. If any of Tenant's office machines, equipment or activities should disturb the quiet enjoyment of any other tenant in the Building, cause any substantial noise, or cause any vibration, fumes or releases of Hazardous Substances, then Tenant, at Tenant's sole expense, shall provide adequate insulation or take such other action as may be necessary to eliminate such disturbance, noise, vibration, fumes or releases. Tenant, at Tenant's expense, shall comply with all laws, rules, regulations, orders, ordinances and permits relating to the Premises, or its use or occupancy of the Premises, and shall observe such reasonable rules and regulations as may be adopted by Landlord and made available to Tenant from time to time. This Lease shall be subject to all applicable zoning ordinances and to all municipal, county, state and federal laws and regulations governing or regulating the use of the Premises.

     6.3. Environmental, Health And Safety Laws. Without limiting Tenant's obligations under this Section 6, Tenant in the exercise of its rights and the performance of

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its obligations under this Lease shall comply, at Tenant's expense, with all local, state, or federal laws, rules, regulations, ordinances, orders and permits now existing, or as hereafter enacted, amended, or issued concerning environmental, health, or safety matters (collectively, the "Environmental Laws") in connection with Tenant's use, generation, transportation, management, handling, treatment, storage, manufacture, emission, release, disposal or deposit of any radioactive material, hazardous or toxic wastes, hazardous or toxic substances, any material containing hazardous wastes or hazardous substances (except as they occur in normal office products or household cleaning products), or any other pollutant, contaminant, human pathogen or infectious agent as such terms may now or in the future be defined in any Environmental Laws (collectively, "Hazardous Substances"), on the Property, adjacent surface waters, soils, underground waters, or air. Tenant shall have the right to use and store, in compliance with applicable Environmental Laws, Hazardous Substances reasonably necessary for the operation of Tenant's business.

Landlord shall have the right at all reasonable times upon at least three (3) business days prior written notice to Tenant to conduct environmental investigations, including the taking of samples, for the purpose of detecting or measuring the presence of Hazardous Substances on the Property. Tenant shall keep Landlord continuously informed by written notice of all Hazardous Substances, which Tenant, or Tenant's employees, agents, representatives, invitees, licensees, or contractors, generates, stores or otherwise allows on the Property. Tenant shall provide Landlord with copies of all documents received or prepared by Tenant concerning any release of a Hazardous Substance at the Property by Tenant, all documents Tenant receives or prepares in connection with any violation, or alleged violation, of an Environmental Law by Tenant, and at Landlord's request, all reports or other documents Tenant is required to provide any governmental authority under any Environmental Law concerning any Hazardous Substance. Upon request by Landlord, Tenant shall provide Landlord with all other information in Tenant's possession, which Landlord reasonably deems necessary or useful for the purpose of determining whether Tenant is in compliance with all Environmental Laws and whether the Property, or any part of the Property, is contaminated by any Hazardous Substances. If Tenant or the Premises, as a result of Tenant's, its employees, agents, contractors or visitors use of Hazardous Substances, is in violation of any Environmental Law, or in the event Tenant, Tenant's employees, agents, contractors or visitors releases Hazardous Substances into or on the Property or adjacent surface waters, soils, underground waters, or air in violation of Environmental Laws, Tenant shall (i) immediately notify Landlord in writing of such occurrence and the action necessary to correct or mitigate such occurrence, and (ii) take such action as is necessary to mitigate and correct such violation or release. Provided, however, Landlord reserves the right, but not the obligation, to enter the Premises, to act in place of the Tenant (and Tenant hereby appoints Landlord as its agent for such purposes) and to take such action as Landlord reasonably deems necessary to ensure such compliance or to mitigate such violation, at Tenant's expense. In the event there is a violation of Environmental Law in an adjacent premises in the Building, then Tenant shall use commercially reasonable efforts to mitigate the migration of any Hazardous Substances from such adjacent premises to the Premises; provided, however, Tenant shall not be required to spend more than a nominal sum in so doing. If Tenant is in violation of any Environmental Law, Landlord reserves the right to enter the Premises with respect to such potential or actual release or violation and take such corrective or mitigating action as Landlord reasonably deems necessary to correct such violation by Tenant. All costs and expenses incurred by Landlord in connection with any such actions shall become immediately due and payable by Tenant upon presentation of an invoice therefore to the extent of Tenant's violation of Environmental Law.

Other than testing in the ordinary course of Tenant's operations, Tenant shall not conduct or permit others to conduct environmental testing on the Premises without first obtaining Landlord's written consent, which shall not be unreasonably withheld or delayed. If Landlord does not deliver such reasonable consent within five (5) days from receipt of Tenant's request, such consent will be deemed provided. Tenant shall promptly inform Landlord of the existence of any environmental study, evaluation, investigation or results of any environmental testing conducted on the Premises whenever the same becomes known

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to Tenant and Tenant shall provide copies to Landlord, upon request by Landlord and at no cost to Landlord.

Tenant shall, at its sole cost and expense, indemnify, defend and hold harmless Landlord and Landlord's subsidiaries and parent corporations, shareholders, members, managers, directors, officers, employees, partners, affiliates, and agents from, any claims, liabilities, costs or expenses incurred or suffered arising in connection with any Hazardous Substances which are brought or allowed on the Premises or the Property by Tenant, Tenant's employees, or its agents, contractors or invitees, including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders or judgments, damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from such release or violation by Tenant, Tenant's employees, or its agents, contractors or invitees.

To the best knowledge of Landlord, (a) no Hazardous Substance is present in the Building or on the Property or the soil, surface water or groundwater thereof,
(b) no underground storage tanks are present on the Property, and (c) no action, proceeding or claim is pending or threatened regarding the Building or the Property concerning any Hazardous Substance or pursuant to any Environmental Law. Notwithstanding the foregoing, in no event shall Tenant be responsible for or liable to Landlord for any Hazardous Substances located in the Premises that existed or were released upon the Premises prior to the Commencement Date of this Lease, or that were not released by Tenant, Tenant's employees, contractors, visitors, or invitees.

Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Substance present at any time on or about the Premises prior to the Commencement Date, the Building or the Property, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Substance, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Substances by Tenant, Tenant's employees, contractors visitors, or its agents in violation of applicable Environmental Laws.

In particular, Landlord shall be responsible for keeping the Building in compliance with Environmental Laws with respect to asbestos and asbestos containing materials.

Notwithstanding any other provisions of this Lease, Tenant's and Landlord's indemnity obligations with respect to Hazardous Substances pursuant to this Paragraph 6.3 shall survive any expiration or any termination of this Lease.

This Section 6.3 constitutes the entire agreement of Landlord and Tenant regarding Hazardous Materials and Environmental Laws. No other provision of the Lease shall be deemed to apply thereto.

7.   SERVICES AND UTILITIES; REPAIRS AND MAINTENANCE.

     7.1. Services and Utilities; Landlord's Obligations. Landlord warrants that the Building's mechanical, electrical and plumbing systems are designed and suitable for the delivery of heating, ventilation, air-conditioning ("HVAC"), electrical and water (including sewer) services sufficient for standard office use. Landlord shall supply the Premises with HVAC, electricity and, if applicable, water sufficient for standard office use (including convenience electricity for lighting and operation of low power usage office machines of three (3) watts per usable square foot), the cost of which shall be paid by the Tenant in accordance with Section 8.2. HVAC service will be limited to 7:00 a.m. to 6:00 p.m. on weekdays (excluding holidays recognized by Landlord) ("Normal Business Hours"), except for additional service as provided for in this Lease. Such electricity and water services shall be provided by Landlord twenty-four
(24) hours per day, seven (7) days per week. Landlord

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shall supply Landlord's standard Building and Property security and fire monitoring services and elevator service, Landlord's standard trash removal services (excluding disposal of Hazardous Substances or medical or biological waste) from the Building compactor, if any, bulb replacement services for Building standard light fixtures, and Landlord's standard exterior window washing services for Premises' windows. Landlord shall also provide standard office janitorial services to the Premises if so requested by Tenant.

Any service or utility, which is separately metered to the Premises by the utility provider shall be billed directly to Tenant and paid directly by Tenant to the utility provider. The Base rental rate excludes the cost of janitorial services to the Premises, and utilities to the Premises including the estimated utilities to supply the Premises with building standard HVAC. All other services or utilities which are required to be provided by Landlord under Section 7.1 which are not separately metered by the service or utility provider shall be included within "Operating Costs" and shall be paid by Tenant each month as provided in Section 8. The cost for any services or utilities, which are not separately metered or sub-metered shall be based on Landlord's reasonable estimate of Tenant's consumption of such utilities. If in the Landlord's reasonable opinion the Tenant's consumption of any utility is extraordinary, Landlord shall be entitled to install, maintain and operate, at Tenant's cost, a monitoring/ metering system(s) in the Premises to measure Tenant's consumption of water, electricity (including electricity to Tenant's signage, if any) HVAC or other utilities or services, or to measure the added demands on the Premises electrical or HVAC systems resulting from Tenant's equipment or lights, including without limitation, Tenant's improvements pursuant to Exhibit C.

Landlord's obligation to provide the services and utilities described in this
Section 7.1 is subject to Section 11 (Damage And Destruction) and Section 22 (Condemnation).

               7.1.1. Additional Services Or Utilities. The Building standard mechanical system is designed to accommodate standard office use heating loads generated by lights or equipment using up to three (3) watts per usable square foot. Before installing fixtures, lights or equipment in the Premises, which in the aggregate exceed such amount, or which otherwise consume or require services or utilities exceeding standard office-type levels, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay Landlord's costs, including Landlord's administrative fee, for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights. In addition, Tenant shall pay Landlord as Additional Rent the amount estimated by Landlord (including Landlord's administrative fee) as the cost of furnishing services or utilities for the operation of such equipment or lights and the cost of operation and maintenance of any supplementary air conditioning units necessitated by Tenant's use of such equipment or lights.

Notwithstanding the foregoing, Tenant shall be entitled to the use of all electrical and mechanical systems currently being used in the Premises including, without limitation, the electricity necessary to power such systems.

During other than normal business hours (7:00 a.m. to 6:00 p.m., weekdays), Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the Term of this Lease (24 hours of all days) reasonable access to the Premises.

If after request by Tenant, Landlord furnishes HVAC or other services or utilities in addition to the utilities or services required to be provided by Landlord under this Lease, including without limitation, furnishing utilities or services at times other than Normal Business Hours or in amounts exceeding standard office use, then the cost of such non-standard or additional services or utilities, as reasonably established by Landlord, shall be paid by Tenant as Additional Rent.

     7.2. Services and Utilities; Tenant's Obligations. Tenant shall be solely responsible for providing, and shall pay directly, all charges for janitorial services to the

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Premises and for any security services desired by Tenant in addition to
Landlord's standard Building and site security services. Tenant shall be solely responsible for providing, at Tenant's cost, any backup electricity generator desired by Tenant. It is understood that except as provided in Sections 7.1 or 7.4, Landlord shall not be required to provide any services or utilities to Tenant, and Tenant shall make all necessary arrangements to have such services and utilities billed directly to Tenant and paid directly by Tenant. Tenant shall pay its share, as reasonably determined by Landlord, of any unique services or equipment used by Tenant, which are shared by other tenants of the Building, such as generators, dilution tanks and air compressors.

               7.2.1. Laboratory Systems and Services. Throughout the Term of this Lease, Tenant, at its sole cost and expense, shall maintain its separate and exclusive exhausting, heating, ventilation, and air-conditioning system for the Premises. The electricity used in the Premises for such system shall be separately metered from an electrical panel and meter in the basement of the Building and billed directly to Tenant by Seattle City Light. The cost of such separate meter shall be paid by Tenant.

               7.2.2. Boiler Room Expenses. Landlord's and Tenant's respective responsibilities with regard to the boiler facilities in the are set forth in that certain letter agreement dated November 6, 1992, attached hereto as Exhibit F.

     7.3. Interruption. Landlord shall not be liable for any loss, injury or damage to persons or property caused by or resulting from any variation, interruption, or failure of services or utilities to be provided by Landlord under this Lease due to any cause whatsoever, except for loss, injury or damage caused by the gross negligence, negligence or willful misconduct of Landlord or its agents, contractors or invitees. No temporary variation, interruption or failure of services or utilities to be provided by Landlord under this Lease incident to the making of repairs, alterations or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control, shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations under this Lease.

     7.4. Landlord's Repair and Maintenance Obligations. Except as provided in Sections 9 (Improvements and Alterations by Tenant), 11 (Damage or Destruction) or 22 (Condemnation), Landlord shall cause to be maintained in reasonably good order and condition the Building (other than the nonstructural portions of any leased premises) including, without limitation, the Building's mechanical and electrical systems, the roof, the foundations, the exterior walls and the public and common areas of the Property, such as lobbies, elevators, stairs, corridors and restrooms; provided, however, Tenant shall be responsible for the cost of repair of damage occasioned by any negligent act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, subject to Section 12, Waiver of Subrogation. Landlord shall maintain and repair the Premises' water, if applicable, and elevator service at all times during the term of the Lease.

     7.5. Tenant's Repair and Maintenance Obligations. Except for maintenance, replacements and repairs required to be made or provided by Landlord under Sections 7.1 or 7.4, Tenant, at its sole cost and expense, shall provide for the maintenance in accordance with the manufacturer's recommendations, repair and replacement within the Premises and all built-in appliances and equipment, including any private restrooms and associated plumbing, which are in the Premises for Tenant's exclusive use and any security systems or services desired by Tenant in addition to any such systems or services as may be provided by Landlord under this Lease, reasonable wear and tear and damage from casualty or condemnation excepted.

     7.6. Additional Security. In the event that Tenant's use of the Premises, or its presence in the Building, results in the need for additional security for the Premises or the Building, as determined by Landlord, then any additional security provided by Landlord for the Building or the Premises shall be at Tenant's sole cost and expense, and shall be reimbursed by Tenant to Landlord within five (5) days of written demand. This Section shall include, without limitation, any additional security required as a result of labor

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disturbances, strikes, political protests, dangerous activities, and any other disturbance or disruption of any kind.

     7.7.      Tenant's Obligations. When performing its obligations under this
Section 7, Tenant shall do so, at Tenant's expense in accordance with all Environmental Laws and all other applicable laws, ordinances, codes, orders, rules or regulations of any governmental authority. Tenant shall provide Landlord upon request, a list of Tenant's maintenance and service providers with respect to its obligations under this Section 7. Except as provided in Section 9 in connection with Alterations, before making or performing any work, repairs, or replacement of any kind in the Premises, if such work shall affect the Building's systems or costs of operation to Landlord then Tenant shall obtain Landlord's prior written approval, which approval may be conditioned on Tenant providing Landlord with plans and specifications therefore, if applicable, which are reasonably acceptable to Landlord. All work, maintenance, repairs and replacements by Tenant under this Lease shall be performed by licensed and reputable contractors reasonably acceptable to Landlord in a good and workmanlike manner. Before installing any heavy building mechanical equipment or fixtures in the Premises, Tenant shall submit the plans and specifications therefore to Landlord for Landlord's written approval, which approval shall not be unreasonably withheld.

8.   ADDITIONAL RENT: OPERATING COSTS AND REAL ESTATE TAXES.

     8.1. Definitions. In addition to the Base Rent, Tenant shall pay to Landlord each month as Additional Rent Tenant's Share of Taxes and of Operating Costs as provided in this Section 8, using the following definitions:

               8.1.1. Taxes. "Taxes" shall mean taxes on real property and personal property, charges and assessments (or any installments thereof due during the Lease Year) levied with respect to the Property, any improvements, fixtures and equipment on the Property, and all other property of Landlord, real or personal, used directly in the operation of the Property, and any taxes levied or assessed (or any installment thereof due during the Lease Year) in addition to or lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Property and/or Building or rents collected, but not including any federal or state income, estate, business and occupation (except to the extent that a rental tax is imposed as a business and occupation tax), inheritance or franchise tax.

               8.1.2. Operating Costs. "Operating Costs" shall mean without duplication all expenses other than Taxes paid or incurred by Landlord for obtaining services and products for maintaining, operating, equipment replacement, and repairing the Property, including without limitation, the Property's public and common areas, and the personal property used in conjunction therewith, and which shall include, without limitation, the costs of Landlord performing its maintenance and repair obligations under this Lease, amortization of capital improvements (on a straight line basis over the useful life thereof) made subsequent to the initial development of the Property or Building which are designed with a reasonable probability of enhancing the health and/or safety of the Property or improving the operating efficiency of the Property or Building ("Permitted Capital Improvements"), security services for the Property, fire alarm system monitoring and testing, refuse collection, maintaining water, sewer, storm drainage and other utility systems and services, common area electricity, gas and other similar energy sources (excluding electricity for the Premises which will be charged to the Tenant subject to paragraph 8.6 below), supplies, Premises janitorial if provided, common area janitorial and cleaning services, exterior window washing, landscape planting, maintenance and irrigation, services of independent contractors (including any market-rate management fees which may be or become payable to third parties), compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Property and its equipment, the maintenance, resurfacing, repair and striping of parking areas and curbs (including driveways, loading zones and access easements), downspouts and gutters, lighting and outdoor facilities, premiums for

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Landlord's insurance (including applicable interest charges), insurance deductibles, licenses, permits and inspection fees, a management fee, reasonable legal, administrative and accounting expenses, and any other expense or charge whether or not hereinabove described, which in accordance with generally accepted management practices would be considered an expense of maintaining, operating, or repairing the Property, excluding or deducting, as appropriate costs of any special services rendered to individual tenants (including Tenant) for which a special charge is collected including, without limitation, any specially metered charges. Notwithstanding the foregoing, Operating Costs shall not include the following:

(1) attorney's fees, accounting fees and other expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Building, except as specifically otherwise provided in this Lease;

(2) costs directly attributable to or for the sole benefit of a tenant, including Tenant;

(3)  rental on ground leases or other underlying leases;

(4) cost of any work or services to the extent performed for any facility other than the Building (provided Landlord shall have the right to reasonably allocate the cost of services provided to more than one facility);

(5) costs due to Landlord's willful violation of any governmental rule or authority;

(6)  charitable or political contributions;

(7) any fees paid to related parties of Landlord which exceed the market rate for similar services;

(8)  costs of electricity to other tenants' premises;

(9) costs occasioned by casualty or by the exercise of the power of eminent domain;

(10) costs to correct any construction defect in the Premises or the Property or to comply with any CC&Rs or law applicable to the Premises or the Property on the Commencement Date;

(11) insurance deductibles in an amount greater than Six Hundred Thousand Dollars ($600,000) per occurrence;

(12) costs incurred in connection with the presence of any Hazardous Substance in, on, under or about the Property except to the extent caused by the release or emission of the Hazardous Substance in question by the Tenant, Tenant's employees, contractors, visitors, and invitees;

(13) interest, charges and fees incurred on debt;

(14) costs which could properly be capitalized under generally accepted accounting principles, except for Permitted Capital Improvements; and

(15) costs to repair and maintain the structural portions of the Building.

               8.1.3. Tenant's Share. "Tenant's Share" in connection with Operating Costs and Taxes shall mean Tenant's Share of the Property multiplied by actual or estimated, as the case may be, Operating Costs or Taxes allocated to the Property, respectively. Notwithstanding anything to the contrary in this
Section 8.1.3, in determining the amount of Operating Costs, for the purpose of this Section 8.1.3: if less than ninety-five percent (95%) of the Building shall have been occupied by tenants and fully used by them at any time, Operating Costs which vary by level of occupancy shall be increased to an amount equal to the like Operating Costs which would normally be expected to be incurred had

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such occupancy been ninety five percent (95%) and had such full utilization by tenants been made during the entire period; and (b) if the Landlord is not furnishing any particular work or service (the cost of which if performed by the Landlord would constitute an Operating Cost) to a tenant other than Tenant, who has undertaken to perform such work or service in lieu of the performance thereof by the Landlord, Operating Costs shall be deemed for the purposes of
Section 8.1.2 to be increased by an amount equal to the additional Operating Costs which would reasonably have been incurred during such period by the Landlord if it had at its own cost furnished such work or service to such tenant. Notwithstanding the foregoing, this Section 8.1.3 shall not be construed to require that the Tenant incur an expense twice for the same service or incur an expense for a service which is not provided to Tenant.

     8.2. Payment of Additional Rent for Estimated Operating Costs and Taxes. Within thirty (30) days of the Commencement Date or the close of each Lease Year, as applicable, or as soon thereafter as is practicable, Landlord shall provide Tenant with a written statement of Tenant's Share of estimated Operating Costs and Taxes for such Lease Year. Tenant shall pay 1/12 of the amount of any special or specific Tenant charges, and Tenant's Share of Operating Costs and Taxes as Additional Rent as provided in Section 4 each month during such Lease Year and until such time as Landlord provides Tenant with a statement of estimated Operating Costs and Taxes for the subsequent Lease Year. If at any time or times during such Lease Year, it appears to Landlord that Tenant's Share of actual Operating Costs and/or actual Taxes will vary from the estimated Operating Costs and/or Taxes by more than five percent (5%) on an annual basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payable by Tenant under this Section 8.2 for such Lease Year shall be increased based on Landlord's revised estimate.

     8.3. Actual Operating Costs and Taxes. Landlord will make reasonable efforts within ninety (90) days after the close of each Lease Year during the Term hereof for which an estimated statement was delivered to Tenant pursuant to
Section 8.2, to deliver to Tenant a written statement ("Reconciliation Statement") setting forth Tenant's Share of the actual Operating Costs and Taxes paid or incurred by Landlord during the preceding Lease Year (or such prorated portion of such Lease Year if this Lease commences or terminates on a day other than the first or last day of a Lease Year, based on a 365-day Lease Year). If the actual Operating Costs and/or Taxes shown on the Reconciliation Statement for any Lease Year exceed estimated Operating Costs and/or Taxes paid by Tenant to Landlord pursuant to Section 8.2, Tenant shall pay the excess to Landlord as Additional Rent within thirty (30) days after the date of the Reconciliation Statement. If the Reconciliation Statement shows that actual Operating Costs and/or Taxes are less than the estimated Operating Costs and/or Taxes paid by Tenant to Landlord pursuant to Section 8.2, then the amount of such overpayment shall be credited by Landlord to the next Base Rent and Additional Rent payable by Tenant (or refunded to Tenant in the event of the termination or expiration of this Lease). Notwithstanding anything to the contrary in this Section 8.3, Tenant's Share of Operating Costs and Taxes for any partial Lease Year at the end of the Term shall be as shown on Landlord's statement of estimated Operating Costs and Taxes furnished to Tenant pursuant to Section 8.2.

     8.4. Determinations. The determination of actual and estimated Operating Costs and Taxes shall be made by Landlord. Landlord or its agent shall keep records in reasonable detail showing all expenditures made for the items enumerated in this Section 8. Tenant shall have the right at its own cost and expense to review and/or inspect Landlord's records once in any calendar year with respect to any Operating Costs shown on Landlord's annual reconciliation statement provided to Tenant. This review/inspection right is limited solely to the prior calendar year based upon the date Tenant provides written notice to Landlord. Tenant shall give Landlord written notice ("Tenant's Notice") of its intention to conduct any such review or inspection on or before sixty (60) days after the date of Tenant's receipt of Landlord's annual reconciliation statement. Tenant's review/inspection shall be conducted by a certified public accounting firm at Landlord's main business office, or at

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such other location as Landlord may keep its relevant business records, and on a date mutually agreed upon by Landlord and Tenant, but in no event is Landlord required to agree to a date which is earlier than sixty (60) days from the date of Tenant's Notice to Landlord. Landlord agrees that it shall give Tenant said access to review/inspect the business records no later than seventy-five (75) days after Tenant's Notice to Landlord. Tenant must provide written notice to Landlord within sixty (60) days after Tenant's review or inspection specifying any and all claims it may have determined in good faith. Tenant agrees to diligently pursue its review/inspection of Landlord's records in order to determine if it concurs or disagrees with Landlord's statement.

Tenant shall be deemed to have waived its review and inspection right, and therefore agree with Landlord's changes, with respect to the period of time covered in Landlord's annual reconciliation statement if any of the following occurs:

     (a) Tenant has not notified Landlord in writing on or before sixty (60) days after Tenant's receipt of Landlord's annual reconciliation statement of its intention to conduct its review/inspection,

     (b) Tenant has not commenced its review/inspection of Landlord's records at Landlord's office or designated location on or before ninety (90) days after Tenant's Notice to Landlord unless due to a delay by Landlord in providing Tenant with access to such records,

     (c) Tenant has not provided written notice to Landlord on or before sixty
         (60) days after Tenant's review/inspection specifying any and all claims it may have determined in good faith.

Tenant, and its employees, agents, attorneys, accountants and representatives agree that any and all information concerning Operating Costs or any other information disclosed by Landlord pursuant to any such review/inspection shall not be disclosed to any other person or entity without the prior written consent of Landlord, which consent shall be at Landlord's sole discretion. Prior to providing such confidential information to any of Tenant's employees, agents, attorneys, accountants or representatives, Tenant shall deliver to Landlord a written acknowledgment of such parties' agreement to be bound by the terms of this paragraph, in a form reasonably satisfactory to Landlord. Nothing in this paragraph shall relieve Tenant of its obligation under Section 8 to pay Additional Rent without notice, demand, offset or deduction.

Tenant shall bear the cost of such audit, unless such audit discloses that Landlord has overstated the total costs by more than five percent (5%) of the actual amount of such costs, in which event Landlord shall pay the actual and reasonable costs of Tenant's audit. Landlord shall promptly refund any overcharges to Tenant.

     8.5. Tenant's Personal Property Taxes. Tenant shall pay prior to delinquency all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Property and, upon Landlord's request, shall promptly provide Landlord with written proof of such payment. Solely for purposes of this Section 8.5, "Property of Tenant" shall include Tenant Improvements and all other improvements which are paid for by Tenant, and "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

     8.6. Tenant's Utility Charges. Landlord and Tenant agree that utilities to the Premises including the cost of utilities to provide Building standard HVAC are not included in the Base Rent. Landlord will estimate, by meter if possible, the cost of the Tenant's usage of electricity and natural gas for its Premises, including the cost of utilities to heat and cool the Premises. Tenant shall pay to the Landlord as Additional Rent each month the Landlord's estimate of such charges. At the end of each calendar year the Landlord shall compare the previous 12 months actual charges to its estimates. Any amounts owing shall

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be paid by Tenant, and credit amounts shall be refunded to Tenant in accordance with Section 8.3. Landlord shall adjust its estimates as provided for in Section 8.2.

9. IMPROVEMENTS AND ALTERATIONS BY TENANT. Landlord grants Tenant the right to modify existing office and laboratories including, but not limited to the addition of chemistry capacity, in accordance with the terms below. Tenant shall not make any changes, alterations, additions or improvements in or to the Premises ("Alterations"), including, without limitation, changes to locks on doors or to plumbing, without first obtaining the written consent of Landlord (which consent shall not be unreasonably withheld) and, where reasonably required by Landlord, such Alterations shall be made under the supervision of a competent architect and/or a licensed structural engineer, and in accordance with plans and specifications (where plans and specifications are required) which meet current building standards for quality, design, and colors if visible from the hallways or exterior, approved by Landlord, which approval shall not be unreasonably withheld. Prior to commencing any Alterations, Tenant shall notify Landlord of such work and Landlord shall perform a good faith asbestos inspection in accordance with applicable laws and regulations. Tenant agrees that Sabey Construction Inc. will have a right of refusal at the agreed upon fee, to be the contractor for any and all Alterations for which Tenant chooses to employ a general contractor, provided that Elliott Park LLC remains the Landlord, in accordance with the terms and conditions contained in the Construction Contract in Exhibit C attached hereto. All work with respect to any Alterations shall be done in a good and workmanlike manner and shall be diligently prosecuted to completion. In no event shall Tenant's Alterations change or affect the strength, exterior appearance, roof, or the mechanical, electrical, or plumbing services or systems, of the Building without Landlord's reasonable consent. Tenant shall reimburse Landlord upon demand for any sums reasonable expended by Landlord for examination and approval of plans and specifications for any and all Alterations. Tenant shall also pay Landlord a sum equal to the costs incurred by Landlord during any inspection or supervision of any and all Alterations. All damages or injury to the Property caused by any negligent act or omission of Tenant, or Tenant's officers, contractors, agents, invitees, licensees or employees, or by any persons who may be in or upon the Property with the express or implied consent of Tenant, in connection with such Alterations; including but not limited to, damage from cracked or broken glass in windows or doors, shall be paid by Tenant upon demand by Landlord. Tenant and Tenant's contractor shall comply with the general conditions for construction as referenced in Exhibit C.

10. ACCESS. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with a Landlord provided Building security system. Tenant shall have at all times during the Lease Term (24 hours of all days) reasonable access to the Premises. Landlord, at Tenant's cost, shall provide Tenant with security access cards to the Building for the Building's security system. Landlord acknowledges that Tenant has cards to date and will not be charged for previous cards provided. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times (except in cases of emergency) for the purpose of inspecting or improving the Premises or the Building or for performing any of its obligations under this Lease, upon at least one (1) business days' prior notice to Tenant. Nothing contained in this
Section 10 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from the duty of observing and performing any of the provisions of this Lease, so long as such action does not materially and unreasonably interfere with Tenant's access to the leased Premises. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease Term. Landlord shall have the right at all times to enter the Premises, with at lease one (1) business days' notice to Tenant, for the purpose of showing the Premises to prospective purchasers or lenders. Any entry by Landlord or its agents hereunder shall comply with Tenant's reasonable security measures.

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11.  DAMAGE OR DESTRUCTION.

     11.1. Damage and Repair. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the ninetieth (90th) day following the damage, give Tenant a notice of its election to terminate this Lease. In the event of such election; (a) this Lease shall be deemed to terminate on the date that is thirty (30) days from the date of Tenant's receipt of such notice ("Termination Date"); (b) Tenant shall surrender possession of the Premises on the Termination Date; and (c) Rent and Additional Rent shall be apportioned as of the date of Tenant's surrender and any Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building or Property and insurance proceeds sufficient for restoration are available, or if Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of the improvements to the Premises originally provided by Landlord hereunder but excluding any improvements paid for by Landlord with any tenant allowance or credits) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as provided in this Section 11. To the extent that the Premises are rendered untenantable by such damage or by Landlord's restoration work under this Section, the Base Rent (but not Additional Rent) shall proportionately abate, provided, however, in the event such damage resulted from or was contributed to, directly or indirectly, by the act, fault or neglect of Tenant, Tenant's officers, contractors, agents, employees, invitees or licensees, Base Rent shall abate only to the extent Landlord receives proceeds from any rental income insurance policy received by Landlord for loss of Rent under this Lease.

     11.2. Destruction During Last Year of Term. Notwithstanding anything to the contrary in this Lease, in case the Building shall be substantially destroyed by fire or other cause at any time during the last Lease Year of this Lease (as extended), either Landlord or Tenant may terminate this Lease upon written notice to the other given within thirty (30) days of the date of such destruction.

     11.3. Business Interruption. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any damage or destruction, repair or restoration of any portion of the Premises or the Building. Landlord shall use reasonable efforts to effect such repairs promptly.

     11.4. Tenant Improvements. Landlord will not carry insurance of any kind on any improvements or alterations paid for by Tenant under this Lease or paid for pursuant to any tenant allowance or credits from Landlord, or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same. Tenant shall insure its improvements in accordance with Section 14.2 and proceeds of such insurance shall be used in any repair or restoration of the Premises.

     11.5. Express Agreement. The provisions of this Section 11 shall be considered an express agreement governing any case of damage or destruction of the Building or Premises by fire or other casualty.

12. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in the Lease, whether loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for, (i) any loss or damage to the real or personal property of either party located anywhere on the Property, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered, or are required to be covered under

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this Lease, by their respective property and related insurance policies, and
(ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils covered by any business interruption insurance policy, or by any loss of rental income insurance policy, which may be held by Landlord or Tenant. Each party shall cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party.

13. INDEMNIFICATION. Landlord shall not be liable for, and Tenant shall defend (unless Landlord waives its right to such defense, and in any event with counsel reasonably satisfactory to Landlord), indemnify, hold harmless and protect Landlord and its employees and agents from any claim, demand, liability, judgment, award, fine, mechanics' lien or other lien, loss, damage, expense, penalty, charge or cost of any kind or character (including actual attorney fees and court costs) which may be made, incurred or asserted by Tenant, Tenant's agents or employees, contractors, or any third parties (including but not limited to Landlord's agents, servants or employees), arising directly or indirectly from: (a) the construction, repair, alteration, improvement, use, occupancy or enjoyment of the Premises by Tenant its contractors, agents, employees and/or customers, licensees, or invitees(a) injury to, or death of, any person or persons or damage to, or destruction of, any property occurring in, on or about the Premises, unless it is the result of Landlord's gross negligence, negligence or willful misconduct or the gross negligence, negligence or willful misconduct of its agents, contractors or invitees or (b) Tenant's breach of this Lease or the negligent acts or omissions of Tenant or its officers, directors, shareholders, employees, contractors, subcontractors, or agents (the "Claims"). TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO LANDLORD UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR THE LONGSHOREMEN'S AND HARBOR WORKER ACT, AND/OR ANY EQUIVALENT ACTS AND TENANT EXPRESSLY AGREES TO ASSUME POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST LANDLORD BY TENANT'S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND TENANT HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED TO, CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.

Notwithstanding anything to the contrary in this Section 13, nothing in this
Section 13 shall relieve Landlord from responsibility for its proportionate share of its fault attributable to its or its agents', contractors' or invitees' negligence or willful misconduct in causing any such Claims.

Tenant shall not be liable for, and Landlord shall defend (unless Tenant waives its rights to defense, and in any event with counsel reasonably satisfactory to Tenant), indemnify, hold harmless and protect Tenant and its employees and agents from any claim, demand, liability, judgment, award, fine, mechanics lien or other lien, loss, damage, expense, penalty, charge or cost of any kind of character (including reasonable attorneys' fees and court costs) which may be made, incurred by or asserted against Tenant by third parties arising or resulting from damage to property or injury to person to the extent caused by the negligence or willful misconduct of Landlord, its employees, agents, servants or representatives.

14.  INSURANCE.

     14.1. Worker's Compensation. Commencing on the Commencement Date and continuing throughout the Term of this Lease and any renewal hereof, Tenant shall, at its own expense, keep and maintain in full force and effect, all required worker's compensation coverages, including employer's liability at a limit of not less than One Million Dollars ($1,000,000).

     14.2. Liability Insurance. Commencing on the Commencement Date, Tenant shall, throughout the Term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability insurance on an occurrence form, including but not limited to Premises and operations; blanket

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contractual; products/completed operations; owners' and contractors' protective;
employer's contingent liability (stop gap); personal injury; insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury or death or property damage or loss with a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. General aggregate shall apply on a per location basis. Landlord and others as required by Landlord shall be an additional insured.

     14.3. Property Insurance. Tenant shall, throughout the Term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect special form perils coverage on Tenant's leasehold improvements, including without limitation, any improvements made by Landlord on behalf Tenant or pursuant to a tenant allowance or credit at one hundred percent (100%) of the current replacement cost value.

Landlord is not required to carry insurance of any kind on Tenant's improvements or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

     14.4. Automobile Liability Insurance Requirements. Tenant shall maintain automobile coverage with a combined single limit of not less than One Million Dollars ($ 1,000,000). Coverage shall apply to any owned, non-owned or hired automobiles.

     14.5. Insurance Policy Requirements. All policies of insurance required under this Section 14 shall be with companies reasonably approved by Landlord. No insurance policy required under this Section 14 shall be cancelled or materially reduced in coverage except after thirty (30) days (ten (10) days for non-payment of premium) prior written notice to Landlord. All insurers shall have a Best's rating of AV or better and be licensed and admitted to do business in the State of Washington. The property and liability policies required under this Section 14 shall be written as primary policies and not contributing to nor in excess of any coverage Landlord may choose to maintain.

Tenant shall deliver to Landlord prior to the Commencement Date, copies of policies of such insurance or certificates with endorsement, evidencing the existence of the minimum required insurance and evidencing Landlord, Landlord's mortgagee, and any other persons or entities requested by Landlord to be included as additional insureds hereunder. In no event shall the limits of any insurance policy required under this Section 14 be required under this Section 14 be considered as limiting the liability of Tenant under this Lease.

In no event shall the limits or coverages required to be carried be considered as necessarily adequate nor limiting the liability of Tenant under this Lease.

     14.6. Failure to Maintain Insurance. If Tenant fails or refuses to maintain any insurance required, Landlord may, at its option, procure insurance for Landlord's benefit and/or interests and any and all premiums paid by Landlord therefore shall be deemed Additional Rent and shall be due on demand. Landlord will not be responsible to procure insurance for Tenant's interests and/or benefit.

     14.7. Increased Insurance Costs. Tenant shall not keep, use, sell or offer for sale in or upon the Premises, nor conduct any operation, which may be prohibited by Landlord's insurance carriers. Tenant shall pay any increase in premiums for property and liability insurance that may be charged during the Lease Term on the amount of such insurance which may be carried by Landlord on the Premises or the Building or Buildings of which they are a part, resulting from Tenant's particular activities on the Premises or from the type of merchandise which Tenant stores or sells on the Premises, whether or not Landlord has consented thereto. In the event of increased insurance costs to Landlord, Tenant shall also pay an additional premium on the insurance policy or policies that Landlord may carry for its protection against loss resulting from any insured event. In determining whether increased premiums are the result of Tenant's particular activities on the Premises, rates and/or premiums determined by the organization and/or underwriter setting the insurance

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rates and/or charges on the Premises of Building or Buildings of which they are a part shall be conclusive evidence of the several items and charges which make up the insurance premium. Landlord shall deliver bills for such additional premiums to Tenant at such times as Landlord may elect, and Tenant shall immediately reimburse Landlord therefore.

15.  ASSIGNMENT AND SUBLETTING.

     15.1. Assignment or Sublease. Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent, which consent may not be unreasonably conditioned, delayed or withheld. Tenant also acknowledges that any right of first refusal, option to extend the Term of this Lease, or any other options which Landlord has granted herein are particular to Tenant and are not assignable or transferable to any assignee or sublessee under this Lease, except to a Permitted Transferee.

In no event shall an assignment, subletting or other transfer of the Lease relieve Tenant of any of its obligations under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer.

If Tenant is a corporation, any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of a majority of its outstanding voting stock, or power to vote a majority of its outstanding voting stock, shall constitute an assignment for the purpose of this Section 15; provided, however, for the purposes of this Section 15, a public offering of stock registered with the SEC or a transfer of stock over a national exchange, shall not constitute a transfer. If Tenant is a partnership, limited liability company, or other entity, any transfer of this Lease by merger, consolidation, liquidation, dissolution, or any change in the ownership of a majority of the ownership and/or economic interests shall constitute an assignment for the purpose of this
Section 15.

Notwithstanding anything in this Lease to the contrary, Landlord's consent shall not be required for any of the following transfers (each of which shall be an "Affiliate Transfer"): (i) to any person(s) or entity who controls, is controlled by or is under common control with Tenant, (ii) to any entity resulting from the merger, consolidation or other reorganization with Tenant, whether or not Tenant is the surviving entity, provided that the surviving entity has a net worth equal to or greater than Tenant just prior to such merger, consolidation or reorganization or (iii) to any person or legal entity which acquires all or substantially all of the assets or stock of Tenant provided that the person or legal entity has a net worth equal to or greater than Tenant just prior to such acquisition (each of the foregoing is hereinafter referred to as a Tenant Affiliate); provided that before such assignment shall be effective, (x) said Tenant Affiliate shall assume, in full, the obligations of Tenant under this Lease, (y) Landlord shall be given written notice of such assignment and assumption and (z) the use of the Premises by the Tenant Affiliate shall be a Permitted Use.

     15.2. Documentation and Expenses. In connection with each request for an assignment or subletting Tenant shall: (i) submit in writing to Landlord the name and legal composition of the proposed subtenant or assignee, the nature of the proposed subtenant's or assignee's business to be carried on in the Premises, the terms and provisions of the proposed sublease or assignment and such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (ii) pay Landlord's reasonable costs of processing such assignment or subletting, including reasonable attorneys' fees, upon demand of Landlord. Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

     15.3. Transferee Obligations. As a condition to Landlord's approval of an assignment, any potential assignee otherwise acceptable to Landlord shall assume, in writing, all of Tenant's obligations under this Lease and Tenant and such assignee shall agree, in writing, to be jointly and severally liable for the performance of all of Tenant's obligations under this Lease. As a condition to Landlord's approval any sublessee otherwise

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acceptable to Landlord such sublessee shall assume, in writing, all of Tenant's obligations under this Lease as to the subleased portion of the Premises and Tenant and such sublessee shall agree, in writing, to be jointly and severally liable with Tenant for the lesser of the Rent under this Lease or the Rent under the sublease paid directly to Landlord and performance of all of the terms, covenants and conditions of "Tenant" under the Lease with respect to the subleased portion of the Premises. If an assignment or sublease is consented to by Landlord, then the Tenant shall pay all costs incurred in connection therewith (including any lease commissions and lease concessions), and the assignment or sublease shall state that all Rent payments from the assignee or sublessee shall be paid directly to Landlord. In connection with a permitted assignment or sublease:

(a) So long as the Tenant is not in default under this Lease, Landlord shall grant to Tenant a credit against the monthly rental due under this Lease in the amount of the rental actually received by Landlord under the assignment or sublease for that month, calculated on a per square foot basis, and based upon the portion of the Premises covered by the assignment or sublease. Landlord shall pay to Tenant the amount of such credit in excess of the Rent under the Lease as to such portion of the Premises except that Landlord shall be entitled to fifty percent (50%) of such excess after subtracting Tenant's broker commissions, attorneys' fees and improvement costs, as such commissions, fees and costs are amortized on a straight-line basis over the sublease term. If in any month Tenant is entitled to a credit under this subsection (a), but the credit arises after the Tenant has paid in full the rental due under this Lease for that month, then Landlord shall pay the amount of the credit within five (5) business days after the date that the payment is received by Landlord from the assignee or sublessee.

16. SIGNS. Tenant shall not inscribe any inscription, or post, place, or in any manner display any sign, graphics, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Property at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent, such consent to be at Landlord's reasonable discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant, at its expense, shall repair any damage to the Property, or any portion thereof, caused by such removal. Notwithstanding the foregoing, if Tenant is permitted to place signage on the Building such signage must be pre-approved by Landlord's architect (which approval shall not be unreasonably withheld) and must comply with local laws. The cost of such signage, maintenance, repair and operation shall be borne exclusively by Tenant. In addition to any signage of Tenant existing prior to the Commencement Date, Tenant shall have the right to install, at its sole cost and expense, Building exterior signage for increased presence, subject to Landlord's reasonable approval of the design and specifications thereof and compliance with city codes and standards.

17. LIENS. Tenant has no authority to allow any liens to be placed against the Property. Tenant shall keep its interest in this Lease, any property of Tenant located on the Property, and the Property free from any liens arising out of any work performed or materials ordered or obligations incurred by or on behalf of Tenant and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any liability from any such lien, including without limitation, liens arising from Tenant's Work. In the event any lien is filed against the Property, or any portion thereof, by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord and at Tenant's expense, immediately either cause such lien to be released of record or furnish to Landlord a bond, in form and amount and issued by a surety, reasonably satisfactory to Landlord, indemnifying Landlord and the Property against all liability, costs and expenses, including attorneys' fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Property arising from work done or materials provided to and for Tenant, if, and only if, such proceedings suspend the collection thereof

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against Landlord, Tenant and the Property and neither the Property nor any part thereof or interest therein is or will be, in Landlord's sole judgment, in any danger of being sold, forfeited or lost.

18.  BANKRUPTCY.

     18.1. Assumption of Lease. In the event Tenant becomes a Debtor under Chapter 7 of the Bankruptcy Code ("Code") or a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 of the Code and is transferred to Chapters 11 or 13 of the Code, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has cured all defaults under the Lease and paid all sums due and owing under the Lease or provided Landlord with "Adequate Assurance" (as defined below) that: (i) within ten (10) days from the date of such assumption, the Trustee or Tenant will completely pay all sums due and owing under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default or breach of this Lease, including without limitation, Landlord's reasonable costs, expenses, accrued interest, and attorneys' fees incurred as a result of the default or breach; (ii) within twenty (20) days from the date of such assumption, the Trustee or Tenant will cure all non-monetary defaults and breaches under this Lease, or, if the nature of such non-monetary defaults is such that more than twenty (20) days are reasonably required for such cure, that the Trustee or Tenant will commence to cure such non-monetary defaults within twenty (20) days and thereafter diligently prosecute such cure to completion; and (iii) the assumption will be subject to all of the provisions of this Lease.

               18.1.1.   Definition of Adequate Assurances. For purposes of this
Section 18, Landlord and Tenant acknowledge that in the context of a bankruptcy proceeding involving Tenant, at a minimum, "Adequate Assurance" shall mean: (i) the Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease; and (ii) the Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in or on property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults and breaches under this Lease within the time periods set forth above; and (iii) the Trustee or Tenant, at the very minimum, shall deposit a sum equal to two (2) month's Base Rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

     18.2. Assignment of Lease. If the Trustee or Tenant has assumed the Lease pursuant to the provisions of this Section 18 for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee have complied with all of the terms, covenants and conditions of this Lease, including, without limitation, those with respect to Additional Rent. Landlord and Tenant acknowledge that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

     18.3. Adequate Protection. Upon the filing of a petition by or against Tenant under the Code, Tenant, as Debtor and as Debtor-In-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows:
(i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court; (ii) to pay all monetary obligations required under this Lease, including without limitation, payment of Rent and Additional Rent

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payable hereunder which is considered reasonable compensation for the use and occupancy of the Premises; (iii) provide Landlord a minimum of thirty (30) days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and (iv) to perform to the benefit of Landlord as otherwise required under the Code. The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

19.  DEFAULT.

     19.1. Cumulative Remedies. All rights of Landlord in this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law in force when the default occurs or in equity. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction (without bond) the violation or attempted violation of any of the covenants, agreements or conditions of Tenant under this Lease.

     19.2. Tenant's Default; Right to Cure. The failure of Tenant to perform any obligation of Tenant as provided in this Lease shall be a default under this Lease. Tenant shall have a period of five (5) business days from the date of Tenant's receipt of written notice from Landlord to Tenant within which to cure any default in the payment of Rent. Tenant shall have a period of twenty (20) business days from the date of written notice from Landlord to Tenant to cure any other default under this Lease; provided, however, that with respect to any such default which cannot be cured within such twenty (20) day period, the default shall not be deemed to be uncured if Tenant commences to cure within twenty (20) days and for so long as Tenant is diligently prosecuting the cure thereof, but in no event longer than ninety (90) days. If the nature of the default is one that can be cured immediately (e.g. turn off loud music, take unauthorized sign off door, etc.), Tenant will use its best efforts to cure immediately. Notwithstanding anything to the contrary in this Section 19.2, Landlord shall not be required to provide notice to Tenant of a particular nonpayment of Rent for a particular month more than once.

     19.3. Landlord's Rights And Remedies. Upon the occurrence of an uncured default by Tenant, Landlord, in addition to all other rights or remedies it may have, at its option, may exercise any one or more of the following rights without further notice or demand of any kind to Tenant or any other person, except as required by applicable State law:

               19.3.1. Termination of Lease. The right of Landlord to terminate this Lease and Tenant's right to possess the Premises and to reenter the Premises, take possession thereof and remove all persons from the Premises, following which Tenant shall have no further claim thereon or hereunder; provided, however, that Tenant shall remain obligated as provided in Section
19.4 below.

               19.3.2. Re-entry of the Premises. The right of Landlord, without terminating this Lease and Tenant's right to possess the Premises, to reenter the Premises and occupy the whole or any part of the Premises for and on account of Tenant and to collect any unpaid Rents which have become payable, or which may thereafter become payable; provided, however, that Tenant shall remain obligated as provided in Section 19.4 below.

               19.3.3. Termination After Reentry. The right of Landlord, even though it may have reentered the Premises in accordance with Section 19.3.2, to elect thereafter to terminate this Lease and Tenant's right to possess the Premises; provided, however, that Tenant shall remain obligated as provided in
Section 19.4 below.

Should Landlord reenter the Premises under Section 19.3.2, Landlord shall not be deemed to have terminated this Lease or to have accepted a surrender thereof by any such reentry, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease and Tenant's right of possession. Tenant further covenants that Landlord's service of

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any notice pursuant to the unlawful detainer statutes of the State of Washington and Tenant's surrender of possession pursuant to such notice shall not (unless Landlord elects in writing to the contrary at the time of, or at any time subsequent to, the serving of such written notice and such election is evidenced by a notice to Tenant) be deemed to be a termination of this Lease.

     19.4. Landlord's Damages. If Landlord terminates this Lease and/or Tenant's right to possession of the Premises pursuant to the terms of this
Section 19, Landlord may recover from Tenant as damages, all of the following:

               19.4.1. Delinquent Rent The worth at the time of award of any unpaid Rent earned at the time of such termination;

               19.4.2. Rent After Termination Until Judgment The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds such rent loss Tenant proves could have been reasonably avoided;

               19.4.3. Rent After Judgment The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided;

               19.4.4. Other Compensation. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result there from, including, without limitation, any cost or expense incurred by Landlord in (i) retaking possession of the Premises, including reasonable attorney fees therefore, (ii) maintaining or preserving the Premises after such default, (iii) preparing the Premises for reletting to a new tenant, including repairs necessary to the Premises for such reletting, (iv) leasing commissions, limited to those years remaining in the initial term, and
(v) any other costs necessary or appropriate to relet the Premises; and

               19.4.5. Additional or Alternative Damages. At Landlord's election, such other amounts in addition to or in lieu of the foregoing in this
Section 19.4 as may be permitted from time to time by the laws of the State of Washington; and

               19.4.6. Calculation of Damages. As used in Sections 19.4.1 and 19.4.2, the "worth at the time of award" is to be computed by allowing interest at the rate specified in Section 4.2. As used in Section 19.4.3, the "worth at the time of award" is computed by discounting such amount at a discount rate equal to six percent (6%) per annum. All Rent, other than Base Rent, shall, for the purposes of calculating any amount due under the provisions of Section
19.4.3 be computed on the basis of the average monthly amount thereof accruing during the immediately preceding sixty (60) month period, except that if it becomes necessary to compute such rent before such a sixty (60) month period has occurred, then such rent shall be computed on the basis of the average monthly amount hereof accruing during such shorter period.

     19.5. Tenant's Property. Without limiting any of Landlord's rights under this Lease, in the event of a termination this Lease pursuant to Section 19, all of Tenant's property, trade fixtures, equipment not permanently attached to the Premises, attached equipment specified on Exhibit C-l and other personal property shall be removed by Tenant immediately upon demand by Landlord. If not so removed by Tenant, Landlord may remove such property from the Premises and place it in storage at a public warehouse at the expense and risk of Tenant, after which it shall be subject to the sale provisions of Section 21. Trade fixtures, furniture, unattached equipment and attached equipment specified on Exhibit C-l and other personal property installed in the Premises by Tenant shall at all times be and remain Tenant's property ('Tenant's Property"). Upon request by Tenant's lenders and equipment lessors from time to time, Landlord agrees to waive, in favor of current and future lenders and equipment lessors of Tenant, any lien rights Landlord may

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have with respect to Tenant's Property pursuant to a lien release, the form of which shall be reasonably acceptable to Landlord.

     19.6. No Waiver. The waiver by either party of any breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof, or of any other term, covenant or condition contained in this Lease. Landlord's subsequent acceptance of partial rent or performance by Tenant shall not be deemed to be an accord and satisfaction or a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease or of any right of Landlord to a forfeiture of the Lease by reason of such breach, regardless of Landlord's knowledge of such preceding breach at the time of Landlord's acceptance. No term, covenant or condition of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the waiving party.

     19.7. Waiver of Notice. Notwithstanding anything to the contrary in this Section 19, Tenant waives (to the fullest extent permitted under law) any written notice, other than such notice as this Section 19 or any other provision of this Lease specifically requires, which any statute or law now or hereafter in force prescribes be given Tenant. Landlord agrees to provide Tenant with written notice of any event or condition that could materially affect Tenant's use of the Premises or enjoyment of the Lease.

     19.8. Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, as it may have been extended, after having been dispossessed or ejected there from by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

     19.9. Reasonable Efforts to Mitigate. Landlord shall use its commercially reasonable efforts to mitigate any damages resulting from a default by Tenant.

     19.10. Default by Landlord. Landlord's failure to perform or observe any of its obligations under this Lease or to correct a breach of any warranty or representation made in this Lease within thirty (30) days after receipt of written notice from Tenant setting forth in reasonable detail the nature and extent of the failure referencing pertinent Lease provisions or if more than thirty (30) days is required to cure the breach, Landlord's failure to begin curing within the thirty (30) day period and diligently prosecute the cure to completion within no more than ninety (90) days, shall constitute a default. If Landlord commits a default that materially affects Tenant's use of the Premises, and Tenant has provided simultaneous written notice thereof to Landlord's mortgagee (if any and if Tenant has notice thereof) and Landlord (and/or Landlord's mortgagee if any) has failed to commence to cure such default within thirty (30) days (or such shorter time as is commercially reasonable in the case of an emergency threatening imminent harm to persons or property), Tenant may, without waiving any claim for damages for breach of agreement, thereafter cure the default for the account of the Landlord, which cure shall be preceded by an additional written notice given at least three (3) days prior to such cure to Landlord and Landlord's mortgagee that Tenant plans to undertake the cure, and the reasonable cost of such cure shall be deemed paid or incurred for the account of Landlord, and Landlord shall reimburse Tenant for Tenant's out-of-pocket expenditures paid to third parties to effectuate such cure, such reimbursement to be within thirty (30) days after completion of the cure and invoice to Landlord showing the costs of cure. Tenant's cure rights shall be hi lieu of any right to terminate this Lease. If Landlord disputes either the necessity of the cure or the cost thereof, the matter shall be settled by arbitration administered by the American Arbitration Association in accordance with its Rules for the Real Estate Industry before a single neutral arbitrator of the American Arbitration Association sitting in Seattle, Washington. The arbitrator shall be a person having at least ten (10) years' experience and knowledge about commercial leasing and property management. The arbitration shall be held within sixty (60) days of Landlord notifying Tenant it disputes Tenant's cure. The costs of the arbitrator

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shall be shared equally by the parties. The prevailing party shall be entitled to an award of reasonable attorneys fees. The arbitrator's award shall be final and binding on the parties.

     20. Subordination and Attornment. This Lease shall be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Land, the Building or the Premises, created by or at the instance of Landlord, and to any and all advances to be made hereunder and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"); provided, however, that the holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage may elect to continue this Lease in full force and effect and, in such event, Tenant shall attorn to such person or persons. Notwithstanding the foregoing, if a lender requires that the Lease be subordinate to any mortgage recorded after the date of the Lease affecting the Property, the Lease shall be subordinate to such mortgage if Landlord first obtains from such lender a written statement providing that so long as Tenant performs its obligations under the Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures, taken under the mortgage, shall affect Tenant's rights under this Lease (a "Nondisturbance Agreement"); provided, however, then the holder of Landlord's Mortgage, or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage, shall not be subject to any option to purchase, or right of first refusal to purchase, granted to Tenant in connection with this Lease. Prior to the Commencement Date, Landlord shall obtain a Nondisturbance Agreement executed by all existing holders of any mortgage, deed of trust or ground lease affecting the Land, the Building or the Premises.

Tenant shall execute, acknowledge and deliver documents, which the Holder of any Landlord's Mortgage may require to effectuate the provisions of this Section 20 within ten (10) business days of the date of Landlord's request therefore. In the event of any transfer of Landlord's interest in the Premises or in the Property, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to such transferee, provided transferee assumes all of Landlord's responsibilities.

     21. Removal of Property. Upon the expiration of this Lease, Tenant shall remove all of Tenant's personal property, furniture and equipment not permanently affixed to the Premises or as specified on Exhibit C-l, and shall pay Landlord any damages for injury to the Premises or Property resulting from such removal. If Tenant fails to remove any such property from the Premises at the expiration of this Lease, Landlord may remove and store said property without liability for loss thereof or damage thereto. Such storage shall be for the account and at the expense of Tenant. If Tenant fails to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, or if Tenant has not removed the property from the Premises after a thirty (30) day period, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper (so long as the same is in compliance with laws), without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the cost of removal of such property and the restoration of the Premises following such removal; fourth, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease; and, fifth, the balance, if any, shall be paid to Tenant.

     22.       Condemnation.

               22.1. Entire Taking. If all of the Premises, or such portion of the Building as may be required for the reasonable use of the Premises, in Landlord's reasonable

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determination, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

     22.2. Constructive Taking of Entire Premises. In the event of a taking by eminent domain of a material part of but less than all of the Building, if Landlord determines that the remaining portions of the Building cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons) or if Landlord determines the Building should be restored in such a way as to materially alter the Premises, then Landlord shall forward a written notice to Tenant of such determination not more than sixty (60) days after the date of taking. The Term of this Lease shall expire upon the date specified by Landlord in such notice but not earlier than sixty (60) days after the date of such notice.

     22.3.     Partial Taking. Subject to the provisions of the preceding
Section 22.2, in case of taking by eminent domain of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If more than twenty-five percent (25%) of the Premises is taken and Landlord cannot replace such space with space in the Building, which is mutually acceptable to Landlord and Tenant, then with sixty (60) days written notice by either party, Landlord or Tenant shall have the right to terminate this Lease.

     22.4. Awards and Damages. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property, furniture and equipment identified on Exhibit C-l (not including Tenant's leasehold interest) and the unamortized cost of improvements made to the Premises at Tenant's cost, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of and/or will not reduce any damages recoverable by Landlord.

     23. Notices. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, or by private overnight courier to Landlord and to Tenant at their respective Notice Addresses set forth in Section 1.16 (provided that after the Commencement Date any such notice shall be mailed, delivered by hand to Tenant at the Premises) or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as provided in this Section shall be deemed given and received on the date that is three (3) business days following the date of post mark, in the case of mailing, or one (1) day after deposit with a private overnight courier.

     24. Costs and Attorneys' Fees. If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, each party shall, and hereby does to the extent permitted by law, waive trial by jury and the losing party shall pay the substantially prevailing party's attorneys' fees in connection with such suit, at trial and on appeal, and such attorneys' fees shall be deemed to have accrued on the commencement of such action. If Landlord consults with an attorney as a result of a default by Tenant hereunder, Tenant agrees to pay any such attorneys' fees incurred by Landlord, and such attorneys' fees shall constitute additional sums due by Tenant hereunder. In addition, in the event of a default by Tenant under this Lease, and any action is instituted by Landlord as a result of Tenant's default, then Tenant shall pay to Landlord, in addition to other costs, expenses, and attorneys' fees incurred by Landlord, and hourly fee of Fifty

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Dollars ($50.00) per hour for time spent by each employee or agent of Landlord in connection with such default and at a minimum, One Hundred Dollars ($100.00).

     25. Landlord's Liability. Notwithstanding anything in this Lease to the contrary, covenants, undertakings and agreements herein made on the part of Landlord in this Lease are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord (except Landlord's interest in the Premises and Building), but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building, as the same may from time to time be encumbered and the proceeds of the sale thereof and rental proceeds thereof. No personal liability or personal responsibility is assumed by Landlord, nor shall at any time be asserted or enforceable against Landlord or its heirs, legal representatives, successors or assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease.

     26. Landlord's Consent. Except as may be provided otherwise in this Lease, whenever Landlord's consent or approval is required under this Lease, such consent or approval shall not be unreasonably withheld, conditioned or delayed, provided, however, Landlord's withholding of consent due to any mortgagee's refusal to grant its consent where its consent would be required shall not be deemed unreasonable.

     27. Estoppel Certificates. Tenant shall, from time to time upon the written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the Effective Date, Commencement Date and Expiration Date, the date the term commenced and the date Tenant accepted the Premises; the amount of Base Rent and the date to which such Base Rent and Additional Rent has been paid; and certifying such additional information as may be reasonably requested by Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by Landlord and/or a prospective purchaser or mortgagee who may acquire an interest in, or a lien upon, Landlord's interest in the Building. If Tenant shall fail to respond within ten (10) business days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that this Lease represents the entire agreement between the parties as to this leasing, that there are no existing claims, defenses or offsets which Tenant has against enforcement of the Lease by Landlord, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Base Rent or Additional Rent has been paid in advance.

     28. Right to Perform. If Tenant fails to pay any sum of money required to be paid by it under this Lease or fails to perform any other act on its part to be performed under this Lease, and such failure continues for ten
(10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section 28 as in the case of default by Tenant in the payment of Rent.

     29. Parking. In the event that Landlord elects to regulate parking on the Property pursuant to a parking pass system, then Tenant shall be entitled to purchase eighty-four (84) parking passes for the Building's parking garage; however, Landlord reserves the right to provide some of Tenant's parking stalls in the adjacent building located at 101 Elliott Avenue West. Each parking pass may be used by one person only, and may not be shared; no sharing or hoteling of stalls shall be permitted. Use of the parking stalls shall be subject to such prevailing market rate charges, and such rules and regulations, as Landlord and/or Landlord's parking operator may adopt from time to time. Landlord retains the right to adjust the charge for parking to prevailing market rate charges and reasonably amend such

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

rules and regulations and to reasonably relocate or reconfigure the parking area, with reasonable notice to Tenant. However, the cost for such parking shall be $160.00 per month per stall through December 2003. Landlord shall at all times continue to provide the designated number of passes to Tenant and Tenant shall at all times be entitled to use eighty-four (84) parking spaces in the Building's parking garage. Tenant shall pay, upon demand by Landlord, Landlord's costs incurred to stencil any changes to reserved parking stalls provided to Tenant under this Lease.

     30. Authority. If Tenant is a corporation, Tenant represents and warrants that each individual executing this Lease on behalf of Tenant is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.

     31.       General.

               31.1. Headings. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of this Lease.

               31.2. Heirs and Assigns. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

               31.3. No Brokers. Except as provided in Section 1, Landlord and Tenant represent and warrant to one another that they have not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and Landlord and Tenant shall indemnify and hold one another harmless from and against any loss, cost, liability or expense incurred by the other party as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of the indemnifying party. In no event will a brokerage fee be paid on any renewal or Option to renew. Tenant agrees that any broker it may elect to assist in any renewal discussions or options will be compensated directly by Tenant.

               31.4. Tenant's Financial Statement. Within ten (10) business days of receipt by Tenant of Landlord's written request from time to time but in no event more than once per calendar year, Tenant shall deliver to Landlord a copy of its most recent annual and quarterly audited financial statements prepared in accordance with generally accepted accounting principles, including a balance sheet, income statement, statement of changes in stockholder's or owner's equity, statement of cash flow, accompanying footnotes, and reports of independent accountants. Landlord shall hold Tenant's financial information in confidence and agrees to execute a reasonable confidentiality agreement if so requested by Tenant. Such financial information may be provided to a prospective purchaser or mortgagee, subject to the same confidentiality requirements.

               31.5. Entire Agreement. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease, to the extent all of the foregoing relate to the time period following the Commencement Date. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

               31.6. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

               31.7. Force Majeure. (A) Landlord. Landlord shall have no liability whatsoever to Tenant on account of Landlord's inability to timely complete Landlord's

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Work, or the restoration of the Building and the Premises following damage or destruction, as a result of "force majeure," which shall include (a) strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; and (e) for any other reason, whether similar or dissimilar to the above, or for Act of God, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord to complete Landlord's Work, or the restoration of the Building and the Premises following damage or destruction, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described herein.

(B) Tenant. Tenant shall have no liability whatsoever to Landlord on account of Tenant's inability to timely complete Tenant's Work, or the restoration of the Tenant's Work following damage or destruction, as a result of "force majeure," which shall include (a) strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; and
(e) for any other reason, whether similar or dissimilar to the above, or for Act of God, beyond Tenant's reasonable control. If this Lease specifies a time period for performance of an obligation of Tenant to complete Tenant's Work, or the restoration of Tenant's Work following damage or destruction, that time period shall be extended by the period of any delay in Tenant's performance caused by any of the events of force majeure described herein. Nothing in this section shall be construed as excusing or delaying the obligation of Tenant to pay in a timely manner when due any Rent or other amounts due under this Lease.

               31.8. Right to Change Public Spaces. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefore, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other public portions of the Property. In no event, however, shall Landlord diminish any service provided by Landlord under this Lease, make any change which reduces the area of the Premises, make any change which, on other than a temporary basis, either changes the character of the Building from that of an office building or materially interferes with Tenant's access to and use of the Building.

               31.9. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

               31.10. Building Directory. Landlord shall maintain in the lobby of the Building a directory of tenants and such directory shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building at Landlord's sole cost Landlord shall also install, at Landlord's sole cost, suite signage consistent with the Building standard or subject to Landlord's architects' reasonable approval.

               31.11. Building Name. The Building will be known as Elliott Park North or by such name as Landlord may designate from time to time.

               31.12. Quiet Enjoyment Landlord agrees that Tenant, upon paying the Rent and performing all other terms, covenants and conditions of this Lease to be performed by Tenant, may quietly have, hold and enjoy the Premises from and after the Commencement Date until the Expiration Date, subject, however, to the provisions of Section 11 (Damage Or Destruction), 22 (Condemnation.

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               31.13.    Survival. The representations, warranties and
indemnification obligations of the parties to this Lease shall survive the termination or expiration of this Lease.

               31.14. Time. Time is of the essence of each and every provision of this Lease.

               31.15. Interpretation. This Agreement has been submitted to the scrutiny of all parties hereto and their counsel, if desired, and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

               31.16. Execution. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart. Delivery of a facsimile or other copy of this Agreement has the same effect as delivery of an original.

IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

                                               LANDLORD:

                                               ELLIOTT PARK LLC,

                                               by Sabey Corporation, Manager

Date:  08-20-02                                By: /s/ David Sabey
                                                  ------------------------------
                                               Its: President
                                                   -----------------------------

                                               TENANT:

                                               CELL THERAPEUTICS, INC.


Date:  08-16-02                                 By: /s/ James Blanc
                                                   -----------------------------
                                                Its: President - CEO
                                                    ----------------------------

                                                                    LEGAL REVIEW
                                                                   /s/ ILLEGIBLE
                                                                        08/15/02

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

STATE OF WASHINGTON          )
                             )ss.
COUNTY OF KING               )

On this 20th day of August, 2002 before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared David A. Sabey to me known to be the PRESIDENT of SABEY CORPORATION, Manager of ELLIOTT PARK LLC, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

[SEAL OF MARY A. HALL]       /s/ MARY A HALL
                             ---------------------------------------------------
                             Printed Name: MARY A HALL
                             NOTARY PUBLIC in and for the State of Washington,
                             residing at Seattle
                             My commission expires: 12-19-05

STATE OF WASHINGTON          )
                             )ss.
COUNTY OF KING               )

On this 16th day of August, 2002, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared JAMES BIANCO, to me known to be the President-CEO of CELL THERAPEUTICS, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

                             /s/ CAROL J. MERRELL
                             ---------------------------------------------------
                             Printed Name: CAROL J. MERRELL
                             NOTARY PUBLIC in and for the State of Washington, residing at ILLEGIBLE
                             My commission expires: 03-29-04

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                                    EXHIBIT A

                               TO LEASE AGREEMENT

                                LEGAL DESCRIPTION

     201 Elliott Avenue West, Seattle, Washington

LOTS 1 THROUGH 7, BLOCK 163, AS SHOWN ON SUPPLEMENTAL SHEET NO.25 OF THE PLAT
OF SEATTLE TIDELANDS, AS REVISED AND CORRECTED BY AUTHORITY OF AN ACT OF THE LEGISLATURE OF THE STATE OF WASHINGTON APPROVED MARCH 2, 1897, WHICH SAID SUPPLEMENTAL SHEET OF SAID REVISED AND CORRECTED PLAT WAS DULY RECORDED IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS OF THE STATE OF WASHINGTON AND IN THE OFFICE OF THE AUDITOR RECORDS OF KIND COUNTY, WASHINGTON.

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

                                    EXHIBIT B

                               TO LEASE AGREEMENT

                             FLOOR PLANS OF PREMISES

                             [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

                                    EXHIBIT C

                               TO LEASE AGREEMENT

                        LANDLORD'S WORK AND TENANT'S WORK

I.   IMPROVEMENTS PROVIDED BY LANDLORD

     Landlord hereby leases to Tenant at no additional cost those items identified as "Trade Improvements" and the "Mechanical System" which Tenant inherited from the prior tenant, The Biomembrane Institute, in its As-Is, Where-Is condition without representation or warranty of any kind whatsoever. The "Trade Improvements" and the "Mechanical System" and the terms under which they are leased to Tenant are more particularly described in that portion of the Third Amendment to the Prior Lease, dated September 10, 1996, in paragraph 47, subsections c and d, which is attached to this Exhibit C as Schedule 1. Schedule 1 also includes three exhibits, which illustrate the location of the "Expansion Spaces" which house the "Trade Improvements" and the quoted "OCL" space, which is served by the "Mechanical System". Landlord and Tenant hereby acknowledge that the "Trade Improvements" and "Mechanical System" shall remain the property of Landlord at the expiration or earlier termination of this Lease.

     Landlord shall deliver, and Tenant. shall accept the Premises in its "AS-IS" condition and configuration as provided in the Lease. Without limiting the foregoing, Landlord shall not be required to modify or improve the existing heating, exhaust, ventilation or air-conditioning equipment, to reinforce or level the flooring of the Premises or the existing electrical system, to accommodate Tenant.

II.  CONSTRUCTION OF TENANT IMPROVEMENTS

     A. Improvements Constructed by Tenant If any work is to be performed in connection with Tenant Improvements on the Premises by Tenant or Tenant's contractor of a type requiring the participation of a general contractor:

               (1)  Such work shall proceed upon Landlord's written approval of
     (i) Tenant's contractor, (ii) public liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, and
     (iii) detailed plans and specifications for such work where detailed plans and specifications are appropriate. Landlord's approval of the foregoing shall not be unreasonably withheld or delayed and (iv) Landlord shall have the right to require Tenant's contractor to deposit a reasonable amount to secure the close out and clean up of Tenant's Work.

               (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations (except, where Sabey Construction is the contractor, to the extent of Sabey Construction's negligence or willful misconduct).

               (3) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

               (4) (i) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor; (ii) Tenant shall reimburse Landlord upon demand for any sums expended by Landlord for examination and approval of plans and specifications for any and all Alterations by outside consultants (e.g. structural reviews) subject to the limits set forth in Section 9 of the Lease; and (ii) Tenant shall also reimburse Landlord for its actual costs to supervise the Alterations not to exceed five percent (5%) of the hard costs incurred by Tenant's contractor except that Tenant shall not

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                                       C-1
     be responsible for any such supervision costs if Sabey Construction is the contractor being used.

               (5) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

               (6) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non-responsibility for the work being performed therein.

               (7) Landlord shall retain the right to all equipment and materials to be salvaged or demolished from the Premises (other than Tenant's property identified in Exhibit C-l or equipment and materials that Tenant elects to reuse in the Premises).

     If Sabey Construction Inc. constructs the Tenant Improvements on behalf of Tenant, Landlord acknowledges satisfaction of Paragraphs (l)(i), (l)(ii), 3,4(i), 4(iii), 5, and 6 of this Section II.A.

     B. Tenant's Telephone. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system.

III. RETENTION OF SABEY CONSTRUCTION INC. AS TENANT'S CONTRACTOR.

     Tenant shall retain Sabey Construction Inc. as Tenant's general contractor for any Tenant Improvements Tenant elects to construct for which Tenant chooses to employ the services of a general contractor on terms and conditions mutually acceptable to Tenant and Sabey Construction. The form of contract to be used in any such engagement shall be substantially in the same form as Exhibit C-2 attached hereto. The price for such the construction of such improvements would be the actual cost plus Sabey Construction Inc.'s fee as general contractor of four percent (4%) on the actual cost, including general conditions. Applicable state and local taxes will also be included.

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

                             SCHEDULE 1 TO EXHIBIT C

                        DESCRIPTION OF TRADE IMPROVEMENTS

                              AND MECHANICAL SYSTEM

4. Additional Expansion Space. Section 47 of the Lease Agreement shall be amended in its entirety to read:

47.  ADDITIONAL EXPANSION SPACE.

     a. Tenant Occupancy. Landlord shall deliver the Additional Expansion Space to Tenant on September 1, 1996; provided, however, Tenant may enter the Expansion Space prior to the delivery date for the purposes of architectural, design or engineering review. Landlord's delivery of the Additional Expansion Space shall be in it's "AS IS" condition as of the date of delivery and Landlord shall not be required to make alterations, additions, or improvements to the Additional Expansion Space; except that Landlord shall seal the stairwell presently located within the Additional Expansion Space, eliminating access between the second floor and the Additional Expansion Space.

     b. Base Service Year. For the purposes of determining Additional Rent for the Additional Expansion Space, the Additional Expansion Space shall have a Base Service Year of 1992.

     c. Trade Improvements. Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord, the Trade Improvements serving the Expansion Space all on the following terms and conditions:

          i. Term. Tenant shall lease from Landlord the Trade Improvements commencing on September 1, 1996, and terminating on the Expiration Date, unless earlier terminated in accordance with the Lease. It is the intent of the parties that the term of the lease for the Trade Improvements be co-terminous with the lease of the Premises.

          ii. Condition and Uses. Landlord shall deliver the Trade Improvements in their "AS IS, WHERE IS" condition, without representation or warranty of any kind whatsoever, whether express or implied, including without limitation, warranty for habitability, suitability or for particular use and Landlord shall not be required to make any allegations, repairs or improvements to the Trade Improvements. Notwithstanding the foregoing, Landlord represents to Tenant that to the best of their knowledge, the Trade Improvements have been adequately maintained and repaired by the prior tenant and owner, Oncomembrane, Inc. and is in reasonably good working order, normal wear and tear excepted. Tenant hereby agrees that with respect to its use of the Personal Property, it will comply with all of the terms of the Lease, including without limitation, Section 6 of the Lease.

          iii. Repair, Maintenance and Alterations. Tenant hereby agrees to maintain and repair, at Tenant's sole cost and expense, the Trade Improvements at all times during the term hereof. Tenant shall maintain the Trade Improvements at all times in good repair. Tenant shall make no alterations or modifications to the Trade Improvements without the prior written consent of the Landlord. In addition to the foregoing, Tenant agrees that all other terms and conditions of the Lease shall apply to the Trade Improvements and its repair or maintenance, unless directly contrary to the foregoing terms in this paragraph.

          iv. Taxes and Insurance. Tenant shall pay, before delinquency any and all Real Property Taxes (as defined in the Lease) on the Trade Improvements and provide Landlord with evidence of such payment. Tenant shall maintain Liability and property damage insurance on the Trade Improvements at all times during the term hereof in accordance with the requirements of Section 16 of the Lease.

          v. Removal of Property and Surrender. Tenant shall not remove the Trade Improvements from the Premises without the prior written consent of the Landlord. Upon the termination of the Lease, Tenant shall surrender the Trade Improvements to the Landlord in good working condition and repair, normal wear and tear excepted.

     d. Mechanical System. The Additional Expansion Space is serviced by mechanical and physical systems (collectively, "Mechanical System"), specifically air handling unit(s), boilers, chillers, natural gas, electricity and vacuum that also will continue to provide service to the first and second floors of the Building. Notwithstanding the terms of this paragraph, Tenant shall continue to be responsible for maintaining mechanical equipment (e.g., air handling unit and exhaust fans) located in the small mechanical room on the roof of the second floor of the Building which services the Organic Chemistry Lab of the Additional Expansion Space (labeled "OCL" on Exhibit A-4).

          Tenant agrees to an equitable allocation of the costs and expenses of maintaining, repairing and replacing the Mechanical System between Tenant and first and second floor tenants, on a pro-rata, square footage basis, so long as the Mechanical System serves the first and second floors and the Additional Expansion Space. Landlord and Tenant agree to cooperate in good faith to work with the first and second floor tenant with respect to the equitable allocation of costs and expenses and the use of the Mechanical System by the first and second floor tenant. Tenant acknowledges that the first or second floor tenant (currently Pathogenesis Inc.) shall maintain, repair and replace the Mechanical System for the benefit of Tenant and the first or second floor tenant. Tenant shall reimburse Pathogenesis Inc., the successor first or second floor tenant or Landlord (in the event Landlord has undertaken maintenance and repair responsibility) on a pro-rata square foot basis, for any and all maintenance, repair or replacement costs. Tenant shall pay Pathogenesis, Inc. (or the party maintaining the Mechanical System) such costs on a monthly basis based on estimates. All costs and expenses shall be reconciled on an annual basis.

          Tenant shall have the option of disconnecting certain of the Mechanical Systems servicing the Additional Expansion Space and instead servicing all or a portion of the Additional Expansion Space with Tenant's mechanical systems currently servicing other space in the Building leased by Tenant under the lease. In such event, tenants pro-rata square footage allocation of costs for maintaining and repairing the Mechanical Systems shall be reduced accordingly.

                             [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

                                   EXHIBIT C-l

                               TO LEASE AGREEMENT

                TENANT'S REMOVABLE ATTACHED EQUIPMENT & PROPERTY

Subject to the terms and conditions of this Lease, the improvements and equipment attached to the Premises which may be removed by Tenant from the Premises at the expiration or earlier termination of this Lease are as set forth below in this Exhibit C-l. Without Landlord's prior written consent, which consent shall not be unreasonably withheld, no other improvements, alterations or attached equipment shall be removed from the Premises at the expiration or termination of this Lease except as may be provided otherwise in the Lease or as may be agreed upon by Landlord and Tenant and added to this Exhibit C-l by Landlord and Tenant from time to time.

1.   The list of equipment attached to this Exhibit C-l as Schedule 1.

Landlord has not done an extensive search of the items on this list. If there is any inconsistency between the items listed on Schedule 1 to Exhibit C and the items listed on Schedule 1 to Exhibit C-l, then the items listed on Schedule 1 to Exhibit C identified as "Trade Improvements" or the "Mechanical System" shall remain the property of Landlord at the expiration or earlier termination of this Lease.

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

                            SCHEDULE 1 TO EXHIBIT C-1

                    Nonexclusive List of Tenant's Personalty

The following list of combined Therapeutics, Inc. Equipment shall be removed by CTI upon termination of lease:

 1.  Fume Hoods
 2.  Biological Safety Cabinets
 3.  Herman Miller Modular Laboratory Furnishings & Laboratory Fittings
 4.  Refrigerators, Refrigerator/Freezers, Freezers
 5.  Centrifuges
 6.  Column Racks
 7.  Compressed Gas Tanks & Manifolds
 8.  Computers & Associated Systems Equipment
 9.  Incubators
10.  Autoclave(s)
11.  Shakers
12.  Still(s)
13.  Ward Exhaust Hoods
14.  Delonized Water System(s)
15.  Hussmann Modular Cold Room & Compressor
16.  Film Developer & Film Processor
17.  Metro Shelving & Benches
18.  All Movable Benches, Tables, Carts, Cabinets, Lab Chairs & Stools
19.  Flake Ic? Makers
20.  Scintillation Counter
21.  Balances & Balance Tables
22.  All Bench Top Laboratory Equipment
23.  Freeze Dryer(s)
24.  Laboratory Ovens
25.  Microwave Oven(s)
26.  Emergency Generator
27.  Vacuum Pump(s) & Air Compressor(s)
28.  Modular Power Poles
29.  Telephones & Associated Equipment
30.  Fluorometer

     THIRD FLOOR

     Fume hoods and exhaust fans
     Biohazard safety cabinets
     Centrifuges
     Nitrogen Piping
     NMR/Air compressor
     Analytic Chemistry Equipment
     HPLC Equipment
     Computer system
     Drug Storage equipment
     Balances
     Refrigerators/Freezers
     Office Furniture
     Reception desk/Telephones/Computers
     Copy Machines
     Vacuum Pump
     RO/DI water system
     Herman Miller Lab benches

                             CELL THERAPEUTICS, INC.
                       ASSETS ACQUIRED BETWEEN 12/00 - 2/01

           DELIVERY
ASSET NO.    DATE                     DESCRIPTION                           SERIAL #          NET AMOUNT    TAXES   GROSS AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
   5,735   12/04/00   Vectra VL400 DT P3-866                         SUS04606772                 1,490.07   128.14       1,618.21
   5,736   12/15/00   Polaview 350 lcd Projector                     2486                        5,483.72   471.61       5,955.33
   5,737   12/15/00   Polaview 350 lcd Projector                     2454                        5,483.72   471.60       5,955.32
   5,740   12/06/00   Netserver/HP/LH3000/P3-866                     SUS04021276                11,610.13   998.45      12,608.58
   5,744   12/03/00   IBM Thinkpad T20 PIII 700 MHZ                  78-PWA78                    4,678.79     0.00       4,678.79
   5,745   12/03/00   IBM Thinkpad T20 PIII 700 MHZ                  78-PWY95                    4,678.79     0.00       4,678.79
   5,746   12/03/00   IBM Thinkpad T20 PIII 700 MHZ                  78-PVV40                    4,678.79     0.00       4,678.79
   5,747   12/03/00   IBM Thinkpad T20 PIII 700 MHZ                  78-PXC40                    4,678.78     0.00       4,678.78
   5,748   12/15/00   IBM Thinkpad T21 PIII 750                      IS26472BU78MKFN4            4,118.42     0.00       4,118.42
   5,750   12/14/00   Incubator 815 BOD 115V                         600101460                   2,670.08     0.00       2,670.08
   5,751   12/03/00   Ultrasonic Cell Distrib Mod 450                BI00096778                  2,436.36     0.00       2,436.36
   5,752   12/20/00   Vectra VL400 DT P3-866                         US04471736                  2,153.42     0.00       2,153.42
   5,753   12/20/00   Vectra VL400 DT P3-866                         US04471491                  2,153.42     0.00       2,153.42
   5,754   12/20/00   Vectra VL400 DT P3-866                         US04471690                  2,153.41     0.00       2,153.41
   5,755   12/08/00   Upgrade CVP 5.03                                                           2,434.14   209.34       2,643.48
   5,756   01/01/01   IBM Thinkpad T20 PIII                          78-WXD63                    4,148.39   356.76       4,505.15
   5,757   01/01/01   IBM Thinkpad T20 PIII                          78-WXF38                    4,148.38   356.76       4,505.14
   5,758   01/01/01   Seagate 73.4 Ultra 160 SCSI H-Drive            SBAOE04003WL                1,226.55   105.48       1,332.03
   5,759   01/01/01   Fax Machine 33.6 KBPS                          8040                        2,487.00   213.88       2,700.88
   5,761   02/01/01   FAS Accounting Software                                                    4,492.45   386.36       4,878.81
   5,762   02/01/01   Vectra VL400 MT PS-933                         SUS04909184                 3,358.92   288.84       3,647.76
   5,763   02/01/01   IBM Thinkpad T20 PIII 750 MHZ                  1S264792U78T1650            5,272.73   453.45       5,726.18
   5,764   02/01/01   IBM Thinkpad X20 PIII                          FX14445                     4,417.31   395.80       4,813.11
   5,765   02/01/01   IBM Thinkpad X20 PIII                          FX28766                     4,417.31   379.89       4,797.20
   5,766   02/01/01   IBM Thinkpad X20 PIII                          FX28801                     4,417.30   379.89       4,797.19
   5,767   02/01/01   IBM Thinkpad T20 PIII 750 MHZ                  IS264786U78GYZL1            4,555.37   391.75       4,947.12
   5,768   02/01/01   Netserver/LC2000 P3-733 NO-HD                  US04020838                 11,213.00   577.75      11,790.75
   5,769   02/07/01   Vacuum Pump                                                                1,389.54     0.00       1,389.54
   5,773   02/07/01   INTEL PIII 933 133MHZ Comp Pkg SN 59197        59197                       3,183.80   273.81       3,457.61
   5,774   02/01/01   NEC 20.1 IN LCD 31MM 1280X1024                                             5,709.81   491.04       6,200.85
   5,775   02/01/01   Vectra VL400 MT PS-933                         US05204179                  3,363.94   289.28       3,653.22
   5,776   02/01/01   Latitude C600                                  TW-0791UH-12800-OC5-58      3,796.05   326.46       4,122.51
   5,777   02/01/01   Metaframe 1.8 Subscription Advantage Package   ACMFT18015-S                6,263.00   538.62       6,801.62
   5,783   02/01/01   Workstations220 866Mhz PIII                    5m53c01                     1,656.00   142.42       1,798.42
   5,784   02/01/01   Workstations220 866Mhz PIII                    9C53C01                     1,656.00   142.42       1,798.42
   5,785   02/01/01   Workstations220 866Mhz PIII                    H853C01                     1,656.00   142.42       1,798.42
   5,786   02/01/01   Workstations220 866Mhz PIII                    CC53C01                     1,656.00   142.42       1,798.42
   5,787   02/01/01   Workstations220 866Mhz PIII                    HK53C01                     1,656.00   142.42       1,798.42
   5,788   02/01/01   Workstations220 866Mhz PIII                    GK53C01                     1,656.00   142.42       1,798.42
   5,789   02/01/01   Workstations220 866Mhz PIII                    GC53C01                     1,656.00   142.42       1,798.42
   5,790   02/01/01   Workstations220 866Mhz PIII                    5L53C01                     1,656.00   142.42       1,798.42
   5,791   02/01/01   Workstations220 866Mhz PIII                    9N53CO                      1,656.00   142.42       1,798.42
   5,792   02/01/01   Workstations220 866Mhz PIII                    FN53C01                     1,656.00   142.42       1,798.42
   5,793   02/01/01   Workstations220 866Mhz PIII                    FL53C01                     1,656.00   142.42       1,798.42

                             CELL THERAPEUTICS, INC.
                       ASSETS ACQUIRED BETWEEN 12/00 - 2/01

           DELIVERY
ASSET NO.    DATE                     DESCRIPTION                             SERIAL #        NET AMOUNT     TAXES    GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
   5,794   02/01/01   Workstations220 866Mhz PIII                      J853C01                  1,656.00       142.42     1,798.42
   5,795   02/01/01   Workstations220 866Mhz PIII                      3L53C01                  1,656.00       142.42     1,798.42
   5,796   02/01/01   Workstations220 866Mhz PIII                      JK53C01                  1,656.00       142.42     1,798.42
   5,797   02/01/01   Workstations220 866Mhz PIII                      4M53C01                  1,656.00       142.42     1,798.42
   5,798   02/01/01   Workstations220 866Mhz PIII                      2953C01                  1,656.00       142.42     1,798.42
   5,799   02/01/01   Workstations220 866Mhz PIII                      GM53C01                  1,656.00       142.42     1,798.42
   5,800   02/01/01   Workstations220 866Mhz PIII                      IM53C01                  1,656.00       142.42     1,798.42
   5,801   02/01/01   Workstations220 866Mhz PIII                      FC53C01                  1,656.00       142.42     1,798.42
   5,802   02/01/01   Workstations220 866Mhz PIII                      DC53C01                  1,656.00       142.42     1,798.42
   5,803   02/01/01   Workstations220 866Mhz PIII                      B853C01                  1,656.00       142.42     1,798.42
   5,804   02/01/01   Workstations220 866Mhz PIII                      P853C01                  1,655.92       142.42     1,798.34
   5,811   01/02/01   Dell Precision Workstation                       9K17801                  2,789.93       239.93     3,029.86
   5,816   02/15/01   Buchi Rotavr 114C                                408143060056             4,013.75         0.00     4,013.75
   5,840   01/01/01   Open Cabinet 80"x36"Wx16"D. 54 Pocket, Pebble
                       Gray                                                                     3,004.27       379.31     3,383.58
   5,847   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3963                  2,267.00       194.96     2,461.96
   5,848   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ6845                  2,267.00       194.96     2,461.96
   5,849   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3972                  2,267.00       194.96     2,461.96
   5,850   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3962                  2,267.00       194.96     2,461.96
   5,851   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ4267                  2,267.00       194.96     2,461.96
   5,852   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ4268                  2,267.00       194.96     2,461.96
   5,853   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3993                  2,267.00       194.96     2,461.96
   5,854   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ4246                  2,267.00       194.96     2,461.96
   5,855   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ5350                  2,267.00       194.96     2,461.96
   5,856   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ5065                  2,267.00       194.96     2,461.96
   5,857   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3940                  2,267.00       194.96     2,461.96
   5,858   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ055                   2,267.00       194.96     2,461.96
   5,859   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3969                  2,267.00       194.96     2,461.96
   5,860   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ4087                  2,267.00       194.96     2,461.96
   5,861   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3844                  2,267.00       194.96     2,461.96
   5,862   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ4265                  2,267.00       194.96     2,461.96
   5,863   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ4154                  2,267.00       194.96     2,461.96
   5,864   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3965                  2,267.00       194.96     2,461.96
   5,865   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3727                  2,267.00       194.96     2,461.96
   5,866   02/05/01   Latitude C600 750MHz Pentium III 14.1"TFT Engl   OBQ3980                  2,267.00       194.96     2,461.96
   5,867   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293870     2,501.00       215.09     2,716.09
   5,868   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293887     2,501.00       215.09     2,716.09
   5,869   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293873     2,501.00       215.09     2,716.09
   5,870   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293883     2,501.00       215.09     2,716.09
   5,871   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293817     2,501.00       215.09     2,716.09
   5,872   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293871     2,501.00       215.09     2,716.09
   5,873   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293868     2,501.00       215.09     2,716.09
   5,874   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293854     2,501.00       215.09     2,716.09
   5,875   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293823     2,501.00       215.09     2,716.09
   5,876   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293866     2,501.00       215.09     2,716.09
   5,877   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   [ILLEGIBLE]             [ILLEGIBLE]   [ILLEGIBLE] [ILLEGIBLE]

                             CELL THERAPEUTICS, INC.
                       ASSETS ACQUIRED BETWEEN 12/00 - 2/01

           DELIVERY
ASSET NO.    DATE                     DESCRIPTION                             SERIAL #        NET AMOUNT     TAXES    GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
   5,878   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293869     2,501.00       215.09     2,716.09
   5,879   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293828     2,501.00       215.09     2,716.09
   5,880   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293164     2,501.00       215.09     2,716.09
   5,881   02/27/01   Latitude C600 750MHz, Pentium III 14.1"TFT Eng   TWO791US128001293803     2,500.97       215.09     2,716.06
   5,901   12/19/00   CPU: Del Latitude C600/700MHz/PIII/14            JI49801                  2,717.16       233.67     2,950.83
   5,905   01/13/01   Sony CIVN CRUS 600                                                        2,299.97       197.80     2,497.77
   5,931   12/13/00   Caging System/Maxi Miser                                                 16,861.00         0.00    16,861.00

Grand
 Total:
                                                                                                                        309,530.32

                             CELL THERAPEUTICS, INC.
                        ASSETS ACQUIRED AFTER MARCH 2001

ASSET NO.  DELIVERY DATE                DESCRIPTION                       SERIAL #             NET AMOUNT    TAXES    GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
   5,805   03/19/01        Intimus shredder                          67111800226W                1,991.17     171.24      2,162.41
   5,806   03/19/01        Intimus shredder                          67111800227W                1,991.17     171.24      2,162.41
   5,807   03/30/01        Business Objects Software                                            12,917.50   1,110.91     14,028.41
   5,808   03/30/01        SW Voyager Software                                                   3,250.00     279.50      3,529.5O
   5,809   03/30/01        Cedar eTime Software                                                 21,250.00   1.827.50     23,077.5O
   5,810   03/28/01        NetServer LC2000 P3-733                   US04331690                  5,046.96     434.03      5,480.99
   5,812   03/30/01        Vacuum Pump Tef Diaphragm                 11548071                    1,383.30       0.00      1,383.30
   5,813   03/22/01        Refrig/Frzr Flmble/Storage                020L-518295-DL              1,896.99       0.00      1,896.99
   5,814   03/06/01        ChemDraw Ultra WM 6.0 Site Licence                                    7,124.00     612.66      7,736.66
   5,815   03/30/01        FP50/Refrigerated& Heating Circulator                                 9,109.74       0.00      9,109.74
   5,817   03/22/01        18.2GB Ultra SCSI Disk Drive              69053?0?                    1,811.34     155.78      1,967.12
   5,818   03/30/01        BFX Producer 96 w/Stacker Carousel        13927                     129,069.29  11,100.00    140,169.29
   5,820   03/13/01        866MHz Workstation                        6Rly?0?                     3,010.00     258.88      3,268.88
   5,821   03/19/01        DGU-14A Degaser                                                       1,843.80     158.57      2,002.37
   5,822   03/19/01        DGU-14A Degaser                                                       1,843.80     158.57      2,002.37
   5,823   03/19/01        DGU-14A Degaser                                                       1,843.80     158.57      2,002.37
   5,824   03/19/01        CTO-10ACVP Column Oven                                                3,023.00     259.96      3,282.96
   5,825   03/28/01        Frezerworks 5.l WINNT Network Version                                 5,000.00     430.50      5,430.50
   5,826   03/30/01        ISIS/Chemistry Seal - Base/Lie/Sup                                   18,408.00   1,583.09     19,991.09
   5,827   03/08/01        Maxi-Miser Caging System                                             20,254.00       0.00     20,254.00
   5,828   03/30/01        HP Netserver LH3000R                      US04229535                 13,246.54   1,139.20     14,385.74
   5,829   03/30/01        HP Netserver LH3000R                      US04229538                 13,246.54   1,139.20     14,385.74
   5,830   04/27/01        Polaroid Polaview 350 LCD Pro             7410009826                  4,220.66     363.03      4,583.69
   5,831   04/27/01        Latitude C600 850 MHz, PIII               TWO079UH128001442231        3,014.00     265.23      3,279.23
   5,832   04/27/01        Latitude C600 850 MHz, PIII               TW0791UH128001442199        3,014.01     265.23      3,279.24
   5,833   04/27/01        Latitude C600 850 MHz, PIII               TWO791UH128001442226        3,014.01     265.23      3,279.24
   5,834   04/27/01        Latitude C600 850 MHz, PIII               TWO791UH128001442229        3,014.01     265.23      3,279.24
   5,835   04/27/01        Latitude C600 850 MHz, PIII               TWO791UH128001442830        3,014.01     265.23      3,279.24
   5,836   04/27/01        Latitude C600 850 MHz, PIII               TWO791UH28001442225         3,014.01     265.23      3,279.24
   5,837   04/27/01        Latitude C600 850 MHz, PIII               TWO791UH28001442239         3,014.01     265.23      3,279.24
   5,838   04/27/01        Latitude C600 850 MHz, PIII               TWO791UH28001442230         3,014.01     265.23      3,279.24
   5,839   04/24/01        IBM Thinkpad PIII 600                     IS266237UFX07752            4,118.11     354.53      4,472.64
   5,841   04/18/01        Dell Workstation 220 PIII 866MHz/256K     5018091967Q                 2,386.90     205.30      2,592.20
   5,882   03/15/01        InFocus LP 350V Projector                 5RW0410054                  5,359.73     460.93      5,820.66
   5,883   03/15/01        InFocus LP 350V Projector                 5RW041O1719                 5,359.73     460.93      5,820.66
   5,884   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1224674       2,740.00     235.64      2,975.64
   5,885   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1224675       2,740.00     235.64      2.975.64

                             CELL THERAPEUTICS, INC.
                        ASSETS ACQUIRED AFTER MARCH 2001

ASSET NO.  DELIVERY DATE                DESCRIPTION                       SERIAL #             NET AMOUNT    TAXES    GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
   5,886   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1212560       2,740.00     235.64      2,975.64
   5,887   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1212329       2,740.00     235.64      2,975.64
   5,888   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1224676       2,740.00     235.64      2,975.64
   5,889   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1212600       2,740.00     235.64      2,975.64
   5,890   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1224080       2,740.00     235.64      2,975.64
   5,891   03/22/01        Latitude C600 750MHz Pentium III
                           14.1" TFT English                         TWO791UH12800-1212599       2,740.00     235.61      2,975.61
   5,892   04/24/01        Diskeeper 6.0 for NT/2000 Server 10 Pack                              1,572.43     138.37      1,710.80
   5,893   04/05/01        Clintrial Enter Software Module                                     173,857.46       0.00    173,857.46
   5,894   04/10/01        HP Netserver LH3000R P3-933 no HD         US10826471                  4,641.37     399.96      5,041.33
   5,895   04/19/01        FP-50HE 230v 60Hz Refrig/Heating
                           Circulator                                                            7,458.53       0.00      7,458.53
   5,896   04/10/01        CPU Latitude C600 850MHz PIII 14.1 TFT    TWO0791UH1280013C8133       2,582.00     222.08      2,804.08
   5,897   04/20/01        1.0 GHz (133 MHzFSB) PIII Precision 220   4YZHJ01                     1,951.90     171.81      2,123.71
   5,898   04/17/01        CPU Latitude C600 850MHz PIII 14.1 TFT    TWO791UH128001314207        2,790.00     245.55      3,035.55
   5,899   03/29/01        Benchtop Ph/mV Temp Meter, MdI 445                                    1,352.58       0.00      1,352.58
   5,900   04/20/01        Calibration Mgr for Windows                                           2,330.00       0.00      2,330.00
   5,902   04/25/01        CPU: Del Latitude C600/850MHz/PIII
                           /14.1 TFT                                 TWO791UH128001413386        2,818.00     248.00      3,066.00
   5,903   04/25/01        CPU: Del Latitude C600/850MHz/PIII
                           /14.1 TFT                                 TWO791UH128001391160        2,818.00     248.00      3,066.00
   5,904   05/02/01        Base 1.0B GHz, PIII Precision 22          CN02320V4778212N1123        1,519.00     133.65      1,652.65
   5,908   03/14/01        PIII/866MHz/Workstation 220 M/256K        6TQZF01                     1,570.00     135.02      1,705.02
   5,909   03/14/01        PIII/866MHz/Workstation 220 M/256K        9TQZF01                     1,570.00     135.02      1,705.02
   5,910   03/14/01        PIII/866MHz/Workstation 220 M/256K        7TQZF01                     1,570.00     135.02      1,705.02
   5,911   03/14/01        PIII/866MHz/Workstation 220 M/256K        8TQZF01                     1,570.00     135.02      1,705.02
   5,912   03/14/01        PIII/866MHz/Workstation 220 M/256K        BTQZF01                     1,570.00     135.02      1,705.02
   5,913   03/14/01        PIII/866MHz/Workstation 220 M/256K        5TQZF01                     1,570.00     135.04      1,705.04
   5,914   05/14/01        HP Kayak XU700 1.5GHz                     US61167668                  4,142.70     364.55      4,507.25
   5,915   05/02/01        CPU Latitude C600 850MHz/PIII/14.1 TFT    TWO1791UH12800-1313694      3,176.90     279.57      3,456.47
   5,916   05/02/01        CPU Latitude C600 850MHZ/PIII/I4.1 TFT    TWO1791UH12800-1313733      3,176.90     279.57      3,456.47
   5,917   05/02/01        CPU Latitude C600 850MHz/PIII/14.1 TFT    TWO1791UH12800-1390570      3,176.90     279.57      3,456.47
   5,918   05/02/01        CPU Latitude C600 850MHz/PIII/l4.1 TFT    TWO1791UH12800-1313360      3,176.90     279.57      3,456.47
   5,919   05/02/01        CPU Latitude C600 850MHz/PIII/14.1 TFT    TWO1791UH12800-1313485      3,176.90     279.57      3,456.47
   5,920   05/02/01        CPU Latitude C600 850MHz/PIII/l4.1 TFT    TWO1791UH12800-1390590      3,176.88     279.57      3,456.45
   5,921   05/01/01        Intel PIII 866 133MHz CPU Package         59444                       2,309.84     203.27      2,513.11
   5,922   03/28/01        Flask/30L/Cylindrical Jacketed 200mm                                  9,556.37       0.00      9,556.37
   5,923   03/30/01        Pump/Binary/HP 1100-0100                                             53,489.00       0.00     53,489.00
   5,924   04/20/01        Centrifuge/Algra-A6/60Hz/l20V/NFRG                                    7,209.00       0.00      7,209.00
   5,925   05/22/01        PATSSY 2000 Upgrade                                                   5,250.00     462.00      5,712.00
   5,926   05/31/01        CPU: Latitude C600 850MHz/PIII/14.1 TFT   TWO791UH1280014T8736        3,148.00     277.03      3,425.03
   5,927   05/31/01        CPU: Latitude C600 850MHz/PIII/14.1 TFT   TWO791UH1280014T8238        3,148.00     277.02      3,425.02

                             CELL THERAPEUTICS, INC.
                        ASSETS ACQUIRED AFTER MARCH 2001

 ASSET
  NO.   DELIVERY DATE                DESCRIPTION                             SERIAL #          NET AMOUNT    TAXES    GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
5,928   06/19/01       Humidity Transmitter/HMP 233, no display,
                       low temp, 5 meter                             W2050003                    1,163.60       0.00      1,163.60
5,929   06/18/01       CPU: Latitude C600 850MHz/PIII/14.l TFT       TWO791UH-12800-15E-0884     2,331.50     205.66      2,537.16
5,930   03/21/01       Duo-Flowquadtec 2128FC/120                    484br1289                  34,763.36       0.00     34,763.36
5,932   04/04/01       AVR7-3 Sample Injection Valve                 482br1341                   3,054.20       0.00      3,054.20
5,933   04/02/01       Pump/Vacuum/KNF/17L/Two stage                                             1,073.00       0.00      1,073.00
5,934   04/02/O1       Pump/Vacuum/KNF/l7L/Two stage                                             1,073.00       0.00      1,073.00
5,935   04/02/01       Pump/Vacuum/KNF/l7L/Two stage                                             1,073.00       0.00      1,073.00
5,936   04/30/01       Evaporator/Rotory/R114C/W/Bath                409004140057                3,953.75       0.00      3,953.75
5,937   05/31/01       Base l.0GHz PIII Precision 22                 501-8095957-T               2,058.95       0.00      2,058.95
5,938   05/24/01       Luminometer/Microplate/Stratec w/Inj. Ut                                 17,500.00       0.00     17,500.00
5,939   06/14/01       Dual Action Orbital Shaker                    0301-019                    1,825.72       0.00      1,825.72
5,940   05/18/01       HP Netserver LH3000R 133 Mhz                  SUS11130488                11,411.29   1,004.19     12,415.48
5,941   06/25/01       Oracle 8i Standard Edition Release 2 (8.1.6)                             11,126.00     979.09     12,105.09
5,942   06/21/01       Pilot Plant Reactor System 10L                                            7,510.16       0.00      7,510.16
5,943   06/21/01       Pilot Plant Reactor System 10L                                            7,510.16       0.00      7,510.16
5,944   05/22/01       HPLC System                                                              49,891.00       0.00     49,891.00
5,945   07/26/01       Basic Metamorph System                                                   31,198.00       0.00     31,198.00
5,946   03/30/O1       Revco Ultima II Series Upright-75                                         9,895.47       0.00      9,895.47
5,947   03/30/01       Revco Ultima II Series Upright-80                                         9,834.03       0.00      9,834.03
5,948   07/13/01       IBM Thinkpad X20 PIII                                                     4,268.07       0.00      4,268.07
5,949   05/10/01       Screen/Phospho/35X43CM                                                    2,050.00       0.00      2,050.00
5,950   05/10/01       Screen/Phospho/35X43CM                                                    2,050.00       0.00      2,050.00
5,951   05/10/01       Screen/Phospho/35X43CM                                                    2,050.00       0.00      2,050.00
5,952   05/10/01       Screen/Phospho/35X43CM                                                    2,050.00       0.00      2,050.00
5,953   05/10/01       Satorius Master High Cap Balance                                          3,275.78       0.00      3,275.78
5,954   06/25/01       Genesys 8 UV-Visible Spectrophotometer                                    5,069.70       0.00      5,069.70
5,955   06/13/01       Image Analysis Workstation                                                2,700.00       0.00      2,700.00
5,956   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,957   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,958   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,959   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,960   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,961   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,962   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.98       0.00      3,543.98
5,963   07/09/01       Incubator Forma/MDL #3110/SC                                              3,543.94       0.00      3,543.94
5,964   07/25/01       Professional Balance 220Gx0.1 MG AX204                                    5,335.05       0.00      5,335.05
5,965   07/06/01       30L Pilot Plant Reactor System                                           34,313.05       0.00     34,313.05
        Grand Total:                                                                           968,223.33  35,068.85  1,003,292.18

                             CELL THERAPEUTICS, INC.
                     ASSETS ACQUIRED BETWEEN 12/00 - CURRENT

 ASSET
  NO.   DELIVERY DATE                DESCRIPTION                             SERIAL #          NET AMOUNT    TAXES     GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
7315    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E3966       2,215.39     190.94      2,406.33
7316    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E1847       2,215.39     190.94      2,406.33
7317    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E4043       2,215.39     190.94      2,406.33
7318    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E3488       2,215.39     190.94      2,406.33
7319    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C748128OO-17E3931       2,215.39     190.94      2,406.33
7320    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E4048       2,215.39     190.94      2,406.33
7321    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E3956       2,215.39     190.94      2,406.33
7322    8/15/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C74812800-17E2778       2,215.39     190.92      2,406.31
9399    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      HYKYQ01                     1,305.25     114.87      1,420.12
9400    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      22KYQ01                     1,305.25     114.87      1,420.12
9403    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      FYKYQ01                     1,305.25     114.87      1,420.12
9404    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      GYKYQ01                     1,305.25     114.87      1,420.12
9405    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      1ZKYQ01                     1,305.25     114.87      1,420.12
9406    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      9ZKYQ01                     1,305.25     114.87      1,420.12
9409    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      CZKYQ01                     1,305.25     114.87      1,420.12
9410    7/20/2001      1.40 GHz (400MHzBus), P4, Dell Precision
                       330, Min                                      BZKYQ01                     1,305.25     114.83      1,420.08
8612    6/14/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      72LCN01                     1,599.00     140.72      1,739.72
8613    6/14/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      42LCN01                     1,599.00     140.72      1,739.72
8614    6/14/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      82LCN01                     1,599.00     140.72      1,739.72
8615    6/14/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      52LCN01                     1,599.00     140.71      1,739.71
8604    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2639        2,439.61     214.69      2,654.30
8605    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2938        2,439.61     214.69      2,654.30
8606    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2939        2,439.61     214.69      2,654.30
8607    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2787        2,439.61     214.69      2,654.30
8608    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2941        2,439.61     214.69      2,654.30
8609    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C748128001694344        2,439.61     214.69      2,654.30
8610    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2851        2,439.61     214.69      2,654.30
8611    6/26/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO9C7481280015J2997        2,439.62     214.65      2,654.27
9324    5/29/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      3DZ4MO1                     1,575.66     138.66      1,714.32
9325    5/29/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      4DZ4MO1                     1,575.66     138.66      1,714.32
9326    5/29/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      5DZ4MO1                     1,575.66     138.66      1,714.32
9327    5/29/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      9DZ4MO1                     1,575.66     138.66      1,714.32
9328    5/29/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      7DZ4MO1                     1,575.66     138.66      1,714.32

                             CELL THERAPEUTICS, INC.
                     ASSETS ACQUIRED BETWEEN 12/00 - CURRENT

 ASSET
  NO.   DELIVERY DATE                DESCRIPTION                             SERIAL #          NET AMOUNT    TAXES    GROSS AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
9329    5/29/2001      1.30 GHz (400 MHzBus), P4, Dell Precision
                       330, Mir                                      6DZ4MO1                     1,575.70     138.64      1,714.34
9331     6/6/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO791UH1280015GC173        2,767.40     243.53      3,010.93
9333     6/6/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO791UH1280015GB076        2,767.40     243.53      3,010.93
9334     6/6/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO791UH1280015GC207        2,767.40     243.53      3,010.93
9335     6/6/2001      Latitude C600, 850 MHz, PIII 14.1in TFT,
                       English                                       TWO791UH1280015GB638        2,767.40     243.52      3,010.92
2966    6/25/2001      HP 36.4GB Ultra3 10K LVD Hot                  5FFRK666                    1,130.07      99.45      1,229.52
2971    6/25/2001      HP 36.4GB Ultra3 10K LVD Hot                  5FFRT903                    1,130.07      99.45      1,229.52
2972    6/25/2001      HP 36.4GB Ultra3 10K LVD Hot                  5FFRL980                    1,130.07      99.45      1,229.52
2973    6/25/2001      HP 36.4GB Ultra3 10K LVD Hot                  4FFMF912                    1,130.07      99.45      1,229.52
2974    6/25/2001      HP 36.4GB Ultra3 10K LVD Hot                  5FFRP152                    1,130.07      99.45      1,229.52
2975    6/25/2001      HP 36.4GB Ultra3 10K LVD Hot                  4FFKM101                    1,130.07      99.43      1,229.50
8597    5/30/2001      Optivity Campus NMS 9.1                                                   2,322.40     204.37      2,526.77
9330    6/13/2001      Latitude C600, 850MHz, PIII, 14.1in, TFT,
                       English                                       TW0791UH1280015E-3934       2,485.95     218.76      2,704.71
9336    6/13/2001      Latitude C600, 850MHz, PIII, 14.1in, TFT,
                       English                                       TW0791UH1280015E-3915       2,485.95     218.75      2,704.70
8263    2/28/2001      HP Netserver LH3000R P3-933 No HD             US05314967                  8,490.00     730.14      9,220.14
8264    2/28/2001      HP Netserver LH3000R P3-933 No HD             US05010645                  8,490.00     730.14      9,220.14
8265    2/28/2001      HP Netserver LH3000R P3-933 No HD             US05010945                  8,490.00     730.15      9,220.15
8266    2/28/2001      HP Netserver LC2000R P3866 No HD              US10216038                  6,788.54     583.81      7,372.35
8268    2/28/2001      HP Kayak XM600DT 3-866 9.1 GB HD              US04963738                  6,745.64     580.12      7,325.76
8340    2/12/2001      Surestore Rackmount Kit                       C7745NBUSDAP00110           9,923.62     853.43     10,777.05
9074     2/9/2001      Microsoft Exchange 2000 Server                                           10,799.86     928.79     11,728.65
9077    2/23/2001      Cisco 2621 Dual 10/100 Enet Router            JMX0504KIWT                 3,656.18     314.43      3,970.61
9078    2/23/2001      Cisco 2621 Dual 10/100 Enet Router            JMX0504KilWK                3,656.18     314.43      3,970.61
9079    2/23/2001      Cisco 2621 Dual 10/100 Enet Router            JMX0504KIN5                 3,656.18     314.43      3,970.61
9080    2/23/2001      Cisco 2621 Dual 10/100 Enet Router            JMX0504KIMV                 3,656.17     314.43      3,970.60
9081    2/23/2001      Cisco 2621 Dual 10/100 Enet Router            JMX0504HISJ                 1,182.42     101.69      1,284.11
 F5C    12/6/2000      Office Furniture                                                        249,929.98  21,493.98    271,423.96

Grand Total                                                                                    414,141.10  35,761.35    449,902.45

                              UPDATE TO EXHIBIT C-1
                     CELL THERAPEUTICS, INC. (201 BUILDING)
                       PROPERTY WITH PO DATE AFTER 8/15/01

Report Date:

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
00201      HP683279        HP LASER JET 4100N                           NUSBG10514                     25770
00202      1708100         GEL DOC 2000PC SYSTEM 100-115V               0137                           25769
00203      HP117175        HP 8550DN Color Laser Jet Printer            JPMB030101                     25779
00204      C4781A          2000 Sheet Paper Tray for #8150              JPHH176406                     25781
00219      2204472         LATITUDE C610 1.20GHZ PENTIUM III            DKXM611                        25801
00220      2204472         LATITUDE C610 1.20GHZ PENTIUM III            BLXM611                        25801
00222      2204472         LATITUDE C610 1.20GHZ PENTIUM III            HSXM611                        25801
00224      2204472         LATITUDE C610 1.20GHZ PENTIUM III            8TXM611                        25801
00225      2204472         LATITUDE C610 1.20GHZ PENTIUM III            2VXM611                        25801
00226      2204472         LATITUDE C610 1.20GHZ PENTIUM III            DVXM611                        25801
00227      2204472         LATITUDE C610 1.20GHZ PENTIUM III            7WXM611                        25801
00229      HP049863        HP LASERJET 2200DN 8MB 19PPM                 SJPGGC43413                    25800
00233      C8050AABA       LaserJet 4100N 25PPM 32MB Laser Printer      USJND05867                     25871
00234      HP138805        HP JetDirect 400N                            SQ1A102338                     25870
00235      HP138805        HP JetDirect 400N                            SQ1A102824                     25870
00236      HP138805        HP JetDirect 400N                            SQ1A102968                     25870
00237      HP138805        HP JetDirect 400N                            SQ1A10036B                     25870
00238      HP138805        HP JetDirect 400N                            SQ1A102609                     25870
00239      HP138805        HP JetDirect 400N                            SQ1A1026C8                     25870
00249      IF029120        InFocus LP130 XGA Projector                  1S6XW14700116                  25893
00254      AO509142        Adobe Acrobat 5.0 Windows CD                 KWW500R7451190-886             25898
00255      AO509142        Adobe Acrobat 5.0 Windows CD                 KWW500R7451209-567             25898
00257      LS743636HDW     SHELVING UNITS/7' X 36" X 36"/4SLVS          No s/n                         25904
00258      AD2EL           Advantage Freezer Dryer                      214304                         25973
00260-r    AERONCHAIR      AERON CHAIRS USED                            No S/N                         25890
00261      P2479BABA       NETSERVER LC2000R PIII 1GHZ                  US20740125                     25925
00262      P2479BABA       NETSERVER LC2000R PIII 1GHZ                  US20640837                     25925
00269      2204472         LATITUDE C610 1.20GHZ PENTIUM III            3XCJ811                        25924
00270      6037985         Multiscan G420s 19 CRT Display               0180141156                     25924
00276      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               6W8B811                        25966
00277      6037985         Multiscan G420s 19 CRT Display               S018013349E                    25966
00278      POCKETFILTER    Rosemund Pocket Filter                       0.002-1103-99                  25969
00279      DWW40D01        DREAMWEAVER 4 CD MANUAL                      HS45EE-5030480010              25980
00281      AO509142        Adobe Acrobat 5.0 Windows CD                 KWW500R7474710-795             25985
00282      3130740         8-8-8-24X DVD CD READ WRITE COMBO            8F947-A00                      25982
00283      FAP250B         Upgrade for Instrument # 6451E               6021OJB2BA057                  25983
00284      26404843        HEAT GUN, HEATER/DRYER, MASTER APPLIANCE     no-serial-number               26040
00287      57463           Sample Injector Rheodyne Model 37251-038     3201                           26056
00293      P4648AABA       HP SERVER TC2100 PIII 1.13GHZ                US20841515                     25987
00294      P4648AABA       HP SERVER TC2100 PIII 1.13GHZ                US20940712                     25987

ASSET NO.  PO DATE                 UNIT COST   CLASS
-----------------------------------------------------------------
00201                                1,519.99
00202                                5,000.00
00203                                4,365.00
00204      01/18/2002 12:00:00 AM      779.00
00219      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00220      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00222      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00224      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00225      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00226      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00227      01/24/2002 12:00:00 AM    2,443.00  Computer Equipment
00229                                1,099.99
00233      02/01/2002 12:00:00 AM    1,545.00
00234      02/01/2002 12:00:00 AM      369.99  Computer Equipment
00235      02/01/2002 12:00:00 AM      369.99  Computer Equipment
00236      02/01/2002 12:00:00 AM      369.99  Computer Equipment
00237      02/01/2002 12:00:00 AM      369.99  Computer Equipment
00238      02/01/2002 12:00:00 AM      369.99  Computer Equipment
00239      02/01/2002 12:00:00 AM      369.99  Computer Equipment
00249      02/04/2002 12:00:00 AM    3,235.10  Office Equipment
00254      02/04/2002 12:00:00 AM      216.99  Computer Software
00255      02/04/2002 12:00:00 AM      216.99  Computer Software
00257      02/06/2002 12:00:00 AM      121.00
00258                               14,945.00
00260-r                                  0.00
00261      02/11/2002 12:00:00 AM    3,140.00  Computer Equipment
00262      02/11/2002 12:00:00 AM    3,140.00  Computer Equipment
00269      02/14/2002 12:00:00 AM    2,972.00  Computer Equipment
00270      02/14/2002 12:00:00 AM      428.00  Computer Equipment
00276      02/15/2002 12:00:00 AM    1,123.00  Computer Hardware
00277      02/15/2002 12:00:00 AM      399.00  Computer Equipment
00278                                3,800.00
00279      02/20/2002 12:00:00 AM      279.00  Computer Software
00281      02/20/2002 12:00:00 AM      216.99  Computer Software
00282      02/20/2002 12:00:00 AM      309.00
00283      02/20/2002 12:00:00 AM    3,600.00
00284      02/27/2002 12:00:00 AM       86.55
00287      03/01/2002 12:00:00 AM    1,152.00
00293      02/21/2002 12:00:00 AM    1,295.00  Computer Equipment
00294      02/21/2002 12:00:00 AM    1,295.00  Computer Equipment

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
00298      SOFTWARE        OPERATING SOFTWARE                           No S/N                         25997
00321      2602T2          DEEP SHELF CART - BEIGE                      NO S/N                         24889
00322      8141T14         FIBERGLASS LADDER 6'                         NO S/N                         24889
00325      ZCBUNDLM3       3 LITER MICROBIAL BIOBUNDLE                  No S/N                         24921
00325A     Z590007120      BIOXPERT WINDOWS NT SOFTWARE                 No S/N                         24921
00326      ZCBUNDLM3       3 LITER MICROBIAL BIOBUNDLE                  No S/N                         24921
00329      AL2033005       BAYSTACK 450/350 1SX 1000BT FIBER PORT       SGLSAG077613                   24923
00330      AL2033005       BAYSTACK 450/350 1SX 1000BT FIBER PORT       SGLSAG074P90                   24923
00331      VBQT2           Mass Spectrometer and Data System            NO S/N                         24934
00556      P2479BABA       NETSERVER LC2000R PIII 1GHZ                  US15140822                     25759
00942      UN7263STP       PUMP/VACUUM/KNF/17L/TWO-STAGE                1/606871                       25768
02987      4611607         "Latitude C600, 850NHZ, PIII 14.1IN"         TWO9C748128001702451           24719
02988      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S018068708N                    24719
02991      U0465025        Variomag Multiposition Electro Stirrer       0106949                        24716
02992      U0113720        Plexiglass Tank 27.5 Liter                   No S/N                         24716
02995      2206468         DellPrecision 330 Mini-Tower 1.70GHz         BQFST01                        24752
02996      2206468         DellPrecision 330 Mini-Tower 1.70GHz         9QFST01                        24752
02997      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S0180703048                    24752
02998      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S0180703037                    24752
02999      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S018070433B                    24749
03000      GLOBALIPESTIM   Global IP Estimator Full Version             NO S/N                         24761
03001      DJ1404086       Passport/Accelar XLR1202SX-C 2Port           SFLEXBBZT                      24760
03001A     BF9350020       NBD Nortel Networks Passport Support         SFLEXHBBZT                     24760
03002      DJ1404086       Passport/Accelar XLR1202SX-C 2Port           SFLEXHBBZX                     24760
04219      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
04220      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
04224      22834216        LAMP/XENON                                   No s/n                         25217
04229      2206670         "Lattitude C600 1GHZ Pentium III 4.1,SXGA"   DXZRZ01                        25249
04231      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04232      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04233      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04234      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04235      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04236      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04237      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04238      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04239      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04240      ARC163316       CRYSTAL REPORTS 8.5 PRO LEV A                no-serial-number               25250
04244      ON47460         HAMMERDRILL MODEL # DW505                    42089                          25257
04246      1201D           DECISION TOOLS SUITE PROFESSIONAL VERSIO     78993                          25284
04250      P2483BABA       HP LH3000 1000MHZ                            US14241562                     25293
04891      EF250A32S       ICE-O-MATIC FLAKER                           I21006672                      25324
04902      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/021835                  25334
04903      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/021824                  25334
04908      G1512A          7673 CONTROLLER MODULE                       CN00004360                     25289
04922      33920230        Magnetic Stirrers, Low Profile 5x7 PC410     Demo                           25506
04924      7149            RECERTIFIED RTR SLA-3000 BLACK ROT           9952725                        25549
05404      4052A21         MILWAUKEE CIRCULAR SAW                       983B401341844                  25294

ASSET NO.  PO DATE                 UNIT COST   CLASS
-----------------------------------------------------------------
00298      02/22/2002 12:00:00 AM    5,345.00
00321      09/17/2001 12:00:00 AM      139.90
00322      09/17/2001 12:00:00 AM      118.40
00325      09/20/2001 12:00:00 AM   16,000.00
00325A     09/20/2001 12:00:00 AM    2,505.00
00326      09/20/2001 12:00:00 AM   16,000.00
00329      09/18/2001 12:00:00 AM      939.00  Computer Equipment
00330      09/18/2001 12:00:00 AM      939.00  Computer Equipment
00331      09/18/2001 12:00:00 AM  300,000.00
00556      01/17/2002 12:00:00 AM    3,140.00  Computer Equipment
00942                                1,560.00
02987      08/20/2001 12:00:00 AM    2,271.00  Computer Equipment
02988      08/20/2001 12:00:00 AM      457.95  Computer Equipment
02991      08/20/2001 12:00:00 AM    1,700.00
02992      08/20/2001 12:00:00 AM      195.00
02995      08/22/2001 12:00:00 AM    1,516.00  Computer Equipment
02996      08/22/2001 12:00:00 AM    1,516.00  Computer Equipment
02997      08/22/2001 12:00:00 AM      439.95  Computer Equipment
02998      08/22/2001 12:00:00 AM      439.95  Computer Equipment
02999      08/22/2001 12:00:00 AM      449.95  Computer Equipment
03000      08/23/2001 12:00:00 AM      699.00  Computer Software
03001                                5,285.00
03001A     08/23/2001 12:00:00 AM    3,995.00
03002      08/23/2001 12:00:00 AM    5,285.00
04219      10/23/2001 12:00:00 AM      136.24  Computer Software
04220      10/23/2001 12:00:00 AM      136.24  Computer Software
04224      10/25/2001 12:00:00 AM      730.00  Lab Equipment
04229      10/30/2001 12:00:00 AM    3,331.00
04231      10/30/2001 12:00:00 AM      233.35  Computer Software
04232      10/30/2001 12:00:00 AM      233.35  Computer Software
04233      10/30/2001 12:00:00 AM      233.35  Computer Software
04234      10/30/2001 12:00:00 AM      233.35  Computer Software
04235      10/30/2001 12:00:00 AM      233.35  Computer Software
04236      10/30/2001 12:00:00 AM      233.35  Computer Software
04237      10/30/2001 12:00:00 AM      233.35  Computer Software
04238      10/30/2001 12:00:00 AM      233.35  Computer Software
04239      10/30/2001 12:00:00 AM      233.35  Computer Software
04240      10/30/2001 12:00:00 AM      233.35  Computer Software
04244      11/01/2001 12:00:00 AM      193.35  Office Equipment
04246      11/05/2001 12:00:00 AM    1,295.00  Computer Software
04250                               19,067.00
04891      11/12/2001 12:00:00 AM    3,373.50
04902                                  469.00  Computer Equipment
04903                                  469.00  Computer Equipment
04908      11/06/2001 12:00:00 AM    2,645.00
04922      12/10/2001 12:00:00 AM      194.64  Lab Equipment
04924                                4,380.00  Lab Equipment
05404      11/06/2001 12:00:00 AM      138.90  Machinery

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
06797      MS522342        VISUAL C++ ENTERPRISE 6.0 OPEN BUSINESS      14161385                       24875
06799      2206468         DellPrecision 330 Mini-Tower 1.70GHz         2BNCW01                        24877
06802      2206468         DellPrecision 330 Mini-Tower 1.70GHz         6WNCW01                        24877
06805      2206468         DellPrecision 330 Mini-Tower 1.70GHz         5BNCW01                        24877
06817      BAY984094       Baystack 350-24T Ethernet Switch             SSGLKK14AR                     24879
06820      5766A           MINICLAVE DRIVE 200 ML GLASS REACTOR         No s/n                         25168
06830      A00939A0LB000   LPB BENT NT/W2K V8.6 REMOTE AGENT            No s/n                         25191
06831      A01255A0LB000   LPB BENT NT/W2K V8.6 SQL AGENT               No s/n                         25191
06832      A01134A0LB000   LPB BENT NT/W2K V8.6 EXCHG AGENT             No s/n                         25191
06833      A00840A0LB112   LPB BENT NT/W2K V8.6 OPEN FILE OPTION        No s/n                         25191
06834      A01172A0LB000   BACKUP EXEC NT/W2K VOL LIC LIBRARY           No s/n                         25191
06837      MS960160        SQL SVR 2000 STD EDTN OPEN BUSINESS LIC      No s/n                         25193
06838      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06839      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06840      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06841      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06842      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06843      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06844      MS960165        SQL SVR 2000 CAL OPEN BUSINESS LIC           No s/n                         25193
06845      2206468         DellPrecision 330 Mini-Tower 1.70GHz         9ZTDW01                        24912
06846      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S018069843O                    24912
06852      4611607         "Latitude C600, 850NHZ, PIII 14.1IN"         BFNMW01                        24911
06853      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S018069867U                    24911
06855      17152E          FLAMMABLE CHEMICAL STORAGE CABINET           NO S/N #                       24918
06863      Z406007         MATHESON MONE CORROSIVE GAS REGULATOR        71299                          24965
06867      1652977         MODEL 422 ELECTROELUTER MODULE W             No S/N                         25470
06869      1331A37         Deluxe Key Control Wall Cabinet              No S/N                         25371
06871      U0113720        Plexiglass Tank 27.5 Liter                   No S/N                         25456
06872      2206468         DellPrecision 330 Mini-Tower 1.70GHz         B2JGW01                        24945
06873      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S018069868V                    24945
06883      4617208         1.70GHZ 400MHZ BUS P4 DELL 300               06883                          25003
06884      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     S018069860N                    25003
06885      53512500        "PIPETTOR, REPEATER, EPPENDORF"              NO S/N #                       25005
06886      53515962        MODULE/12 CHANNEL/300UL                      M17027                         25005
06888      P5000           Pipet Pipetman Variable p-5000               NO S/N #                       25016
06893      VECTOR2         WINDOWS 2000 SERVER OLP NL                   EUL00041760xxxx624673          25259
06894      VECTOR1         LOAD BALENCE OPTION PAK                      EUCD0041057xxxx047435          25259
06895      VECTOR1         LOAD BALENCE OPTION PAK                      EUC00041057xxxx047457          25259
06896      VECTOR          METAFRAME V1.8 FOR NT4TSE W/SA 15 USER       EU200F49959xxxx029968          25259
06897      G1290B          7694 HEADSPACE SAMPLER W/O EPC               IT10510891                     25302
06898      1703940         TRANS BLOT SEMI DRY ELECTROPHORETIC CELL     221BR22871                     25322
06900      53515034        FINNPIPETTE 8 CHANNEL 0.5-10UL               11907735                       25361
06901      2204472         LATITUDE C610 1.20GHZ PENTIUM III            5BVVO11                        25362
06902      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     SO18068703I                    25362
06903      47729192        EPPENDORF TITERMATE PIPETTOR                 1077374                        25523
06921      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06922      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06923      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347

ASSET NO.  PO DATE                 UNIT COST   CLASS
-----------------------------------------------------------------
06797      09/12/2001 12:00:00 AM      914.04
06799      09/12/2001 12:00:00 AM    1,204.00  Computer Equipment
06802      09/12/2001 12:00:00 AM    1,204.00  Computer Equipment
06805      09/12/2001 12:00:00 AM    1,204.00  Computer Equipment
06817      09/12/2001 12:00:00 AM    1,443.02  Computer Equipment
06820      10/22/2001 12:00:00 AM    6,966.00  Lab Equipment
06830      10/23/2001 12:00:00 AM      140.00  Computer Software
06831      10/23/2001 12:00:00 AM      485.00  Computer Software
06832      10/23/2001 12:00:00 AM      485.00  Computer Software
06833      10/23/2001 12:00:00 AM      425.00  Computer Software
06834      10/23/2001 12:00:00 AM      599.00  Computer Software
06837      10/23/2001 12:00:00 AM      612.85  Computer Software
06838      10/23/2001 12:00:00 AM      136.24  Computer Software
06839      10/23/2001 12:00:00 AM      136.24  Computer Software
06840      10/23/2001 12:00:00 AM      136.24  Computer Software
06841      10/23/2001 12:00:00 AM      136.24  Computer Software
06842      10/23/2001 12:00:00 AM      136.24  Computer Software
06843      10/23/2001 12:00:00 AM      136.24  Computer Software
06844      10/23/2001 12:00:00 AM      136.24  Computer Software
06845      09/17/2001 12:00:00 AM    1,204.00  Computer Equipment
06846      09/17/2001 12:00:00 AM      447.95  Computer Equipment
06852      09/17/2001 12:00:00 AM    2,341.00  Computer Equipment
06853      09/17/2001 12:00:00 AM      439.95  Computer Equipment
06855      09/17/2001 12:00:00 AM      512.66
06863      09/21/2001 12:00:00 AM    1,896.00
06867                                  360.00  Lab Equipment
06869                                  495.17  Office Furniture
06871                                  195.00
06872      09/20/2001 12:00:00 AM    1,452.00  Computer Equipment
06873      09/20/2001 12:00:00 AM      447.95  Computer Equipment
06883      09/28/2001 12:00:00 AM    1,184.00  Computer Equipment
06884      09/28/2001 12:00:00 AM      447.95  Computer Equipment
06885      09/28/2001 12:00:00 AM      357.00  Lab Equipment
06886      09/28/2001 12:00:00 AM      205.00
06888      09/28/2001 12:00:00 AM      279.50  Lab Equipment
06893      11/01/2001 12:00:00 AM      739.00  Computer Software
06894      11/01/2001 12:00:00 AM    1,195.00  Computer Equipment
06895      11/01/2001 12:00:00 AM    1,195.00  Computer Equipment
06896      11/01/2001 12:00:00 AM    4,095.00  Computer Software
06897      11/07/2001 12:00:00 AM   29,121.98
06898      11/08/2001 12:00:00 AM      760.00
06900      11/16/2001 12:00:00 AM      483.65  Lab Equipment
06901                                3,372.00  Computer Equipment
06902                                  447.95  Computer Equipment
06903                                  539.75  Lab Equipment
06921      11/21/2001 12:00:00 AM      189.45
06922      11/21/2001 12:00:00 AM      189.45
06923      11/21/2001 12:00:00 AM      189.45

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
06924      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06925      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06926      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06927      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06928      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06929      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06930      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06931      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06932      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06933      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06934      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06935      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06936      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06937      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06938      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06939      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
06940      217022TG        WORKRITE KEYBOARD TRAY PACKAGE               No S/N                         25347
07410      MO6075          56K UST #5686 V.90 Ext Modem                 24LGG4QB1DQ4                   24701
07411      MO6075          56K UST #5686 V.90 Ext Modem                 24LGG4SB1W7U                   24701
07412      MO6075          56K UST #5686 V.90 Ext Modem                 24LGG4SB1WBK                   24701
07413      MO6075          56K UST #5686 V.90 Ext Modem                 24LGG4SB1WDB                   24701
07414      MO6075          56K UST #5686 V.90 Ext Modem                 24LGG4SB1WF4                   24701
07415      MO6075          56K UST #5686 V.90 Ext Modem                 24LGG4SB1WIA                   24701
08662      CBEBU4000       "DEMIDRY BLOTTING SYSTEM, 20X20CM"           No serial number               25542
08663      CBEBU4000       "DEMIDRY BLOTTING SYSTEM, 20X20CM"           No serial number               25542
08664      53106220        PIPET-AID/FALCON EXSPRESS                    50303                          25562
09159      5520            Wescor Vapro Vapor Pressure Osmometer        55201891                       25736
09174      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/047682                  25743
09184      6037985         Multiscan G420s 19 CRT Display               8010709                        25746
09278      6037985         Multiscan G420s 19 CRT Display               SO180107327                    25746
09283      6037985         Multiscan G420s 19 CRT Display               SO18010708A                    25746
09385      4611607         "Latitude C600, 850NHZ, PIII 14.1IN"         TWO9C748128001700415           24933
09386      6023585         "CPD-G400 19"" FD Trinitron CRT Monitor"     8070731                        24933
09387      58816121        MIXER/VORTEX/60HZ/120V/GENIE 2               13047                          24702
09599      58939884        STIRRER/MAGNETIC                             NO S/N                         24903
09600      20903879        Orbital Shaker Platform                      NO S/N                         24903
09626      3407936         Zip Drive 250 Removable Media Storage        7JBM26MOCT                     24834
09669      C6749AABA       HP OFFICE JET K60XI ALL IN ONE               SSGOC9C519S                    24836
09670      C6749AABA       HP OFFICE JET K60XI ALL IN ONE               SSGOCAC50NN                    24836
09672      C6749AABA       HP OFFICE JET K60XI ALL IN ONE               SSGOC9C519K                    24836
09673      C6749AABA       HP OFFICE JET K60XI ALL IN ONE               SSGOC9C519V                    24836
09676      MS651661        Frontpage 2002 Open Business License         no-serial-number               24839
09679      MS651661        Frontpage 2002 Open Business License         No S/N                         25035
09679A     MS651661        Frontpage 2002 Open Business License                                        24839
09679B     MS261601        License/Business-Open Viso Pro 2002                                         24839
09692      HP463294        HP OFFICE JET G95 ALL IN ONE                 SSGG18EOHSGS                   25265
09695      D8700802        VISIO PRO 2002 W9X/NT LICENSE ONLY           No S/N                         25269
09710      AO061258        ADOBE PHOTOSHOP 6.0 FOR WINDOWS              23101335                       25112

ASSET NO.  PO DATE                 UNIT COST   CLASS
---------------------------------------------------------------
06924    11/21/2001 12:00:00 AM      189.45
06925    11/21/2001 12:00:00 AM      189.45
06926    11/21/2001 12:00:00 AM      189.45
06927    11/21/2001 12:00:00 AM      189.45
06928    11/21/2001 12:00:00 AM      189.45
06929    11/21/2001 12:00:00 AM      189.45
06930    11/21/2001 12:00:OO AM      189.45
06931    11/21/2001 12:00:00 AM      189.45
06932    11/21/2001 12:00:00 AM      189.45
06933    11/21/2001 12:00:OO AM      189.45
06934    11/21/2001 12:00:00 AM      189.45
06935    11/21/2001 12:00:00 AM      189.45
06936    11/21/2001 12:00:00 AM      189.45
06937    11/21/2001 12:00:00 AM      189.45
06938    11/21/2001 12:00:00 AM      189.45
06939    11/21/2001 12:00:00 AM      189.45
06940    11/21/2001 12:00:00 AM      189.45
07410    08/16/2001 12.00:00 AM      109.00
07411    08/16/2001 12:00:00 AM      109.00
07412    08/16/2001 12:00:00 AM      109.00
07413    08/16/2001 12:00:00 AM      109.00
07414    08/16/2001 12:00:00 AM      109.00
07415    08/16/2001 12:00:00 AM      109.00
08662    12/13/2001 12:00:00 AM      547.00
08663    12/13/2001 12:00:00 AM      547.00
08664                                294.52  Lab Equipment
09159    01/16/2002 12:00:00 AM    4,895.00
09174                                499.00  Computer Equipment
09184                                409.00  Computer Equipment
09278                                409.00  Computer Equipment
09283                                409.00  Computer Equipment
09385    09/18/2001 12:00:00 AM        0.00  Computer Equipment
09386    09/18/2001 12:00:00 AM      457.95  Computer Equipment
09387    08/17/2001 12:00:00 AM      230.55  Lab Equipment
09599    09/13/2001 12:00:00 AM      150.00
09600    09/13/2001 12:00:00 AM      133.00
09626    09/06/2001 12:00:00 AM      269.00  Computer Hardware
09669    09/06/2001 12:00:00 AM      292.46
09670    09/06/2001 12:00:00 AM      292.46
09672    09/06/2001 12:00:00 AM      292.46
09673    09/06/2001 12:00:00 AM      292.46
09676    09/07/2001 12:00:00 AM        0.00
09679    10/03/2001 12:00:00 AM        0.00
09679A   09/07/2001 12:00:00 AM        0.00
09679B   09/07/2001 12:00:00 AM        0.00
09692    11/01/2001 12:00:00 AM      768.80
09695                                376.46  Computer Software
09710    10/11/2001 12:00:00 AM      595.58

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
09711      AO509142        Adobe Acrobat 5.0 Windows CD                 22001438                       25112
09712      NC9842775       PROBE FOR TISSUE TEAROR 11.5CM X 7MM         NO S/N #                       25129
09869      3407936         Zip Drive 250 Removable Media Storage        18THT-A00                      24995
09871      21811820        AQUASONIC ULTRASONIC CLEANER                 37950                          24783
09875      81031931        8103 Particle Counting System                FO1111                         25737
09876      D8700662        VISIO PROFESSIONAL 2002                      X08-07397                      25756
09877      22001438        ADOBE ACROBAT 5.0 95/98/NT 4/WME/2           KWW500R7399605-263             25484
09882      NIL971147       ENDNOTE V5 LAB PACK 5-USER WKSTATIONS        523500312                      25057
09900      18102385        Superloop 150 ml                             No S/N                         25659
09901      A0509142        ADOBE ACROBAT 5.0 WINDOWS CD                 509142                         25071
09905      D9158A          Internal Drive Capacity Upgrade LH3000       SG11903087                     25079
09906      P1166A          HOT-SWAP/182GH/ULTRA3/LVD                    4EGQK600                       25079
09907      P1166A          HOT-SWAP/182GH/ULTRA3/LVD                    4EGQE357                       25079
09908      P1166A          HOT-SWAP/182GH/ULTRA3/LVD                    4EGQM375                       25079
09909      P1166A          HOT-SWAP/182GH/ULTRA3/LVD                    4EGQL458                       25079
09910      P1166A          HOT-SWAP/182GH/ULTRA3/LVD                    4EGQN717                       25079
09911      P1166A          HOT-SWAP/182GH/ULTRA3/LVD                    4EGQM889                       25079
09917      HP683279        HP LASER JET 4100N                           SUSBDJ03901                    25668
09931      AERONCHAIR      AERON CHAIRS USED                            No S/N                         25711
09932      FURNITURE       AERON CHAIRS USED                            No serial number               25711
09936      2204472         LATITUDE C610 1.20GHZ PENTIUM III            TW-06E929-12800                25723
09937      2204472         LATITUDE C610 1.20GHZ PENTIUM III            HLNH511                        25724
09938      2204472         LATITUDE C610 1.20GHZ PENTIUM III            9LNH511                        25724
09942      UN7263STP       PUMP/VACUUM/KNF/17L/TWO-STAGE                1/606871                       25768
09943      2208316         1.70GHZ/400MHZ FRONT SIDE BUS P4 DELL 34     J5Y3611                        25755
09944      2208316         1.70GHZ/400MHZ FRONT SIDE BUS P4 DELL 34     D6Y3611                        25755
09945      2208316         1.70GHZ/400MHZ FRONT SIDE BUS P4 DELL 34     G5Y3611                        25755
09946      2208316         1.70GHZ/400MHZ FRONT SIDE BUS P4 DELL 34     C6Y3611                        25755
09953      PRISM3          Prism 3 for Windows                          G3-A20664-264                  26125
09954      PRISM3          Prism 3 for Windows                          G3-A20669-319                  26125
09955      PRISM3          Prism 3 for Windows                          G3-A20670-540                  26125
09956      PRISM3          Prism 3 for Windows                          G3-A20667-997                  26125
09957      PRISM3          Prism 3 for Windows                          G3-A20668-108                  26125
09958      PRISM3          Prism 3 for Windows                          G3-A20665-575                  26125
09959      PRISM3          Prism 3 for Windows                          G3-A20666-786                  26125
09982      RIM957          RIM 957 WIRELESS HANDHELD                    3117016221                     25177
09984      RIM957          RIM 957 WIRELESS HANDHELD                    3117016205                     25177
09987      RIM957          RIM 957 WIRELESS HANDHELD                    3117016177                     25177
09993-r    9A2526          Semi-Pneumatic Hand Truck                    no-serial-number               25726
09994-l    9A2526          Semi-Pneumatic Hand Truck                    No S/N                         25726
09994-r    9A2526          Semi-Pneumatic Hand Truck                    no-serial-number               25726
10449      AE123AWCAJG1B   Herman Miller Aeron Chair Large              No S/N                         25240
10493      LP925           Infocus Projector                            no-serial-number               25179
10541      AE123AFB        Herman Miller Aeron Chair Black              No S/N                         25263
10596      TRHWM           ALLSTEEL HIGH BACK TASK CHAIRS               DXJJD4                         25529
10610      TRHWM           ALLSTEEL HIGH BACK TASK CHAIRS               DTJJD4                         25529
10612      TRHWM           ALLSTEEL HIGH BACK TASK CHAIRS               No S/N                         25529
10641      TRHWM           ALLSTEEL HIGH BACK TASK CHAIRS               No S/N                         25529

ASSET NO.  PO DATE                 UNIT COST   CLASS
---------------------------------------------------------------
09711      10/11/2001 12:00:00 AM      215.08  Computer Software
09712      10/15/2001 12:00:00 AM      415.00
09869      09/26/2001 12:00:00 AM      249.00  Computer Hardware
09871      08/28/2001 12:00:00 AM      269.10
09875      01/16/2002 12:00:00 AM   22,800.00
09876                                  445.00
09877                                  239.00  Computer Equipment
09882      10/05/2001 12:00:00 AM      663.99
09900                                  795.00
09901      10/08/2001 12:00:00 AM      219.99
09905      10/08/2001 12:00:00 AM      449.00
09906      10/08/2001 12:00:00 AM      459.00
09907      10/08/2001 12:00:00 AM      459.00
09908      10/08/2001 12:00:00 AM      459.00
09909      10/08/2001 12:00:00 AM      459.00
09910      10/08/2001 12:00:00 AM      459.00
09911      10/08/2001 12:00:00 AM      459.00
09917                                1,519.00
09931      01/10/2002 12:00:00 AM      400.00
09932      01/10/2002 12:00:00 AM      400.00
09936                                2,864.00  Computer Equipment
09937                                2,864.00  Computer Equipment
09938                                2,864.00  Computer Equipment
09942      01/22/2002 12:00:00 AM    1,560.00
09943                                1,088.00
09944                                1,088.00
09945                                1,088.00
09946                                1,088.00
09953      03/11/2002 12:00:00 AM      321.75
09954      03/11/2002 12:00:00 AM      321.75
09955      03/11/2002 12:00:00 AM      321.75
09956      03/11/2002 12:00:00 AM      321.75
09957      03/11/2002 12:00:00 AM      321.75
09958      03/11/2002 12:00:00 AM      321.75
09959      03/11/2002 12:00:00 AM      321.75
09982      10/22/2001 12:00:00 AM      469.00  Computer Equipment
09984      10/22/2001 12:00:00 AM      469.00  Computer Equipment
09987      10/22/2001 12:00:00 AM      469.00  Computer Equipment
09993-r                                107.00
09994-l                                107.00
09994-r                                107.00
10449                                  635.00
10493      10/19/2001 12:00:00 AM    6,112.05  Office Equipment
10541                                  689.23
10596                                  295.00
10610                                  295.00
10612                                  295.00
10641                                  295.00

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
10699      9A47439         Dewalt Drill                                 237300                         25820
10713      F-M17D          Delete Standard 17' Monitor Upgrade          1Y37088NF                      25983
10737      G1327A          1100 Thermostated Autosampler                DE13200766                     26226
10743      80064974        VACUUM PUMP KNF                              1/610399                       26269
11354      58816121        MIXER/VORTEX/60HZ/120V/GENIE 2               17958                          26708
11378      37000-700       VWR Galaxy Minicentrifuge                    C-1213                         26986
12673      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18307                          26006
12674      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18336                          26006
12675      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18308                          26006
12676      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18286                          26006
12677      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18260                          26006
12678      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18266                          26006
12679      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18276                          26006
12680      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18257                          26006
12681      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18274                          26006
12682      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18315                          26006
12683      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18275                          26006
12684      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18278                          26006
12685      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18268                          26006
12686      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18287                          26006
12687      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18285                          26006
12688      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18265                          26006
12689      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18277                          26006
12690      3110            INCUBATOR/FORMA/MDL# 3110/SC W/J/CO2         18264                          26006
12691      ELX808RIU       Ultra Microplate Reader                      159695                         26007
12700      26404843        HEAT GUN, HEATER/DRYER, MASTER APPLIANCE     no-serial-number               26040
12701      33994000        HOTPLATE/STIRRER/IKAMAG RCT BASIC            03.120694                      26066
12702      E46604BB90T     Task Chair Hon 6604                          DS1Z6S                         26049
12703      J4169AABA       Jet Direct 610N Print Server INT EIO         J4169-61002                    26043
12704      AO482015        Adobe Illustrator 10.0                       1034-1231-1930-2850-4665-3330  26052
12710      D8700662        VISIO PROFESSIONAL 2002                      No S/N                         26106
12740      AE123AWB        "Herman Miller Aeron Chair, Size B"          No S/N                         26237
12743      AE123AFC        Chair Aeron AJ Gl BB 3D 01 258               No S/N                         26237
12744      BK366802        CENTRIFUGE/ALGRA-A6/60HZ/120V/NFRG           ALS02C20                       26169
12745      BK366650        "GH-3.8A Horizontal Rotor, Bckmn Cltr"       02U35365                       26169
12757      PRS26WIN        RS ORACLE INTERFACE WIN 6.2                  No S/N                         26204
12758      PRS26WIN        RS ORACLE INTERFACE WIN 6.2                  No S/N                         26204
12759      PRS26WIN        RS ORACLE INTERFACE WIN 6.2                  No S/N                         26204
12760      PRS26WIN        RS ORACLE INTERFACE WIN 6.2                  No S/N                         26204
12766      PINGPONG TABLE  Quickplay 1 Table Tennis                     0417112                        26232
12767      PINGPONG TABLE  Quickplay 1 Table Tennis                     0417112                        26232
12770      G1322A          1100 Vacuum Degreaser                        JP05032104                     26226
12771      G1312A031       Agilent 110 Binary Pump with Option 031      14909765                       26226
12772      G2185AA         LICENSE/SOFTWARE/CHEMSTN/HPLD/3D/0700        BN31244D09                     26226
12773      G1316A055       Agilent 1100 Thermo Column Comp              DE11107694                     26226
12774      G1316A055       Agilent 1100 Thermo Column Comp              DE14924626                     26226
12775      G1314A018       Agilent 110 Variable Wavelength Detector     JP11615842                     26226
12776      G1321A          1100 Flourescence Detector                   DE14903725                     26226

ASSET NO.  PO DATE                 UNIT COST   CLASS
---------------------------------------------------------------
10699      01/28/2002 12:00:00 AM      250.00
10713                                  300.00
10737                               13,820.00
10743                                1,385.00  LAB EQUIPMENT
11354                                  256.60  Lab Equipment
11378                                  292.50
12673      03/01/2002 12:00:00 AM    3,408.00
12674      03/01/2002 12:00:00 AM    3,408.00
12675      03/01/2002 12:00:00 AM    3,408.00
12676      03/01/2002 12:00:00 AM    3,408.00
12677      03/01/2002 12:00:00 AM    3,408.00
12678      03/01/2002 12:00:00 AM    3,408.00
12679      03/01/2002 12:00:00 AM    3,408.00
12680      03/01/2002 12:00:00 AM    3,408.00
12681      03/01/2002 12:00:00 AM    3,408.00
12682      03/01/2002 12:00:00 AM    3,408.00
12683      03/01/2002 12:00:00 AM    3,408.00
12684      03/01/2002 12:00:00 AM    3,408.00
12685      03/01/2002 12:00:00 AM    3,408.00
12686      03/01/2002 12:00:00 AM    3,408.00
12687      03/01/2002 12:00:00 AM    3,408.00
12688      03/01/2002 12:00:00 AM    3,408.00
12689      03/01/2002 12:00:00 AM    3,408.00
12690      03/01/2002 12:00:00 AM    3,408.00
12691                                9,500.00  Lab Equipment
12700      02/27/2002 12:00:00 AM       86.55
12701                                  562.60
12702      02/27/2002 12:00:00 AM      242.03
12703      02/27/2002 12:00:00 AM      319.00
12704      02/27/2002 12:00:00 AM      141.99
12710                                  445.00
12740                                  635.38
12743                                  689.23
12744      03/19/2002 12:00:00 AM    4,800.00
12745      03/19/2002 12:00:00 AM    3,810.00
12757                                2,000.00  COMPUTER SOFTWARE
12758                                2,000.00  COMPUTER SOFTWARE
12759                                1,400.00  COMPUTER SOFTWARE
12760                                1,400.00  COMPUTER SOFTWARE
12766                                  349.00
12767                                  349.00
12770      03/28/2002 12:00:00 AM    2,614.00
12771      03/28/2002 12:00:00 AM   13,397.00
12772      03/28/2002 12:00:00 AM    1,312.00
12773      03/28/2002 12:00:00 AM   13,820.00
12774      03/28/2002 12:00:00 AM    4,449.00
12775      03/28/2002 12:00:00 AM    6,457.00
12776      03/28/2002 12:00:00 AM   10,190.00

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
12777      47728930        SAFETY VAP ROTARY EVAPORATORTS R 124         412733120001                   26263
12790      252050          MMD DREAMWEAVER 4 WIN                        HS45EE-5030480010              26327
12818      MS262008        Visio STD 2002 Open Business License         n/a                            26220
12859      ESS48ABCL       Metal Bookshelf - Putty                      DXVZ8D                         26296
12861      CG199020        RET Control Visc Hot Plate Stirrer           03.122395                      26372
12862      CG199020        RET Control Visc Hot Plate Stirrer           03.122399                      26372
12863      CG199020        RET Control Visc Hot Plate Stirrer           03.122403                      26372
12864      CG199020        RET Control Visc Hot Plate Stirrer           03.122397                      26372
12865      P20             Pipetman/variable volume/l-20ul              F144651                        26371
12867      P1000           Pipetman/Variable Volume/100-1000ul          F144654                        26371
12870      BK367160        MICOFUGE 18/BECKMAN/W-24PLACE ROTOR          MFA01J006                      26398
12871      MIA000001662    Pallet Jack                                  No S/N                         26370
12885      57621           Manual Sample Injector # 7725i               1102                           26430
12888      279808          Adobe Acrobat 5.0 Windows CD                 No S/N                         26353
12889      279808          Adobe Acrobat 5.0 Windows CD                 No S/N                         26353
12890      279808          Adobe Acrobat 5.0 Windows CD                 No S/N                         26353
12891      279808          Adobe Acrobat 5.0 Windows CD                 No S/N                         26353
12892      134586          HP 9100C Digital Sender Ethernet             JPZ6001275                     26353
12893      HP450671        HP DESKJET 990CXI                            SMY1CR1C081                    26363
12912      2204472         LATITUDE C610 1.20GHZ PENTIUM III            5LXRD11                        26336
12974      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               27XSD11                        26336
12976      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               31XSD11                        26336
12977      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               8BXSD11                        26336
12978      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               HBXSD11                        26336
12979      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               58XSD11                        26336
12981      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               H1XSD11                        26336
12992      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               7BXSD11                        26336
12993      2208315         1.80 GHZ/400MHZ FRONT SIDE BUS               71XSD11                        26336
13002      148289          Beckman 3 Meter Orca Bundle                  No S/N                         26429
13003      148289          Beckman 3 Meter Orca Bundle                  No S/N                         26429
13004      357376          Wizard Software                              No S/N                         26471
13019      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/083131                  26523
13028      HP747961        HP Business Inkjet 2280TN-6                  SMY22G3108N                    26551
13029      D8700662        VISIO PROFESSIONAL 2002                      X08-01811                      26552
13030      2032            8 Channel Electric Pipettor                  139113                         26549
13035      19758020        STAINLESS STEEL CART                         163-242                        26597
13038      33994070        Overhead Stirrer                             03.127521                      26597
13042      384501          Red Hat Linux V7.3 Pro                       No S/N                         26627
13043      384501          Red Hat Linux V7.3 Pro                       No S/N                         26627
13044      384501          Red Hat Linux V7.3 Pro                       No S/N                         26627
13045      340130          HP 36.4gb Ultra Wide Scsi III                No S/N                         26627
13046      340130          HP 36.4gb Ultra Wide Scsi III                No S/N                         26627
13047      316426          HP NETSERVER LP1000R                         US21841319                     26627
13048      206358          HP Netserver 256mb 133mz                     No S/N                         26627
13049      340130          HP 36.4gb Ultra Wide Scsi III                No S/N                         26627
13050      340130          HP 36.4gb Ultra Wide Scsi III                No S/N                         26627
13051      206359          512MB MEMUPG LP 2000                         No S/N                         26627
13052      206359          512MB MEMUPG LP 2000                         No S/N                         26627

ASSET NO.  PO DATE                 UNIT COST   CLASS
----------------------------------------------------------------
12777                                4,904.50  LAB EQUIPMENT
12790                                  259.96  COMPUTER SOFTWARE
12818      03/25/2002 12:00:00 AM      150.21
12859                                  156.00  Office Furniture
12861                                1,403.56
12862                                1,403.96
12863                                1,403.96
12864                                1,403.96
12865                                  244.50
12867                                  244.50
12870                                1,970.26
12871                                  399.00
12885                                  815.00  LAB EQUIPMENT
12888                                  213.00  Computer Software
12889                                  213.00  Computer Software
12890                                  213.00  Computer Software
12891                                  213.00  Computer Software
12892                                2,800.00  Computer Equipment
12893                                  285.37  Computer Equipment
12912                                2,343.00  Computer Equipment
12974                                1,088.00  Computer Hardware
12976                                1,088.00  Computer Hardware
12977                                1,088.00  Computer Hardware
12978                                1,088.00  Computer Hardware
12979                                1,088.00  Computer Hardware
12981                                1,088.00  Computer Hardware
12992                                1,088.00  Computer Hardware
12993                                1,088.00  Computer Hardware
13002                               57,700.00
13003                               57,700.00
13004                                3,386.00  COMPUTER SOFTWARE
13019                                  499.00  Computer Equipment
13028                                  946.08  COMPUTER EQUIPMENT
13029                                  439.00
13030                                1,795.00  LAB EQUIPMENT
13035                                  399.60  LAB EQUIPMENT
13038                                1,165.50
13042                                  165.00  COMPUTER EQUIPMENT
13043                                  165.00  COMPUTER EQUIPMENT
13044                                  165.00  COMPUTER EQUIPMENT
13045                                  980.00  COMPUTER EQUIPMENT
13046                                  980.00  COMPUTER EQUIPMENT
13047                                1,980.00  COMPUTER EQUIPMENT
13048                                  215.00  COMPUTER EQUIPMENT
13049                                  980.00  COMPUTER EQUIPMENT
13050                                  980.00  COMPUTER EQUIPMENT
13051                                  430.00  COMPUTER EQUIPMENT
13052                                  430.00  COMPUTER EQUIPMENT

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                       PO NUM
-------------------------------------------------------------------------------------------------------------
13053      206359          512MB MEMUPG LP 2000                         No S/N                         26627
13054      206359          512MB MEMUPG LP 2000                         No S/N                         26627
13055      365908          HP NS LP2000                                 No S/N                         26627
13056      365908          HP NS LP2000                                 No S/N                         26627
13057      365031          HP Netserver LP1000R 7/1400                  US21941097                     26627
13058      365031          HP Netserver LP1000R 7/1400                  US21941088                     26627
13059      VH3036WOPT      VH Microscopic Workstation 30x36             8156                           26633
13060      2284100192      SIL-HTc High Throughout Autosampler          L20023950007                   26645
13061      2284100192      SIL-HTc High Throughout Autosampler          L20023950005                   26645
13063      58810367        Varimix Platform Mixer                       1108020322967                  26654
13064      CG1950100       Benchtop Process Reactor Stand               No S/N                         26657
13080      PRISM3          Prism 3 for Windows                          No S/N                         26433
13081      PRISM3          Prism 3 for Windows                          No S/N                         26433
13082      PRISM3          Prism 3 for Windows                          No S/N                         26433
13083      PRISM3          Prism 3 for Windows                          No S/N                         26433
13084      PRISM3          Prism 3 for Windows                          No S/N                         26433
13085      PRISM3          Prism 3 for Windows                          No S/N                         26433
13086      PRISM3          Prism 3 for Windows                          No S/N                         26433
13087      PRISM3          Prism 3 for Windows                          No S/N                         26433
13088      PRISM3          Prism 3 for Windows                          No S/N                         26433
13089      PRISM3          Prism 3 for Windows                          No S/N                         26433
13090      PRISM3          Prism 3 for Windows                          No S/N                         26433
13095      R1M957          RIM 957 WIRELESS HANDHELD                    031/17/086300                  26665
13096      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/086322                  26665
13097      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/086292                  26665
13100      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/086314                  26665
13123      VBQOPT          Quan Optimize Software License               W2ENEW077M                     26723
13127      55702105        Freezer, Upright, 24cuft 115/60              UO8M-589700-UM                 26791
13128      55702105        Freezer, Upright, 24cuft 115/60              UO8M-589699-UM                 26791
13129      55703078        REFRIGERATOR/GEN/SOLDR VWR/1 15V-29CF        UO2M589203TM                   26791
13131      55702097        Freezer Upright/24 cu ft, -40 degree 115/60  NO S/N                         26751
13137      55703430        "FREEZER, UPRIGHT, 20.9CF"                   UO1M588958TM                   26791
13138      55703430        "FREEZER, UPRIGHT, 20.9CF"                   UO1M588956TM                   26791
13139      55703430        "FREEZER, UPRIGHT, 20.9CF"                   UO1M588957TM                   26791
13140      387162          HUMMINGBIRD EXCEED 7.1.1 5U                  No S/N                         26799
13161      680409271132    Scanjet 7450C FLTB 2400DPI 48BIT C           CN23NS0636                     26827
13162      207328          HP DeskJet 1220cxi                           SG243130WO                     26261
13167      RIM957          RIM 957 WIRELESS HANDHELD                    031/17/089653                  26873
13168      U7730020        Dispensing Drive 10-600RPM                   D02001401                      26892
13172      355866          Sony Multiscan CPD-G520P                     S01-8004615-A                  26903
13179      AB0950          ALPS 300 Plate Sealer                                                       26932
13192      246042          18.2GB U160 SCSI SCA HD HS LVD HH 150000     3CCOS1WR                       26959
13193      246042          18.2GB U160 SCSI SCA HD HS LVD HH 150000     3EVOH298                       26959
13194      246042          18.2GB U160 SCSI SCA HD HS LVD HH 150000     3CCON55S                       26959
13195      246042          18.2GB U160 SCSI SCA HD HS LVD HH 150000     3EVOE4AH                       26959
13198      37000-700       VWR Galaxy Minicentrifuge                    C-1213                         26986
13243      272034          HP OFFICEJET V40XI                           MY20DF5282                     27165
13269      U3266118        Air/Nitrogen Gas Mass/Flow Controller        72472-1                        27038

ASSET NO.  PO DATE                 UNIT COST   CLASS
-----------------------------------------------------------------
13053                                  430.00  COMPUTER EQUIPMENT
13054                                  430.00  COMPUTER EQUIPMENT
13055                                1,100.00
13056                                1,100.00
13057                                2,550.00  COMPUTER EQUIPMENT
13058                                2,550.00  COMPUTER EQUIPMENT
13059                                3,055.00
13060                               39,174.50
13061                               39,174.50
13063                                  464.10  LAB EQUIPMENT
13064                                1,350.00
13080                                  297.00
13081                                  297.00
13082                                  297.00
13083                                  297.00
13084                                  297.00
13085                                  297.00
13086                                  297.00
13087                                  297.00
13088                                  297.00
13089                                  297.00
13090                                  297.00
13095                                  499.00  Computer Equipment
13096                                  499.00  Computer Equipment
13097                                  499.00  Computer Equipment
13100                                  499.00  Computer Equipment
13123                                1,900.00
13127                                8,718.75
13128                                8,718.75
13129                                2,693.33  Lab Equipment
13131                                7,463.85
13137                                1,121.33  Lab Equipment
13138                                1,121.33  Lab Equipment
13139                                1,121.33  Lab Equipment
13140                                1,575.00
13161                                  584.00
13162                                  357.00
13167                                  499.00  Computer Equipment
13168                                1,250.00
13172                                  705.00
13179                               24,000.00
13192                                  480.00  COMPUTER EQUIPMENT
13193                                  480.00  COMPUTER EQUIPMENT
13194                                  480.00  COMPUTER EQUIPMENT
13195                                  480.00  COMPUTER EQUIPMENT
13198                                  292.50
13243                                  195.00  COMPUTER EQUIPMENT
13269                                  940.00  Lab Equipment

ASSET NO.  ITEM#           DESCRIPTION                                  SERIAL #                      PO NUM
------------------------------------------------------------------------------------------------------------
13289      80064972        Vacuum Pump,Teflon Diagram                   1/57/1936                      26853

ASSET NO.  PO DATE         UNIT COST CLASS
------------------------------------------
13298                       1,350.68

                                   EXHIBIT C-2

                               TO LEASE AGREEMENT

                        1997 EDITION - ELECTRONIC FORMAT

                                               AIA DOCUMENT A111 - 1997

Standard Form of Agreement Between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the day of in the year
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)

and the Contractor:
(Name, address and other information)

The Project is:
(Name and location)

The Architect is:
(Name, address and other information)

The Owner and Contractor agree as follows.

ARTICLE 1      THE CONTRACT DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2      THE WORK OF THIS CONTRACT
     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3      RELATIONSHIP OF THE PARTIES
     The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA[ILLEGIBLE]
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

ARTICLE 4      DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

     4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
     (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

     4.2 The Contract Time shall be measured from the date of commencement.

     4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than days from the date of commencement, or as follows:
     (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

     , subject to adjustments of this Contract Time as provided in the Contract Documents.
     (Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)

ARTICLE 5      BASIS FOR PAYMENT
     5.1       CONTRACT SUM
     5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of The Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

     5.1.2     The Contractor's Fee is: 4% of the Cost of the Work
     (State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)

     5.2       GUARANTEED MAXIMUM PRICE
     5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed Dollars ($ ), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
     (Insert specific provisions if the Contractor is to participate in any savings.)

     5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
     (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

     5.2.3     Unit prices, if any, are as follows:

     5.2.4     Allowances, if any, are as follows:
     (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

     5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

     5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6      CHANGES IN THE WORK
     6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in AIA Document A201-1997 as amended.

     6.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5,7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

     6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.

     6.4 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7      COSTS TO BE REIMBURSED
     7.1       COST OF THE WORK
     The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

     7.2       LABOR COSTS
     7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

     7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval.
     (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

     7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work of supervisory and administrative personnel, not to exceed __% of overall wages and salaries of supervisory and administrative personnel

     7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
     benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs
     7.2.1 through 7.2.3.

     7.3       SUBCONTRACT COSTS
     7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

     7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION
     7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

     7.4.2 Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

     7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS
     7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

     7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

     7.5.3     Costs of removal of debris from the site.

     7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

     7.5.5 That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

     7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

     7.6       MISCELLANEOUS COSTS
     7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract:

     7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

     7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

     7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

     7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

     7.6.6     Data processing costs related to the Work.

     7.6.7 Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

     7.6.8 Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

     7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

     7.7       OTHER COSTS AND EMERGENCIES
     7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

     7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

     7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8 COSTS NOT TO BE REIMBURSED
     8.1       The Cost of the Work shall not include:

     8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and
     7.2.3 or as may be provided in Article 14.

     8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

     8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

     8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

     8.1.5 Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

     8.1.6 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

     8.1.7     Any cost not specifically and expressly described in Article 7.

     8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9      DISCOUNTS, REBATES AND REFUNDS
     9.1 Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

     9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10     SUBCONTRACTS AND OTHER AGREEMENTS
     10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

     10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Owner (1) is recommended to the Owner by the Contractor;
     (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

     10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

ARTICLE 11     ACCOUNTING RECORDS
     The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records,

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
     books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12     PAYMENTS
     12.1      PROGRESS PAYMENTS
     12.1.1 Based upon Applications for Payment submitted to and approved by the Owner, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

     12.1.3 Provided that an Application for Payment is received by the Owner (and Owner has approved payment therefor) not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 15th day of the next month. If an Application for Payment is received by the Owner (and Owner has approved payment therefor) after the application date fixed above, payment shall be made by the Owner not later than 20 days after the Owner receives the Application for Payment.

     12.1.4 With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment.

     12.1.5 Each Application for Payment shall be based on the most recent approved schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

     12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

     12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

             .1 Each Application for Payment (other than the final Application for Payment) shall include a sum equal to ninety-five percent (95%) of the Cost of Work in place which was performed during the period covered by the Application for Payment.

             .2 Each Application for Payment (other than the final Application for Payment) shall also include a sum equal to ninety-five percent (95%) of the Contractor's Fee as determined in accordance with the provisions of Clause 5.1.1 to which Contractor is entitled for the period covered by the Application for Payment.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

     12.1.8 Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than five percent (5%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

     12.2      FINAL PAYMENT
     12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

             .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

             .2  a final Application for Payment has been approved by the Owner.

     12.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the Owner has approved the final Application for Payment, or as follows:

     12.2.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Owner by the Contractor but such review by Owner's accountants shall not waive any of Owner's rights. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

     Subparagraph 12.2.1 have been met, the Owner will, within 30 days after receipt of the written report of the Owner's accountants, either make final payment to the Contractor, or notify the Contractor in writing of the Owner's reasons for withholding such payment provided in Subparagraph
     9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.

     12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor the final payment shall be based upon such reduced amount, but, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 45 days after the Owner's disapproval of all or a portion of an Application for Payment; failure to demand arbitration within this 45 day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount approved by the Owner.

     12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13 TERMINATION OR SUSPENSION
     13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997 as amended.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

ARTICLE 14     MISCELLANEOUS PROVISIONS
     14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (Insert rate of interest agreed upon, if any.)

     (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

     14.3      The Owner's representative is:
     (Name, address and other information.)

     14.4      The Contractor's representative is:
     (Name, address and other information.)

     14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     14.6      Other provisions:

ARTICLE 15     ENUMERATION OF CONTRACT DOCUMENTS
     15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997 as amended.

     15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997 as amended.

     15.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated, and are as follows:

     Document                         Title                    Pages

     15.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:
     (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

     Section                              Title                            Pages

     15.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
     (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

     Number                               Title                            Date

     15.1.6    The Addenda, if any, are as follows:

     Number                                Date                            Pages
       The Addendum to General Conditions

     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

     15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
     (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

ARTICLE 16     INSURANCE AND BONDS
     (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


--------------------------------          ------------------------------------
  OWNER (Signature)                         CONTRACTOR (Signature)


--------------------------------          ------------------------------------
  (Printed name and title)                  (Printed name and title)

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO OF AIA]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document:
97a111.aia -- 2/7/2002. AIA License Number 1110477, which expires on 1/31/2003.

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C.20006-5292

                                  ADDENDUM TO

                              GENERAL CONDITIONS OF

                          THE CONTRACT FOR CONSTRUCTION

                        (AIA Document A201-1997 Edition)

     THIS ADDENDUM TO GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION is entered into between__________________ ("Owner") and__________________
("Contractor") as an amendment and supplement to those certain General Conditions of the Contract for Construction (AIA Document A201 - 1997 Edition) that contain modifications made by Contractor (hereinafter "General Conditions"), which has been incorporated by reference into that certain Standard Form of Agreement Between Owner and Contractor - Cost of the Work Plus a Fee (AIA Document A111 - 1997 Edition) executed by Owner and Contractor concurrently herewith (the "Agreement"). References in this Addendum to sections of the General Conditions shall appear in this Addendum as "GC &___". Paragraphs in this Addendum are numbered to correspond to the Articles in the General Conditions to which such paragraphs in this Addendum generally relate. In the event of any conflict between this Addendum and any other Contract Document, this Addendum shall prevail; provided, however, that any typed or handwritten additions to the printed form Agreement shall prevail over conflicting provisions contained in this Addendum. This Addendum shall be deemed a part of the Agreement.

1.A DEFINITIONS. Unless otherwise provided in this Addendum, the capitalized terms used in this Addendum shall have the meanings given to those terms in the Contract Documents. In addition, the following terms shall have the following meanings: (i) "Materials" shall mean materials, equipment, apparatus, articles, or processes; (ii) "Laws" shall mean all laws, statutes, ordinances, rules, regulations, building codes and orders; (iii) "Suppliers" shall mean all materialmen or other persons providing Materials to Contractor or any Subcontractor; (iv) "Claims" shall mean liabilities, judgments, claims, damages, losses and expenses, of every type and nature, including but not limited to attorneys' fees, experts' fees and court costs; and (v) "Lien" shall mean any mechanics' or other lien, stop notice, charge, imposition, garnishment or attachment.

1.B CONTRACTOR AND ARCHITECT AS INDEPENDENT CONTRACTORS. GC &1.1.2. is modified as follows: Contractor and Architect are independent contractors of Owner. Neither Contractor nor Architect is the employee, agent, joint venturer, or partner of Owner. The Contract Documents shall not be deemed to create any relationship, express or implied, between Owner and any Subcontractor or Supplier of Contractor. Contractor shall have the sole responsibility for performance under any Subcontract or employment agreement entered into by Contractor with respect to the Work.

1.C DISCREPANCIES. The following is hereby added to GC & 1.2.1: Conflicts or discrepancies among the Contract Documents shall be resolved in the following order of priority:

..1 The Agreement;

..2 The General Conditions; and

..3 Drawings and specifications.

Amendments and revisions of later date take precedence over those of earlier date. Drawings govern specifications for quantity and location and specifications govern drawings for quality and performance. In the event of ambiguity in quantity or quality, the greater quantity and the better quality shall govern.

1.D DRAWINGS. GC & 1.6.1 is modified as follows: Ownership of all drawings, specifications and copies thereof furnished by Architect is determined by the Architect's Agreement. They shall not be used on any other project without the prior written consent of Owner.

2.A MODIFICATION OF OWNER'S OBLIGATIONS. GC &2.2.1 and GC &2.2.3 are deleted. No action taken by Owner pursuant to the Contract Documents requires the approval of Architect. However, Owner will not have control over or charge of, and will not be responsible for, construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely Contractor's responsibility as provided in the Contract Documents. Owner will not be responsible for Contractor's failure to carry out the Work in accordance with the Contract Documents. Owner will not have control over or charge of, and will not be responsible for, negligent acts or omissions of Contractor, Subcontractors, or their agents or employees, or of any other persons performing portions of the Work.

2.B OWNER'S RIGHT TO STOP THE WORK. GC &2.3.1 is deleted and replaced with the following, which rights shall be in addition to, and not in restriction of, other rights and remedies given to Owner:

     2.B.1 Suspension Due to Unforeseen Conditions. Notwithstanding any provision in the Contract Documents to the contrary, if suspension of the Work is warranted by reason of unforeseen conditions which may adversely affect the quality of the Work, if the Work were continued, Owner (but not Architect) by written notice to Contractor may do either or both of the following, to the extent necessary to address such unforeseen conditions: (i) entirely suspend the Work; or (ii) cause the Work, or portions thereof, to be partially suspended or delayed, while other portions of the Work continue on the same or different schedule re-determined by Owner and Contractor. In such event, the Contract Time shall be extended by the amount of delay caused by the exercise by Owner of such remedies. In addition, if Contractor has taken all reasonable steps to mitigate the effects of such suspension, then Contractor shall be entitled to reimbursement of its reasonable, direct, out-of-pocket, additional general conditions costs resulting from such suspension. If Contractor reasonably believes that a suspension of the Work is warranted by reason of unforeseen circumstances which may adversely affect the quality of the Work, if the Work were continued, Contractor shall immediately notify Owner and Architect of such belief, but Contractor shall have no right to suspend the Work, except with the written consent of Owner (which consent shall not be unreasonably withheld) or except in the case of an emergency (in which event Contractor shall resume work upon cessation of the emergency).

     2.B.2 Upon Contractor's Default. Notwithstanding any provision in the Contract Documents to the contrary, if Contractor fails to correct defective Work as required by GC PARA 12.2, fails to complete the Work on time as required by the Agreement, or is in material default of its obligations hereunder, Owner may order Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated pursuant to GC PARA 14.B.2, hereof.

3.A  REVIEW BY CONTRACTOR. GC PARA 3.2.2 (second sentence only) and GC PARA
3.2.3 (third sentence only) are deleted and the remainder of GC PARA 3.2 is modified as follows: Contractor acknowledges that it is responsible for inspecting all Site conditions, Contract Documents, and other matters which may affect the prosecution, completion, and Cost of the Work (herein, the "Conditions of the Work"). Contractor represents to Owner that: (i) Contractor has inspected and tested to the extent necessary for its purposes, the Conditions of the Work; (ii) Contractor's knowledge of the Conditions of the Work as of the execution of the Agreement is sufficient to enable Contractor to determine the Cost of the Work; and (iii) to the best of Contractor's knowledge, the Work described in the Contract Documents can be performed in strict compliance with all Laws. Contractor also shall review specified construction and installation procedures and shall advise Architect prior to commencing related activities, if any such procedures would result in finished Work not in conformance with the Contract Documents or if such procedures would affect any warranties, and Contractor shall propose alternative procedures which will comply with the Contract Documents and which Contractor will warrant. The last two sentences of GC PARA 3.3.1 are deleted.

3.B LABOR AND MATERIALS. GC PARA 3.4 is supplemented as follows: Neither Contractor nor any Subcontractor or Supplier shall incorporate into the Work any Materials (i) to which its title is imperfect, (ii) against which there is any claim by a manufacturer or other entity, or (iii) which is encumbered by any security interest. Contractor shall be responsible for all Materials specified by the Contract Documents which are delivered to the Site. Any Materials delivered to the Site, which are not to be used in or incorporated into the Work under the Contract Documents, shall be forthwith removed from the Site and Contractor shall be solely responsible for all cost incurred with respect to such Materials.

3.C  CONTRACTOR'S WARRANTY. The word "may" in the second sentence of GC PARA
3.5.1 is replaced with the word, "shall," and the remainder of GC PARA 3.5.1 is modified and supplemented as follows: Contractor's warranty shall include all specified procedures or accepted alternative procedures and all specified or accepted substituted products. The Contractor shall also use all reasonable efforts to secure from the Subcontractors, for the benefit of Owner, the maximum warranties available with respect to such Subcontractor's Work; provided, however, that any additional cost of such warranties shall be approved in writing by Owner. During the one-year period following Substantial Completion of the Work, the Contractor shall, upon request by Owner, use its best efforts to obtain satisfaction of any Subcontractor's warranty. Neither (a) the lapse of the lapse of an express warranty period under any Subcontract or under GC PARA 12.2.2, nor (b) Owner's failure to assert a warranty claim under any Subcontract or GC PARA 12.2.2, shall waive any right or action (other than the particular warranty claim so waived) which Owner may have against Contractor or any Subcontractor for defective or incomplete Work under any other provision of a Subcontract or the Contract Documents, or otherwise under applicable Law. All guaranties and warranties of Materials used or incorporated into the Work shall be assigned and delivered by Contractor to Owner upon demand, or without demand upon completion of the Work. The warranties in Contract Documents or assigned to Owner (i) shall not be deemed exclusive of any other warranty or guaranty, whether express or implied, (ii) shall survive the completion of the Work and the termination of the Contract Documents, and (iii) shall inure to the benefit of Owner's successors and assigns.

3.D  PERMITS, FEES AND NOTICES. GC PARA 3.7.1 is supplemented as follows:
Contractor shall furnish to Owner copies of all permits obtained during the course of the Work.

3.E COMPLIANCE WITH LAW. GC PARA 3.7.3 and 3.7.4 are modified and supplemented as follows: Contractor shall comply with all Laws applicable to the performance of the Work and the employment of labor. Although Contractor is not responsible for the preparation of Drawings and Specifications, Contractor shall nevertheless (i) notify Owner and Architect of any deviation in the Drawings and Specifications from the requirements of applicable Law of which Contractor is or reasonably should be aware, and (ii) perform no Work which Contractor knows or reasonably should know to be contrary to applicable Law. Owner acknowledges that city or county building officials may refuse to approve components of the Work even if Contractor has complied with applicable Law.

3.F SUPERINTENDENT. GC PARA 3.9 is modified as follows: All of Contractor's supervisory personnel at the Site shall be satisfactory to Owner, and Contractor shall replace such personnel only with Owner's consent, which shall not be unreasonably withheld.

3.G PROGRESS SCHEDULE AND ON-SITE MEETINGS. Contractor shall strictly adhere to the progress schedule approved by Owner and Architect and shall immediately notify Owner and Architect of any material deviation by any party from said schedule. If, in the judgment of Architect or Owner, any phase of the Work is or may become behind schedule, Contractor shall take such steps as Owner deems reasonably necessary to improve the progress of the Work and insure Substantial Completion of the Work within the Contract Time. Upon request by Architect or Owner, Contractor shall submit for their approvals a revised progress schedule showing the manner in which any lost time will be regained. Contractor shall hold weekly progress meetings at the Site, or at such other time, frequency, and location as are reasonably acceptable to Owner. Progress of the Work shall be reported in detail with reference to construction schedules prepared by and approved by Owner and Architect. Upon request by Owner; Contractor shall cause each interested Subcontractor to attend the meeting for the purposes of reporting upon the progress of the Subcontractor's Work and receiving information; provided, however, that nothing that may transpire at such meeting shall modify or release any Subcontractor from its obligations to the Contractor under a Subcontract.

3.H SUBMITTALS. All changes made to the original preprinted form of the General Conditions in GC PARA 3.l2.7, 3.12.8, 3.12.9 and 3.12.10 are deleted and the original preprinted form language is reinstated.

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3.I  USE OF SITE. GC PARA 3.13 is supplemented as follows: In performing the
Work, Contractor shall not cause or allow rain water, dust, nauseous vapors, excessive noise, or other intrusions to go beyond the boundaries of the Site in any manner that would constitute a nuisance or a violation of Law.

3.J CLEANING UP. GC PARA 3.15 is supplemented. Upon completion of the Work, Contractor shall remove from the Site and sell to a third party or transfer to itself at the fair market value all machinery, equipment, scaffolding, forms, hand tools and other items which were purchased exclusively for use in the Work and charged to Owner as a cost of the Project, which Owner does not elect to retain. Proceeds from such sales, or the fair market value of the item in the case of a transfer to Contractor, shall be deducted from the Contract Sum payable to Contractor.

3.K  LABOR RELATIONS.

     3.K.1 Labor Agreements. Employment of labor by Contractor shall be effected under conditions which are satisfactory to Owner. If Owner has entered into any labor agreements covering work at the Site, Owner shall inform Contractor of the terms of such labor agreements and Contractor shall comply with all of the terms and conditions of those labor agreements, including (i) the trust fund payments into the respective trust funds set forth in the respective labor agreements in so far as Contractor may lawfully do so, and (ii) any provisions setting forth the jurisdiction and the scope of work claimed by each of such crafts and the procedure contained therein for resolution of jurisdictional disputes. In the absence of any such procedure, or if such procedure fails to promptly resolve any jurisdictional dispute, Contractor agrees, at its own cost, upon request of Owner, to take any and all lawful steps to secure binding and final determination of said jurisdictional dispute by the National Labor Relations Board. Should there be picketing on the Site and if Owner establishes a reserved gate for Contractor's purposes, Contractor shall continue the proper performance of the Work, without interruption or delay, using such gate.

     3.K.2 Equal Opportunity. Contractor and the Subcontractors shall not discriminate against any employee or applicant for employment because of handicap, age, religion, color, sex, or national origin. Contractor shall take affirmative action to insure that applicants are employed, and that employees are treated during employment, without regard to their handicap, age, race, religion, color, sex, or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion, transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship. Contractor shall post in conspicuous places, available to employees and applicants for employment, notices setting forth its policies of non-discrimination. Contractor and each Subcontractor shall, in all solicitations or advertisements for employees placed by them or on their behalf, state that all qualified applicants will receive consideration for employment without regard to handicap, age, race, religion, color, sex or national origin. Contractor will not discriminate in the selection of Subcontractors or Suppliers because of age, sex, race, creed, color, national origin, age, or handicap. Contractor will, in the selection of Suppliers and in the award of Subcontracts, use its best efforts to identify qualified minority business enterprises, and to assure that such enterprises shall have the maximum practicable opportunity for selection by Contractor. Contractor shall inform Owner in writing as to any such enterprises that have been so identified.

3.L ACCESS TO WORK; ROYALTIES, PATENTS AND COPYRIGHTS. All changes to the original preprinted form language in GC PARA 3.17 and 3.18 are deleted and the original preprinted form language in these sections is reinstated.

3.M MECHANICS' LIENS. GC PARA 3.18.1 is supplemented. Contractor shall pay when due all sums payable to persons or firms who furnish labor, or Materials for the Work or who are otherwise entitled to file a mechanic's Lien upon Owner's property. Except to the extent attributable to Owner's wrongful withholding of monies payable to Contractor under the Contract Documents, within five (5) business days following Owner's written demand, Contractor shall take such action as may be required to discharge any Lien against Owner or the landlord of the premises ("Landlord") or Owner's or Landlord's real property in connection with the Work and Contractor shall indemnify and hold harmless Owner, Landlord and their real property from and against any and all Claims arising out of the filing or service, or attempted filing or

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

service, of any Lien or out of Contractor's failure to remove or satisfy any Lien in accordance with this Contract. Except to the extent caused solely by Owner's wrongful withholding of the amounts due and payable to Contractor, Contractor shall not (i) file or record, or suffer the filing or recording of, any Lien upon Owner's or Landlord's real property, (ii) shall not impose, or suffer the imposition of, any stop notice on funds held by Owner, or Landlord and (iii) shall not garnish or attach, or suffer the garnishment or attachment of, any funds held by Owner or Landlord.

3.N INDEMNIFICATION. GC PARA 13.18.1 is modified to provide that to the fullest extent permitted by Law, Contractor will indemnify, protect, defend and hold harmless Owner and its consultants, agents and employees and Landlord from all Claims to the extent the Claim arises out of (i) any negligent or willful act or omission of Contractor, any Subcontractor, or any one directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, regardless of whether or not the Claim also is caused in part by Owner or Architect, and/or (ii) a breach of Contractor's obligations or representations under the Contract Documents, except only to the extent that the Claims were caused by the sole negligence or willful misconduct of the Owner. All of the foregoing indemnifications in the Contract shall be in full force and effect and apply at all times during the progress of the Work and, notwithstanding the Substantial Completion of the Work, the filing of a Notice of Completion, or the termination of the Contract Documents, at all times thereafter. Contractor agrees, at its own cost, expense and risk to defend the Owner and its consultants, agents and employees against any such Claim that may be brought by a governmental authority, any employee of Contractor or any of Contractor's Subcontractors or Material Suppliers, or any other third person with counsel selected by the indemnified party subject to the consent of Contractor, which consent shall not be unreasonably withheld. If Contractor fails to provide such defense, then in addition to its other rights and remedies at law or in equity or under the Contract Documents, the party(ies) to be indemnified may defend the same and all attorneys' and experts' fees, court costs and other expenses of every kind incurred by the indemnified party to provide such defense, together with the amount paid or payable by the indemnified party on any judgement or settlement of the Claim shall be paid by Contractor to the indemnified party upon demand. Contractor acknowledges and agrees that the indemnity herein provided shall not be limited in any way by a limitation on the amount or type of damages, compensation or benefits payable by or for the Contractor under any workers' compensation, disability or other employee benefit act.

3.O SIGNAGE. Except as approved by Owner, neither Contractor nor any of its agents, contractors or employees shall post any signs at the Project. All signs shall comply with all applicable Laws.

4.A ARCHITECT'S RESPONSIBILITIES. Notwithstanding anything to the contrary in the Contract Documents, (including without limitation GC PARA l.1.2, 4.1, 4.2, and 4.4) Architect may be replaced by Owner at any time, and from time to time, by written notice to Contractor, and Owner shall (i) have the right to exercise any right or power given to Architect by the Contract Documents, which Owner may do either in conjunction with Architect or by itself without consultation with or involvement of Architect, and (ii) receive or obtain any notices, plans, or other documents Architect is entitled to receive or obtain pursuant to the Contract Documents, and (iii) communicate directly with Contractor. Except as Owner may hereafter notify Contractor in writing, Architect shall have no right to act on behalf of Owner, to provide any approval for Owner, or to otherwise bind Owner to any action or promise. Architect's approval, decision, or determination as to any matter is advisory only and shall not be binding upon Owner. If Architect requests additional inspection, testing, labor, materials or other Work, Owner shall not be bound to pay the cost thereof, unless Owner has agreed in writing to do so. Nothing in the Contract shall limit Architect's duties under the Architect's Agreement.

4.B CONSTRUCTION OBSERVATION. In GC PARA 4.2.2, the word "Work" means only the product of construction and does not include Contractor's equipment, services, construction means, methods, techniques, sequences, procedures, or safety precautions or programs.

4.C  CLAIMS.

     4.C.1 Time Limits on Claims. GC PARA 4.3.1, PARA 4.3.2 and GC PARA 4.4.5 (second sentence) are deleted. Claims by Contractor must be made within 30 days after occurrence of the event giving rise to such Claim or within

30 days after Contractor first recognizes the condition giving rise to the Claim, whichever is later. Claims must be made by written notice. Failure to deliver any such notice or request within the required period shall constitute an irrevocable waiver of any such Claim. If a Claim has been implemented by Change Order, no further consideration will be given to such Claim.

     4.C.2 Resolution of Claims. GC PARA 4.3 and 4.4 are modified and supplemented as set forth herein. All references to "arbitration" are deleted. In the event of any dispute between Owner and Contractor, which relates to the Contract Documents or the Work, Contractor shall not interrupt the progress of the Work during the pendency of any such dispute, unless ordered to do so by Owner in writing. If either party becomes involved in litigation in connection with the Contract Documents or the Work, the court or tribunal in such litigation, or in a separate suit, may award reasonable costs and expenses of litigation, including court costs, experts' fees and attorneys' fees, to be paid by the losing party to the prevailing party. In the event either party becomes the subject of any bankruptcy or insolvency proceeding, the other parties shall be entitled to reimbursement of all costs and expenses, including attorneys' fees and court costs, incurred by said other party to obtain adequate protection of its rights under the Contract Documents or to obtain other requested relief in such bankruptcy or insolvency proceeding.

4.D MEDIATION. GC PARA 4.5 is modified and supplemented as follows: If a dispute arises out of or relating to this Agreement or the breach thereof, and if such dispute cannot be settled through direct discussions, the parties shall submit the dispute to nonbinding mediation under the Construction Industry Mediation Rules of the American Arbitration Association before having recourse to a judicial forum. The mediation may be initiated by the written request of either party and shall be commenced within fifteen (15) days of receipt of such notice.

4.E  ARBITRATION. GC PARA 4.6 is deleted.

5.   SUBCONTRACTORS. GC PARA 5.2.3 is deleted. The fourth sentence of GC PARA
5.3.1 shall end with the words "...will be bound," and the remainder of said sentence is deleted. GC PARA 5.1, 5.2, and 5.3 are supplemented. Owner, acting reasonably and in good faith after consultation with Contractor, may require Contractor to terminate a Subcontractor and replace the Subcontractor with another Subcontractor acceptable to Owner. If at such time Contractor is not in default hereunder, the Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and the Contract Time shall be equitably adjusted. Work performed for Contractor by a Subcontractor shall be performed only pursuant to a written subcontract between Contractor and Subcontractor in a form reasonably acceptable to Owner. Each subcontract shall provide that (i) Subcontractor waives all rights it may have against Owner for damages caused by fire or other perils which would be covered by the property insurance described in the Contract Documents or which is otherwise covered by insurance; (ii) Subcontractor will furnish such additional lien waivers and other documents as Owner and Contractor may reasonably request; and (iii) require the Subcontractor to perform strictly in accordance with the Contract Documents (including specifically, but without limiting the generality of the foregoing the labor and employment relations provision thereof). In addition, all Suppliers and Subcontractors shall warrant the Work and Materials supplied and/or installed by them in the same manner and for the same period as is required of Contractor under this Contract or in such broader manner and for such longer period as may be required by the Specifications. Contractor and all Subcontractors shall coordinate their Work with all adjacent work and all other trades so as to facilitate the general progress of all work. Each Subcontractor shall afford all other contractors every reasonable opportunity to install other work and materials. All Subcontractors shall be required to place all debris in a central location.

7.A INITIAL AUTHORIZATION OF WORK. GC PARA 7.1 is modified to delete all references to or any "major or minor change in the Work, other than a Change Order or a Construction Change Directive."

7.B  SUBCONTRACTOR OVERHEAD AND PROFIT. The following is added as GC PARA 7.2.3:

"7.2.3 In no event shall the total Change Order markup, including all levels of Subcontractors' overhead and profit and Contractor overhead and profit exceed twelve percent (12%) cumulative."

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

7.C. CHANGE ORDER FOR NEW WORK. The following is hereby added as GC PARA 7.2.4:
From time to time during the term of this Contract, Owner may elect in its discretion to submit to Contractor Drawings and Specifications for portions of the Work. Upon receipt of such Drawings and Specifications, Contractor shall immediately obtain bids for such Work. Based on bids approved by Owner, Contractor shall deliver to Owner a proposed Change Order for the Work described in the Drawings and Specifications so delivered to Contractor. If after requesting bids, Owner and Contractor are unable to agree upon the terms of a Change Order for the Work, Owner may rescind its request for Work and may obtain performance of the Work by others. Contractor shall be authorized to undertake only those portions of the Work authorized in writing by Owner in a written Change Order complying with this section or otherwise as authorized by this Contract. Each Change Order initially authorizing Work shall (i) describe the Work to be performed and reference the Drawings, Specifications and any other additional Contract Documents applicable to such Work, (ii) set forth the adjustment to the Contract Sum proposed by Contractor and approved by Owner for such Work, and (iii) specify any modification of the Substantial Completion Date as a consequence of the Change Order.

7.D  SUBSEQUENT MODIFICATIONS. The following is hereby added as GC PARA 7.2.5:

     "7.2.5 Subsequent Modifications. Furthermore, notwithstanding anything to the contrary in GC PARA 7.2, the Contract Sum may be adjusted and the Contract Time may be extended or shortened only upon written approval of a Change Order by Owner and Contractor. Notwithstanding anything to the contrary in GC PARA 7.1.2, Change Orders shall be ineffective unless executed by Owner. Each Change Order for adjustments in previously authorized Work shall include (i) a cost breakdown for the maximum increase or decrease in the Contract Sum as a consequence of a Change, (ii) a description of all plans and specifications for the Change, and (iii) the adjustment, if any, in the Contract Time as a consequence of the Change."

7.E  RIGHT TO PAYMENT. The following is hereby added as GC PARA 7.2.6:

     "7.2.6 Right to Payment. Contractor shall not be entitled to include in any Application for Payment, or to receive payment for, Work, unless the Work is authorized by a valid Change Order executed by Owner. No course of conduct or dealings between the parties, nor express or implied acceptance of alterations or additions to the Work, and no claim that Owner has been unjustly enriched by any alteration or addition to the Work, whether or not there is in fact any such unjust enrichment, shall be the basis for a change in the Contract Time, an increase in the Contract Sum or the Guaranteed Maximum Price, or a right to any other payment by Owner to Contractor. Contractor shall complete all Work specified in Change Orders executed by Owner and Contractor in accordance with the Contract Documents on or before the scheduled Substantial Completion Date specified in the Change Orders."

7.F PRICING FOR CHANGE ORDERS. The change in the Contract Sum Sum or the Guaranteed Maximum Price for the Work authorized by each Change Order, shall be equal to: the sum of the total actual net increase or decrease in the Cost of the Work based upon Subcontractor's bids and bid revisions approved by Contractor and Owner for the Change in the Work, if such bids are available, or in all other cases based upon Owner's and Contractor's estimate of the actual labor and Materials added or saved by the Change Order.

8.A DEFINITION OF SUBSTANTIAL COMPLETION. GC PARA 8.1.3 and 9.8 are amended modified and supplemented as follows: "Substantial Completion" of any portion of the Work is the date when (i) such Work is substantially complete as set forth in a written certification executed by Architect and approved by Owner, which approval shall not be unreasonably withheld, and (ii) Contractor has delivered to Owner all permits and approvals from the appropriate governmental authorities necessary for the occupancy of such Work for Owner's intended use, and (iii) there remains no incomplete or defective item of such Work that would adversely affect Owner's intended use of such Work. The last two sentences of GC PARA
9.8.5 are deleted.

8.B PROGRESS AND NOTICE OF COMPLETION. GC PARA 8.2 is modified and supplemented as follows: Not later than five (5) days following Substantial Completion of the Work, Contractor shall submit a properly drafted Notice of Completion to Owner for Owner's signature. If the Work is

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

Substantially Complete, Owner shall sign, acknowledge, and return the form to Contractor within five (5) days following receipt of the notice. Contractor shall cause the executed Notice of Completion to be properly recorded at the County Recorder's Office of the county in which the Site is located on or before the tenth (10th) day following Substantial Completion of the Work. Within five
(5) days following recording, Contractor shall deliver to Owner a copy of the recorded Notice of Completion, certified by the County Recorder to be a copy of the recorded original and indicating the date and time the Notice of Completion was recorded.

8.C CLAIM OF DELAY. GC PARA 8.3.1 is deleted. If Contractor is delayed in the performance of the Work beyond the scheduled Substantial Completion Date set forth in the Agreement by any Excusable Delay (as defined below), then such date(s) shall be extended by Change Order for such reasonable time as is appropriate under the circumstances, as approved by Owner and Contractor, which approvals shall not be unreasonably withheld. No event of Excusable Delay shall be deemed to have occurred, unless Contractor delivers a written claim of justifiable delay to Owner and Architect within twenty-one (21) days following the commencement of the delay. Immediately upon commencement of a delay, Contractor shall take all steps reasonably available to lessen the adverse impact of such delay upon Owner.

As used herein, "Excusable Delay" means an actual delay in the performance of the Work by Contractor caused by any of the following if such events are beyond the reasonable control of Contractor despite having taken all reasonable attempts to avoid such delay and to prevent and mitigate the effects thereof:

..1        Actions of Owner, or of any employee, agent, representative or separate contractor of Owner, or Architect (other than by reason of the proper exercise of their respective rights, duties and obligations under the Contract Documents); or

..2        Fire, flood, war, embargo, sabotage, earthquake, or by injunction (not the fault of Contractor) or other unavoidable damage to the Work not the fault of Contractor.

..3        Unusually severe weather in accordance with GC PARA 4.3.7.2, as modified by Paragraph 4.C of this Addendum; or

..4        General strike, regulatory delays (not caused by Contractor), strikes and/or losses during transportation.

GC PARA 8.3.2 is modified as follows: Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3. Contractor shall have no remedy for any delay other than an Excusable Delay. In addition to a time extension, Contractor shall be entitled to reimbursement of its reasonable, direct, out-of-pocket, additional general conditions costs resulting from any Excusable Delay, provided, however, that in no event will Contractor be entitled to recover any damages, additional profit or fee, or any other costs, other than the forgoing additional general conditions costs.

9.A  PAYMENTS TO CONTRACTOR. GC PARA 9 is amended and supplemented as follows:
Copies of all Applications for Payment shall be submitted to Owner no later than the last day of any calendar month for any period preceding such date. Notwithstanding anything to the contrary in the Construction Documents, the parties acknowledge that Architect will not review or issue Certificates for Payment, and that Owner shall be entitled to review all Applications for Payment without consulting with Architect. Owner shall be entitled to withhold amounts included in an Application for Payment if Owner does not approve such amount as set forth in this Section 9. Contractor shall submit to Owner the Application for Payment and all notices and documents required in the Contract Documents to be provided to Architect in connection with its review of the Application for Payment or the issuance of a Certificate for Payment. If requested by Owner, each Application for Payment (after the first) shall be accompanied by an accounting of the disbursement of funds previously received by Contractor from Owner, certified to be true and correct by Contractor. Upon the reasonable request of Owner, such accounting also shall itemize all disbursements to Subcontractors and Suppliers and Contractor shall deliver to Owner copies of all vendors' invoices, payroll and other data substantiating actual expenditures by Contractor for the Work, and upon reasonable request, shall allow Owner to inspect the books and records of Contractor relating to such expenditures. In each

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Application for Payment, Contractor shall certify that: (i) the requested payment represents a just determination of the actual amount payable to Contractor under the Contract Documents; (ii) the information set forth in the Application for Payment is correct; (iii) the Contract, to the best of Contractor's knowledge, is in full force and effect and free from default by any party (or if Owner is in default, the nature of the default); (iv) any contingency reserve under the Contract has or has not been utilized, and if utilized, the amount that remains; (v) all Subcontractors and Suppliers have been paid all sums that are due and payable to them in full (excluding payments due which are included in the Application for Payment in question); (vi) Contractor shall promptly pay all sums due and payable to Subcontractors, unions, laborers, and Suppliers out of funds to be received pursuant to the Application for Payment; (vii) no Lien currently affects the Work nor is there any basis for the filing of a Lien with respect to Work, other than Liens caused solely by Owner's wrongful withholding of amounts due Contractor under the Contract or Liens for the Work included in the Application for Payment; (viii) all amounts due and payable with respect to the Work either have been paid to date or are included in the Application for Payment; and (ix) partial waivers of mechanic's liens totaling the amounts previously paid by Owner to Contractor have been obtained from all Subcontractors and Suppliers in such form as to constitute an effective waiver, under applicable Law, of all Lien rights with respect to the Work.

9.B LIEN RELEASES. GC PARA 9.3 is supplemented as follows: Each Application for Payment shall be accompanied by partial releases of mechanic's Liens in the form required or authorized by applicable Washington law for Work costing not less than the amount of the Contract Sum (less retention) previously paid by Owner to Contractor and conditional releases of Liens in the form required or authorized by applicable Washington law for the payments requested in the Application for Payment. Notwithstanding the foregoing, in no event shall Owner have any obligation to see to the proper disposition or application of monies paid by Owner to Contractor.

9.C MAXIMUM AMOUNT OF EACH APPLICATION FOR PAYMENT. The following is added as GC PARA 9.3.1.3: Each Application for Payment (other than the final Application for Payment) shall be in the sum not to exceed ninety-five percent (95%) of the Cost of the Work performed during the preceding month. In no event shall the total Contractor's Fee included in all Applications for Payment (other than the final Application for Payment) exceed ninety-five percent (95%) of the total Contractor's Fee payable pursuant to the Contract Documents and in no event shall the total Cost of the Work payable pursuant to all Applications for Payment (other than the final Application for Payment) exceed ninety-five percent (95%) of the Guaranteed Maximum Price as of the date of the Application for Payment.

9.D PAYMENT FOR MATERIAL. GC PARA 9.3.2 is deleted and replaced with the following: Payments will be made on account of Materials only when such Materials have either been (i) incorporated in the Work, or (ii) suitably stored in a bonded warehouse acceptable to Owner and warehouse receipts therefore have been delivered to Owner.

9.E  OWNER'S OBLIGATION TO PAY CONTRACTOR. GC PARA 9.4 is deleted and GC PARA
9.5.1 and 9.5.2 are replaced as follows: All Materials, finishes and processes shall be subject to rejection for just cause by Owner. Acceptance or rejection of a Material, finish or process shall be expressed only in writing. Any provision of the Contract Documents to the contrary notwithstanding, Owner also shall have no obligation to pay Contractor amounts otherwise payable under this Contract if (i) any of the following circumstances has occurred, (ii) the occurrence of such circumstances is not solely caused by Owner's wrongful withholding of amounts payable to Contractor under this Contract, and (iii) such circumstances have not been remedied or eliminated to Owner's reasonable satisfaction:

     A. Contractor has failed to make any payment due to Contractor's Subcontractors and Suppliers for the material and labor used in the Work; or

     B. A claim of Lien has been recorded against Owner's real property, a stop notice has been served on Owner, or funds of Owner have been garnished or attached in connection with the Work unless Contractor has supplied Owner with an acceptable bond; or

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

     C. Reasonable evidence indicates a probability (i) that a claim of Lien will be recorded, a stop notice will be served, or funds of Owner will be garnished or attached, or (ii) that Contractor has otherwise failed to make payments to Subcontractors and Suppliers, unless Contractor has supplied Owner with an acceptable bond; or

     D. Owner, in its reasonable good faith judgment, determines that the unpaid amount of the Contract Sum plus the cost of any necessary but pending Change Orders (after payment of the amount requested in the Application for Payment) will not be sufficient to complete the Work in accordance with the Drawings and Specifications, in which case Contractor shall perform so much of the Work at its sole cost as is necessary to insure that the unpaid amount of the Contract Sum plus the cost of any necessary but pending Change Orders will be sufficient to complete the Work before Owner shall be obligated to make any further payments to Contractor; or

     F. Contractor has failed to perform an obligation on its part to be performed under the Contract Documents or under any other contract between Contractor and Owner; or

     G. Neither Contractor nor its insurance carrier has reimbursed Owner for damage caused to Owner or any other contractor as a consequence of a default by Contractor or the acts or omissions of Contractor, or its agents, employees, Subcontractors or Suppliers; or

     H. Owner, in its reasonable good faith judgment, determines that the Work will not be completed within the Contract Time (as extended by Excusable Delays) through no fault of Owner or Architect; or

     I. Contractor persistently and unreasonably fails to carry out the Work in accordance with the Contract Documents.

Until all of the foregoing circumstances are remedied to Owner's satisfaction, Owner may withhold the amount necessary in Owner's reasonable opinion to protect Owner from the loss that may be occasioned thereby and, if applicable, may demand reimbursement of amounts previously paid by Owner to Contractor as necessary to avoid loss to Owner. When all of the foregoing circumstances are satisfactorily remedied, payments previously withheld by Owner shall be paid to Contractor.

9.F METHOD OF PAYMENTS. GC PARA 9.6.1 is deleted. With reasonable cause, Owner shall have the right to pay Contractor by joint check made payable to Contractor and any Subcontractor or Supplier to whom all or a portion of such funds may be due; provided, however, that (i) Contractor shall have no obligation to make payments by joint check, and (ii) its election to do so in any case shall not constitute an obligation by Owner to any Subcontractor or Supplier to do so in the future nor create any contractual relationship whatsoever between Owner and any Subcontractor or Supplier.

9.G REVIEW OF APPLICATION FOR PAYMENT. GC PARA 9.7.1 is deleted and replaced by the following: Owner may review each Application for Payment and may make such exceptions, by written notice to Contractor, as Owner reasonably deems necessary or appropriate under the circumstances then existing. Owner may withhold a payment to Contractor to the extent that it relates to the correction of an exception reasonably taken by Owner. If Contractor disputes any exception to the Application for Payment taken by Owner, Contractor shall nevertheless continue to diligently prosecute the Work and shall notify Owner of its dispute in writing. If Contractor fails to deliver a written statement disputing an exception to an Application for Payment taken by Owner within fourteen (14) days following notice to Contractor of the exception, Contractor shall be conclusively presumed to have accepted Owner's exception to the Application for Payment. Owner shall not be deemed in breach of this Contract by reason of withholding any payment pursuant to any provision of the Contract Documents, provided (i) Owner has acted in good faith, (ii) Architect has approved Owner's action, and/or (iii) the Work in question has been rejected by any governmental authority.

9.H OWNER'S RIGHT TO PAY SUBCONTRACTOR. If any Subcontractor disputes any decision of Contractor with regard to any portion of the Work performed by such Subcontractor, and Contractor has elected not to pay such Subcontractor as a result of such dispute, in addition to its other rights, Owner shall

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

have the right, in Owner's sole discretion, and after consultation with Contractor, to pay all or any portion of any amount so claimed by such Subcontractor unless Contractor supplies Owner with a bond acceptable to Owner to protect Owner from the dispute. If any Subcontractor, laborer or materialman asserts any Claim against Contractor, whether or not related to the Work, Contractor shall take all steps reasonably necessary to protect the Work from such Claim, including obtaining all assurances otherwise required by the Contract Documents; and any and all costs incurred by Contractor in connection therewith shall not be deemed part of the Contract Sum and Owner shall have no liability therefor, so long as the Claim is not caused by Owner's wrongful failure to pay the sums payable to Contractor under the Contract Documents.

9.I FINAL COMPLETION. GC PARA 9.10.4 is deleted. GC PARA 9.10 is supplemented as follows:

     9.I.1 Punch List. Immediately prior to the Substantial Completion of the Work, Contractor shall notify Architect and Owner that the Project is ready for final inspection. Within ten (10) working days following Contractor's notice that it believes that the Work is substantially complete, Architect and Owner shall conduct an inspection of the Work and forward to Contractor a "punch-list", indicating items of the Work requiring completion and items of unsatisfactory Work. The omission of an item from the "punch-list" shall not relieve Contractor of its obligation to meet the requirements of this Contract. All items on the "punch-list" (except for minor, corrective items which do not in any way interfere with Owner's use and occupancy of the Work) shall be completed and/or corrected by Contractor to the satisfaction of Architect and Owner prior to submission of the final Application for Payment.

     9.I.2 Final Payment. Owner shall have no obligation to pay the unpaid balance of the Contract Sum until (i) the Work and all "punch-list" items have been completed in accordance with this Contract; (ii) Owner has accepted the Work and all "punch-list" items; (iii) Contractor has delivered to Owner a waiver of Lien rights, complying with applicable Law, conditioned only upon receipt of the funds requested in the final Application for Payment, and executed by Contractor and by each person or entity entitled to record a claim of Lien against Owner's real property (or, if any Subcontractor or Supplier refuses to furnish such waiver, then a Lien bond in form, substance, and amount satisfactory to Owner, protecting Owner from claims of Liens by such persons);
(iv) Contractor has delivered to Owner an affidavit in a form satisfactory to Owner stating that the final payment is being requested and that the Lien releases and/or bonds delivered to Owner include and cover all materials, labor, and services for which a Lien could be filed against Owner's real property; and
(v) Contractor has delivered to Owner two (2) complete sets of "as-built" drawings including separate "as-built" drawings for all electrical, plumbing and mechanical systems included within the Work which drawings shall be executed by Contractor and all responsible Subcontractors, all guaranties, warranties, shop manuals, operating binders and maintenance binders applicable to the Work and/or required by the Specifications. The final payment shall be subject to all retention provisions of the Contract Documents. Provided all of the foregoing conditions have been satisfied, except for the completion of minor, corrective "punch-list" items which do not in any way interfere with Owner's use and occupancy of the Work, as distinguished from incomplete items, Owner may withhold from the final payment an amount equal to twice the cost of correction of all such items until the last of the items has been corrected. If Contractor fails to make such corrections within thirty (30) days after the final payment, then Owner may make the corrections and deduct the costs from the amount withheld therefor.

10.A HAZARDOUS MATERIALS. GC PARA l0.4 and 10.5 are deleted. GC PARA l0.3 is supplemented as follows: Contractor and each Subcontractor (i) shall not cause or permit any hazardous material to be brought upon the Site or used in the Work without the prior written consent of Owner, and (ii) shall comply with all Laws regarding the use, storage, transportation, exposure of employees to, and disposal of hazardous materials. If the foregoing obligations are breached or if the presence of a hazardous material on the Site caused or permitted by Contractor or its Subcontractors or Suppliers results in contamination of the Site, or if contamination of the Site by hazardous materials for which Contractor is legally liable to Owner for damage resulting therefrom otherwise occurs, then Contractor shall indemnify, defend and hold Owner harmless from any and all Claims which arise as a result of the breach of such obligation or such contamination. The foregoing indemnification of Owner by Contractor includes, without limitation, costs incurred in connection with any investigation of the Site or any clean-up, remedial, removal, or restoration work required by any federal, state or local governmental agency, because of hazardous materials present in the soil or groundwater on or under the Site. If Owner knowingly fails to disclose the presence of hazardous materials on the Site to Contractor or Architect, then Owner shall indemnify and hold harmless Contractor and its employees, agents, contractors from all Claims caused by Owner's concealment of the presence of such hazardous materials, except to the extent that such Claim is covered by insurance or other sources of reimbursement to the indemnified party and except to the extent that the Claim results as a consequence of the negligence or willful misconduct of Contractor or its employees, agents or contractors. As used in this paragraph, the term "hazardous material" shall mean any hazardous or toxic substance, material or radioactive material which is or becomes regulated by any local, federal, governmental authority.

10.B PROTECTION OF PERSONS AND PROPERTY. GC PARA lO.2 is supplemented and modified as follows: Contractor assumes all risk of loss of, or damage to, its materials or equipment and the materials and equipment of its Subcontractors, Suppliers, and employees due to theft or vandalism or malicious mischief and shall furnish any watchman's services reasonably required to protect the Work. Until incorporated into the Work, all materials ordered by Contractor or any of its Subcontractors which are delivered to the Site shall be the responsibility of Contractor, who shall provide for the care, protection, and security for such materials, and shall bear the risk of loss with respect to such materials, until they are incorporated into the Work.

11.A CONTRACTOR'S INSURANCE. GC PARA 11.1 and PARA 11.2 are deleted and replaced by the following:

11.1 Contractor's Liability Insurance.

Contractor shall at his expense, procure and maintain insurance on all of his operations, in insurance companies with a Best's Insurance Rating of A- (VII) or better or otherwise acceptable to Owner, as follows:

(a) Workers' Compensation and Employers Liability Insurance. Workers' Compensation insurance shall be provided as required by any applicable law or regulation. Employers Liability insurance shall be provided in amounts not less than $1,000,000 each accident for bodily injury by accident, $1,000,000 policy limit for bodily injury by disease and $1,000,000 each employee for bodily injury by disease.

    If there is an exposure of injury to Contractor's employees under the U.S. Longshoremen's and Harbor Workers' Compensation Act, the Jones Act or under laws, regulations or statutes applicable to maritime employees, coverage shall be included for such injuries or claims.

(b) General Liability Insurance. Contractor shall carry Commercial General Liability insurance covering all operations by or on behalf of Contractor providing insurance for bodily injury liability and property damage liability for the limits of liability indicated below for:

       (1)  premises and operations;
       (2)  products and completed operations;
       (3) contractual liability insuring the obligations assumed by Contractor in this Agreement;
       (4)  broad form property damage (including completed operations);
       (5)  explosion, collapse and underground hazards; and
       (6) personal injury liability (with deletion of the exclusion for liability assumed under contract).

       The limits of liability shall not be less than:

         $1,000,000 each occurrence (combined single
            limit for bodily injury and property damage)
         $1,000,000 for personal injury liability $2,000,000 aggregate for products completed operations
         $2,000,000 general aggregate

    The "general aggregate" limit shall apply separately to Contractor's work under the Contract. Contractor shall not obtain a claims made policy without the express prior written consent of Owner.

    Owner, its officers, directors and employees and Landlord shall be named as additional insureds. The policy shall be endorsed to stipulate that the insurance afforded the additional insureds shall apply as primary insurance and that any other insurance maintained by Owner or Landlord shall be excess only and shall not be called upon to contribute with this insurance.

    Coverage for Owner, its officers, directors and employees and Landlord as additional insureds shall be provided by a policy provision or by an endorsement providing coverage at least as broad as Additional Insured (Form B) endorsement form CG 2010 as published by the Insurance Services Office (ISO).

    Contractor shall continue to maintain liability insurance for the products-completed operations hazard for three years following completion of and acceptance of the Work by Owner. Contractor shall furnish Certificates of Insurance annually to Owner at the beginning of each of these subsequent three years as evidence of this required insurance.

(c) Automobile Liability Insurance. (Bodily Injury and Property Damage Liability) including coverage for all owned, hired and non-owned automobiles. The limits of liability shall not be less than $1,000,000 combined single limit for each accident.

(d) Umbrella Liability and/or Excess Liability Insurance. Contractor shall carry Umbrella Liability and/or Excess Liability Insurance for not less than the following limits in excess of the limits provided by Contractor's Commercial General Liability and Auto Liability policies:

    $5,000,000  each occurrence (combined single limit for bodily injury and property damage)
    $5,000,000  aggregate for products-completed operations
    $5,000,000  general aggregate

The "general aggregate" limit shall apply separately to Contractor's work under this Contract.

Owner, its officers, directors, and employees shall be additional insureds under Contractor's Umbrella Liability or Excess Liability policy and the policy shall provide that the insurance afforded such additional insureds shall apply as primary insurance and that any other insurance maintained by Owner will be excess only and will not contribute with this insurance.

(e) The limits of liability required by this Section 11.1 may be satisfied by a combination of limits provided by the primary Commercial General Liability and Auto Liability policies plus limits provided by Umbrella or Excess Liability policies.

(f) Certificates of Insurance shall be furnished by Contractor to Owner before any Work is commenced hereunder by Contractor. The Certificate of Insurance shall provide that there will be no cancellation or non-renewal of coverage without thirty (30) days prior written notice to Owner.

    The Certificate or Insurance furnished as evidence of Commercial General Liability insurance carried by Contractor shall include a copy of the policy provision or the additional insured endorsement adding Owner as additional insured and providing that such insurance applies as primary insurance and will not call upon other insurance maintained by Owner for contribution.

(g) If Contractor does not comply with the insurance requirements of this paragraph 11.1, Owner may, at his option, provide insurance coverage to protect Owner and Contractor and charge Contractor for the cost of that insurance. The required insurance shall be subject to the approval of Owner, but any acceptance of insurance certificates by Owner shall not limit or relieve Contractor of the duties and responsibilities assumed by it under this Contract.

(h) Subcontractors Insurance. Contractor shall require that each of its subcontractors obtain and maintain at all times during the period Subcontractor is performing Work for Contractor the insurance described on the attached sample insurance certificate.

11.C.1 OWNER'S INSURANCE. GC PARA 11.4.1.2, 11.4.3, 11.4.4, 11.4.6, 11.4.9
(first two sentences only), and 11.4.10 (the words "unless one of..." and following to end of paragraph only) are deleted. The words "as fiduciary" are deleted wherever they appear in GC PARA 1.4 and the remainder of GC PARA 11.4 is supplemented as follows: Owner's insurance (i) shall be placed promptly in the names of the Owner and at the Owner's option, any other person(s) whom the Owner deems to have an insurable interest in the Owner's real property and/or the Work, or any part thereof, and (ii) shall be payable as the respective interests of said named insureds may appear. The policy shall be retained and held by Owner and shall not insure against loss, damage, or destruction of any tools, supplies, equipment or temporary structures located in, on or about the Owner's real property, which are the property of Contractor, or any Subcontractor, Supplier, or person directly or indirectly employed by or under contract with Contractor or its Subcontractors and Suppliers. A copy of any policy (or certificate thereof) required of Owner by the Contract Documents shall be delivered to Contractor upon demand.

11.C.2 ADJUSTMENTS UPON DAMAGE AND DESTRUCTION. If the Work is damaged or destroyed prior to the recordation of a Notice of Completion, then, at its election, Owner may either (a) terminate this Contract in accordance with
Section 2.B.3, or (b) issue a Change Order, complying with Section 7.A, providing for restoration of the damaged Work, in which case the Guaranteed Maximum Price and Contract Time shall be appropriately adjusted based on the extent of such damage and the efforts that will be required to complete the restoration.

12.A UNCOVERING WORK. GC PARA 12.1 is modified as follows: Contractor shall give Architect and Owner at least twenty-four (24) hours advance notice if uninspected Work will be covered by other Work. Contractor shall pay for the cost of uncovering any Work for Architect's inspection if Contractor failed to give such notice, regardless of whether or not the inspected Work conforms to the Contract Documents.

12.A.1 After Substantial Completion. GC 12.2.2.1 (the third sentence only) is deleted.

12.B CORRECTION OF WORK. GC PARA 12.2.4 is supplemented as follows: all Work not conforming to the Contractor Documents, including without limitation substitutions not properly approved and authorized shall be considered defective. In addition to its other rights and remedies at law or in equity or under the Contract Documents, Owner may correct any non-conforming Work (i) which Contractor does not undertake to correct within five (5) days following written notice from Owner or Architect to Contractor of the need for such correction or which Contractor fails to continue to correct thereafter with due diligence, or (ii) without notice, in the case of an emergency. Contractor shall repair any consequential damage to Owner's property caused by any Work furnished by Contractor, which does not conform to the Specifications or the Contract Documents.

13.A GOVERNING LAW; INTERPRETATION. GC PARA 13.1.1 is supplemented as follows. The invalidity of any provision of the Contract Documents (other than the amount of the Contract Sum) shall not impair or affect in any manner whatsoever the validity or enforceability of any other provision of the Contract Documents.

13.B SUCCESSORS AND ASSIGNS. GC PARA 13.2.1 (second and third sentences only) are deleted. Without Contractor's consent, Owner and any permitted assignee or successor to Owner hereunder shall have the right to assign the Contract Documents, or any interest therein, to (i) any lender to Owner, (ii) the owner of the fee interest in the Project or (iii) any corporation, partnership or other person which is under common control with Owner or which is controlled by Owner. At its discretion, but only with Contractor's consent (which consent shall not be unreasonably withheld or delayed), Owner and any permitted assignee or successor to Owner, shall have the right to assign the Contract Documents, or any interest therein, to any other successor owner of the Site. Contractor shall execute an acknowledgment of any assignment by Owner in a form reasonably requested by Owner. Owner is relying upon the professional standing and ability of Contractor in the performance of the Work. Consequently, Contractor shall have no right to assign the Contract Documents, sublet them as a whole, or assign any monies due or to become due to Contractor under the Contract Documents, without the prior written consent of Owner, which consent may be withheld in Owner's sole discretion.

13.C COMMENCEMENT OF STATUTORY LIMITATION PERIOD. GC 13.7.1 is deleted.

14.A TERMINATION BY CONTRACTOR. GC PARA l4.1.1, 14.1.2, and 14.1.3 are deleted. Contractor may suspend the Work (i) if Owner fails to pay or to object to an approved Application for Payment for a period of thirty (30) days after notice of delinquency is received by Owner, (ii) pursuant to an order of any court or other public authority having jurisdiction, or (iii) as a result of an act of government, such as a declaration of a national emergency making Materials unavailable. If the Work is properly suspended for a period of thirty (30) days or more by Contractor, then Contractor shall also have the right to terminate the Contract and recover from Owner payment for all Work completed and in place as of the date of the termination, plus, if the suspension is caused by Owner's failure to make payments when it was obligated to do so by the Contract Documents, Contractor also may recover from Owner any amounts recoverable at Law on account of Owner's breach, including reasonable profit and damages.

14.B DEFAULT BY CONTRACTOR. GC PARA 14.2 and 14.4 are deleted and the following provision shall apply:

14.B.1 Events of Default. Any of the following events shall be deemed to be a material default by Contractor under the Contract Documents: (i) failure by Contractor to prosecute the Work diligently or properly without reasonable cause; or (ii) failure by Contractor to make prompt payment of amounts due to any Subcontractor or other Supplier of Material or labor to the Work; or (iii) failure by Contractor to comply with any applicable Law; or (iv) failure by Contractor to perform any other obligation or to comply with any term, provision or condition of the Contract Documents for a period of ten (10) days following receipt of written notice of such default from Owner; or (v) commencement and continuation for at least thirty (30) days of any case, action, or proceeding by, against, or concerning Contractor under any federal or state bankruptcy, insolvency, or other debtor's relief law, or concerning a financial reorganization and arrangement with any of Contractor's creditors; or (vi) voluntary or involuntary appointment of a receiver, trustee, or other person, which takes possession for more than thirty (30) days of substantially all of Contractor's assets or of any asset used in connection with the Work, regardless of whether such appointment is a result of insolvency or any other cause; or
(vii) execution by Contractor of an assignment for the benefit of its creditors covering any asset used in connection with the Work or substantially all of Contractor's assets available by law for the satisfaction of judgments; or
(viii) levy of a writ of attachment or execution on any of Contractor's equipment, tools, machinery, or its interest in the Contract Documents, if such writ continues for a period of ten (10) days; or (ix) a default by Contractor under any other contract between Contractor and Owner; or (x) repeated failure by Contractor to perform its obligations under the Contract Documents in a timely or satisfactory fashion, which materially interferes with Owner's schedule for completion of the Work.

14.B.2 Owner's Remedies on Account of Contractor's Default. Upon the occurrence of an event of material default by Contractor, at Owner's sole election, Owner shall have the right to pursue any and all remedies it may have at law or in equity, including (i) the right to keep the Contract in effect and sue Contractor for all damages caused by the default, (ii) the right to cure any such default and recover the cost thereof from Contractor along with any damages caused thereby, and/or (iii) the right to terminate this Contract, in whole or in part. If Owner elects to terminate this Contract, it shall have the right to pursue any or all of the following: (i) Owner may engage others to complete Contractor's performance at Contractor's expense; (ii) Owner may recover from Contractor upon demand payment of the difference between the unpaid balance of the Contract Sum and the estimated reasonable value of the cost to complete Contractor's performance; (iii) following completion of the Work, Owner may recover from Contractor the difference between the unpaid balance of the Contract Sum and all costs and expenses incurred by Owner to complete the Work (including interest on Owner's expenditures from the date the costs and expenses incurred by Owner exceed the unpaid balance of the Contract Sum until repayment by Contractor, at the interest rate described in GC PARA 13.6.1; and (iv) Owner may recover from Contractor all damages, costs, expenses, attorneys' fees, experts' fees, court costs, and lost profits, of any kind and nature, directly or indirectly related to the default. Notwithstanding the foregoing, if Contractor fails to perform its obligations under the Contract Documents or if a material event of default as defined above should otherwise create an emergency effecting the safety of persons or property, then without the need for any notice or the allowance of any cure period whatsoever, Owner may take such action as it in good faith deems appropriate to eliminate the risk of harm, and upon demand Contractor shall reimburse Owner for the costs and expenses so incurred by Owner with interest thereon at the interest rate stipulated in the Contract Documents for past due payments from the date of the expenditure until repaid..

14.B.3 Owner's Election to Terminate. In addition to Owner's right to terminate on account of Contractor's default, Owner may terminate the Contract and the Work, in whole or in part, by written notice to Contractor at any time, for any reason or no reason. If Owner so elects to terminate the Contract, and Contractor is not then in default under the Contract, Owner shall pay to Contractor the unpaid Cost of the Work, earned, due and payable to Contractor as of the termination date with respect to the Work that has been completed and the Contractor's Fee shall be equitably reduced to reflect the amount of Work that will not be performed. Contractor hereby waives all claims for damages and loss of anticipated profits on account of Owner's termination of the Contract (other than Contractor's right to an adjusted Contractor's Fee as described above); and, as the sole right or remedy of Contractor on account of such termination, Contractor shall receive the amounts payable to Contractor under the Contract.

14.B.4 Contractor's Obligations Upon Any Termination. Upon receipt of any termination notice under the Contract Documents (whether due to Contractor's default or otherwise), unless the notice directs otherwise, Contractor shall (i) immediately discontinue the Work and, to the extent specified in the notice, place no further orders or subcontracts for Materials or labor (except as may be necessary for completion of such portions of the Work as are not discontinued);
(ii) promptly make every reasonable effort to procure cancellation, upon terms satisfactory to Owner, of all orders and subcontracts to the extent they relate to the performance of the discontinued portion of the Work; and (iii) thereafter do only such Work as may be necessary to preserve and protect Work already in progress and to protect materials on the Site or in transit thereto. Upon partial termination of the Work, the obligations of Contractor shall continue as to the portions of the Work performed and the obligations assumed by Contractor prior to the date of termination.

14.B.5 Contractor's Obligations Following Termination Based on Contractor's Default. If Owner terminates this Contract on account of Contractor's default, in addition to its obligations under Section 14.B.4 above, Contractor shall promptly and peaceably vacate the Site and at Owner's election, Owner may, (i) take possession of the Site and of all Materials, equipment, tools, construction equipment and machinery thereon owned by Contractor and Owner may finish the Work by whatever method it may deem expedient, or (ii) cease construction and require Contractor to promptly remove from the Site at Contractor's expense all Materials, equipment, tools, and construction equipment owned by Contractor. Owner shall pay to Contractor fair compensation (at the election of Owner either by purchase at fair market value or by rental at the prevailing rate of the locale) for any equipment owned by Contractor and used by Owner during the completion of the Work. Upon demand, (i) Contractor shall assign and deliver to Owner all drawings, specifications, subcontracts, documents, tangible and intangible property, and contractual rights as Owner may demand for the purpose of completing the Work, and (ii) Contractor shall execute and deliver to Owner such written documentation as Owner may request for the purpose of evidencing the vesting in Owner of the rights and benefits of Contractor with respect to the documents and rights so delivered and assigned.

14.B.6 Further Payments to Contractor. If Owner terminates the Contract as provided in the Contract Documents on account of Contractor's default and elects to complete the Work, Contractor shall not be entitled to receive any further payments under this Contract until said Work is fully completed. Upon completion of the Work, if the expenses reasonably incurred by Owner in completing the Work (including, without limitation, payments made by Owner to any party supplying labor, Materials, equipment, services and the like for the Work and cost incurred by Owner for managerial, administrative, or supervisorial services) plus the amounts previously paid by Owner to Contractor exceeds the Contract Sum, Contractor shall pay Owner upon demand the amount of such excess, plus interest thereon at the rate specified in GC PARA 13.6.1. In all other cases of termination for Contractor's default, Owner's liability to Contractor shall be limited to reimbursement to Contractor of the unpaid Contract Sum earned, due and payable to Contractor as of the date of the termination, less (i) any amounts owing to Owner by Contractor under the terms of the Contract Documents, and (ii) all costs, expenses, damages, attorneys' fees, experts' fees, court costs, and lost profits incurred by Owner as a consequence of Contractor's default.

15.A MISCELLANEOUS PROVISIONS. GC PARA 15.1 and 15.2 are deleted.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum intending to be bound thereby.

CONTRACTOR                                  OWNER

----------------------------------------    ------------------------------------

By:                                         By:
    ------------------------------------       ---------------------------------

Printed Name:                               Printed Name:
              --------------------------                  ----------------------

Title:                                      Title:
       ---------------------------------          ------------------------------

                                    EXHIBIT D

                               TO LEASE AGREEMENT

                              RULES AND REGULATIONS

1. Any directory provided by Landlord for the Building will be for the display of the name and location of tenants and subtenants of the Building, and Landlord reserves the right to exclude any other names from inclusion in any such directory.

2. Tenant shall not place any new or additional locks on any exterior doors of the Premises or re-key any existing locks on exterior doors without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

3. Landlord reserves the right to exclude or expel from the common areas any person who, in the sole judgment of Landlord, is intoxicated, under the influence of drugs or who shall in any manner violate any of these Rules and Regulations.

4. Tenant shall not do or permit to be done within the Premises, the building or parking loading or other adjoining common areas, anything, which would unreasonably annoy or interfere with the rights of other tenants of the Building.

5. Tenant shall not permit its employees or invitees to loiter in or about the common areas or obstruct any of the parking, truck maneuvering or other common areas, or to place, empty or throw away rubbish, litter, trash or material of any nature upon any common areas.

6. No storage of materials, equipment or property of any kind is permitted outside the Premises unless otherwise approved in writing by Landlord and any such property may be removed by Landlord at Tenant's risk and expense.

7. Tenant shall not make or permit any use of the Premises which in the reasonable judgment of Landlord, may be unreasonably dangerous to persons or property; permit any noise, odor or vibrations to emit from the Premises which are unreasonably objectionable to Landlord or other occupants of the Building; or to create, maintain or permit a nuisance or any violation of any regulation of any governmental agency thereon.

8. Tenant shall not commit or permit to be committed any waste, damage or injury to the Premises, the Building or parking, loading and other common areas adjoining and shall promptly notify Landlord in writing of such waste, damage or injury by Tenant and repair the same at its expense.

9. Tenant understands that any equipment required for maintenance of the Premises is Tenant's responsibility and that Landlord has no equipment available for Tenant's use therefore (e.g. ladders or lifts for re-lamping, etc.).

10. Tenant shall use the Premises and shall operate its equipment on the Premises in a safe and prudent manner, and any damage or cracks occurring in the floor of the Premises caused by Tenant shall be promptly brought to the attention of Landlord by written notice and repaired by Tenant at its expense.

11.  Tenant shall not at any time display a "For Rent" sign upon the Premises.

12. Tenant shall be responsible for keeping a copy of the Lease and Landlord's current rules and regulations upon the Premises.

13. Tenant agrees to cause its employees to park only in such designated areas as may be designated by Landlord from time to time for employee parking and shall abide by any rules or regulations concerning parking promulgated by Landlord, or Landlord's agent, from time to time.

Office Lease Agreement-NNN

                                       D-l

14. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective and economical use of utilities services as may be provided to the Building by Landlord.

15. Tenant shall keep Landlord advised of current telephone numbers of Tenant's employees who may be contacted in an emergency, i.e., fire, break-in, vandalism, etc. If Landlord shall deem it necessary, in its sole judgment, to respond to such emergency in Tenant's behalf, Tenant shall pay all costs incurred for services ordered by Landlord to secure or otherwise protect the Premises and the contents thereof, including a reasonable premium charge for any time spent by Landlord's employees in responding to such emergency.

16. Tenant shall not smoke, and shall cause its employees, contractors, agents and invitees to refrain from smoking, in the Building except in such areas as may be designated as smoking areas by Landlord, if any. In the event that Tenant desires to allow smoking in its Premises and such smoking is permitted under applicable laws, then Tenant, at Tenant's sole expense and subject to the requirements of Section 9 (Improvements And Alterations By Tenant), shall first take such action as may be necessary to have a smoke exhaust system installed in the Premises that is reasonably acceptable to Landlord.

17. No pets or other animals are permitted on the Property, including the Premises, at any time except: (i) dogs which are present on the Property or Premises in their capacity of providing assistance to a disabled person; and (ii) laboratory animals of tenants leasing laboratory space and pursuant to terms agreed upon by Landlord in writing prior to such animals being brought onto the Property.

18. Subject to the terms and conditions of this Lease, any cost incurred for direct services provided to Tenant beyond Normal Business Hours at Tenant's request, shall be reimbursable to Landlord or Landlord's Management Agent. Such direct costs to include after-hours labor charge for "on-call" assistance as may be requested by Tenant or Tenant's employees. A minimum three (3) hour charge shall be assessed per Tenant request.

19. Landlord shall not unlock the Premises door for any person known or unknown as an employee of Tenant without a waiver in writing by Tenant indemnifying Landlord to do so and under what conditions. Tenant acknowledges that in the event Landlord or Building security responds to a request for someone to go to the Property to unlock a door, a minimum Two Hundred Fifty Dollars ($250.00) will be charged if Landlord's employees unlock the door, and Seventy-five Dollars ($75.00) if Building security responds to the request.

Office Lease Agreement-NNN

                                    EXHIBIT E
                                       TO
                                 LEASE AGREEMENT

                           [LOGO OF SABEY CORPORATION]

                           TENANT CONSTRUCTION MANUAL

                                       FOR

                               ELLIOTT PARK NORTH

                                SABEY CORPORATION

                        TENANT CONSTRUCTION MANUAL (TCM)

                                    CONTENTS

I.        INTRODUCTION.........................................................3
          A. LANDLORD CONTACTS

II.       DESIGN CRITERIA......................................................4
          A. DRAWINGS
          B. SALVAGE
          C. SIGNAGE
          D. SCREEN WALLS
          E. LANDSCAPING MITIGATION
          F. DUCT PENETRATIONS
          G. CODE COMPLIANCE
          H. AIR QUALITY
          I. SYSTEM COMPATIBILITY
          J. TRENCHING
          K. EQUIPMENT-MECHANICAL, ELECTRICAL, ETC.
          L. ELECTRICAL/COMMUNICATION
          M. HVAC
          N. FIRE PROTECTION
          O. OCCUPANCY SIGNS
          P. EXIT SIGNS
          Q. DOORS
          R. INTERIOR FINISHES
          S. PHONE/DATA INSTALLATION AND RESPONSIBILITIES
          T. FUEL STORAGE TANKS DESIGN & MAINTENANCE
          U. MISCELLANEOUS PROVISIONS

III.      LANDLORD'S REVIEW....................................................7
          A. LANDLORD'S SUBMITTAL AND APPROVAL PROCESS

IV.       APPROVAL TO PROCEED..................................................9

V.        PRE-CONSTRUCTION REQUIREMENTS........................................9
          A. PRE-CONSTRUCTION MEETING
          B. EMERGENCY RESPONSE PLAN
          C. CONTRACTOR SITE LAYOUT PLAN
          D. CONTRACTOR LIST
          E. PRE-CONSTRUCTION INSPECTION
          F. SPACE ACCEPTANCE
          G. CONSTRUCTION UTILITIES CHARGE

 VI.      CONSTRUCTION........................................................10
          A. STOP WORK
          B. CONSTRUCTION OBSERVATION
          C. SUPERVISION
          D. ABNORMAL CONDITIONS/FUMES
          E. SYSTEM SHUTDOWNS
          F. FIRE PROTECTION
          G. CONSTRUCTION MEETINGS
          H. CONFLICTS
          I. MATERIALS

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                                SABEY CORPORATION

                        TENANT CONSTRUCTION MANUAL (TCM)

                                    CONTENTS

          J. WELDING/HOT WORK
          K. ON-SITE DRAWINGS
          L. LANDLORD'S REQUIRED CONTRACTORS
          M. ON-SITE PARKING
          N. INSURANCE
          O. MISCELANEOUS PROVISIONS

VII.      HOUSEKEEPING AND MATERIAL HANDLING..................................13
          A. CONSTRUCTION WASTE
          B. MOVEMENT OF MATERIALS
          C. FLOOR AND WALL PROTECTION
          D. DAILY CLEANING
          E. CONSTRUCTION PRE-FILTERS
          F. DUST BARRIERS
          G. HAZARDOUS MATERIALS
          H. EQUIPMENT UPKEEP
          I. SPOILS
          J. WASH OUT AREA

VIII.     TENANT'S CONSTRUCTION DRAWINGS/AS-BUILTS............................14

IX.       INSPECTIONS.........................................................15
          A. INSPECTION BY GOVERNING AGENCIES
          B. CERTIFICATE OF OCCUPANCY

X.        PUNCHLIST/OBSERVATIONS BY LANDLORD..................................15

XI.       LANDLORD'S FINAL ACCEPTANCE.........................................16

XII.      GOOD FAITH INSPECTION FOR ASBESTOS..................................16

XIII.     CHECKLISTS/FORMS....................................................17
          A. PRE-CONSTRUCTION MEETING CHECKLIST
          B. PRELIMINARY SUBMITTAL FORM
          C. FINAL SUBMITTAL FORM
          D. SWORN STATEMENT AND INDEMNITY FORM
          E. FINAL LIEN RELEASE FORM
          F. REQUIRED INSURANCE COVERAGE CHECKLIST

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I.      INTRODUCTION

To our Tenants at ELLIOTT PARK NORTH:

Welcome! This Tenant Construction Manual (TCM) provides the Tenant an outline for establishing the general rules, guidelines and conditions of work within and about the Premises. The Tenant must also provide a current copy of this manual to their Contractors, Architect, Engineer(s) and Designers prior to any improvements or alterations.

In the instance that this TCM is an exhibit to the Lease, the Lease will take precedence if there are conflicts between these documents.

The general rules and conditions in this manual are to be used as a guideline and may be subject to change at the discretion of the Landlord. Additional copies of this TCM may be obtained from the Construction Coordination Manager at a cost of $25.00 each. Prior to construction, it is the Tenant's responsibility to ensure that this TCM is the most current TCM at the time of construction. An updated copy of the TCM may be requested from the Landlord's Representative at no charge.

The Construction Coordination Manager is the Landlord's Representative and contact regarding Landlord's design requirements, submittals, and construction issues.

The Tenant, at least fourteen (14) days prior to construction commencement, must provide Landlord with Submittal Documents, per section III of this TCM, for approval.

The following contacts are provided to assist with the construction phase:

OWNER
ELLIOTT PARK LLC
c/o John Sabey
Sabey Corporation
12201 Tukwila International Blvd.
Fourth Floor
Seattle, WA 98168-5121
P 206.281.8700
F 206.282.9951

LANDLORD REPRESENTATIVE
Sabey Corporation
Theresa Yee, AIC, CPC
Construction Coordination Manager
12201 Tukwila International Blvd.
Fourth Floor
Seattle, WA 98168-5121
P 206.281.8700
F 206.281.0920

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II.     DESIGN CRITERIA
        A.      DRAWINGS
                Prior to design, Tenant shall request the Landlord's most current CADD Master Background Compact Disk (CD) for the Premises. Tenant's design shall be incorporated into this Master Background. This Master Background shall also be used for as-builts of existing and constructed conditions, as required per Section VIII-Tenant's Construction Drawings/As-Builts. A copy of the as-builts in the CADD format (as originally received in the Landlord's Master Background) shall be returned to Landlord at project completion.

        B.      SALVAGE
                Landlord reserves the right to salvage removed equipment and materials not previously designated and approved for use in the new construction. Tenant's Contractor is to coordinate with Landlord for a 'Salvage Walk-Thru' to designate materials to be salvaged. Salvageable materials may include but are not limited to: casework, carpet, doors, relites, frames, power panels and switch gear, light fixtures and HVAC equipment, grilles and registers. These materials and/or equipment will be removed by Tenant's Contractor in such a manner as to avoid damage or loss of parts or components, and will be moved to a location as directed by Landlord's Representative. All material not salvaged or reused is to be removed and disposed of off-site in a lawful manner by Tenant's Contractor.

        C.      SIGNAGE
                Tenant/Tenant's Contractor must submit for Landlord's approval all sign posting plans prior to placement of signs in or about the property. Some posting examples include:
                    .  Contractors Company Name/Job Sign
                    .  Reserved Parking
                    .  Restricted Area
                    .  No Smoking

        D.      SCREEN WALLS
                Tenant/Tenant's Contractor must obtain Landlord's approval for all equipment yards, storage yards, and roof top equipment and like areas, that would service Tenant's Premises. The Landlord reserves the right to request screen fencing or walls that meet the Landlord's Building standards for such areas, at Tenant's expense.

        E.      LANDSCAPING MITIGATION
                Any Landscaping areas being removed by Tenant or Tenant's Contractor shall be replaced per Landlord's Standard Landscape Replacement Ratios. Tenant or Tenant's Contractor shall be responsible for providing and installing an approved irrigation system within Tenant's landscape area or a location approved by the Landlord.

        F.      DUCT PENETRATIONS
                Tenant's Contractor must ensure all ducts penetrating rated walls, ceilings or shafts have fire dampers with a rating equal to the wall or ceiling being penetrated. All penetrations, including previously abandoned penetrations, will be fire sealed and caulked. When required to be tied into the Building Fire Panel, the Landlord's Fire Control contractor shall be used for the tie-in. Fire rated integrity of all rated walls, shafts and plenums must be maintained and preserved.

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        G.      CODE COMPLIANCE
                Tenant's Contractor must comply with all federal, state, and local codes and ordinances. These include ADA (Americans with Disabilities Act) Standards, seismic stability, electrical, mechanical, fire protection, etc. codes and ordinances.

        H.      AIR QUALITY
                Tenant's Contractor must ensure air qualities are tested and monitored for hazardous conditions within confined spaces and under slab. Tenant's Contractor must adhere to all federal and state regulations pertaining to work performed within confined spaces. Contractor is responsible to ensure that the air quality is maintained in all areas adjacent to their work area or those areas served by the common HVAC system.

        I.      SYSTEMS COMPATIBILITY
                Tenant's Contractor must ensure all work, equipment, methods, controls, etc. are compatible with and integrated into the existing Building equipment, systems and controls. Any required modification to building systems will be done by Landlord's Required Contractor at Tenant's expense. Also see section VI -Construction, Subsection L, regarding Landlord's Required Contractors.

        J.      TRENCHING
                1.      Interior Trenching
                        All interior trenching shall be restored to equal or exceed the original Building specifications and finishes. All work shall be approved and inspected by the Landlord's engineer(s) at Tenant's expense.

                2.      Exterior Trenching
                        All exterior trenching shall be cut based on the best practices of the industry. Backfilling of trenching shall be in accordance with the recommendations of the Landlord's engineer(s) at Tenant's expense. At the minimum, trenching shall be restored to equal or exceed the original specifications and finishes.

                3.      Dewatering
                        In trenches where dewatering is required or soils exceed the optimum moisture levels, the Landlord's engineer(s) shall review these trenches. At Tenant's expense, the engineer(s) will make recommendations and supervise the backfilling activity.

                4. No reclaimed materials shall be allowed as backfill material.

        K.      EQUIPMENT -Mechanical, Electrical, Etc.
                1. All installed electrical equipment, including concealed equipment, within the building and Tenant's Premises, must be labeled indicating the power source.
                2. All roof top equipment must be labeled with Tenant's name and power source. Also label the pipes, conduits, wires, etc that feed the equipment.
                3. Tenant's Contractor must label all mechanical and electrical components (concealed above ceiling) with the appropriate colored 3/4" dots on the ceiling grid. The color coding system is as follows:

                        HVAC UNITS/EXHAUST................BLUE
                        HVAC CONTROLS.....................ORANGE

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                        WATER (SHUTOFF)...................GREEN
                        GAS...............................YELLOW
                        FIRE SYSTEM.......................RED

                4. If Tenant use exceeds the system capacity (electrical panel or fire system panel, for example) or its pro rata share, Tenant shall pay for an upgrade to that system.

        L.      ELECTRICAL/COMMUNICATION
                1. Tenant's Contractor must label all circuits at power panels and on receptacle cover plates. Use 12 point or 1/8" black letters mechanically printed on clear tape.
                2. All electrical wires, data cable, telephone cable, conduits, etc. not in use/abandoned must be pulled back to the electrical panel or power source. Improvements or alterations to any Premises, which contain abandoned wires, must have provisions to remove the previously abandoned wire.
                3. Electrical panel schedules must be updated any time additional loads or additional breakers are added.

        M.      HVAC
                Tenant's Contractor is required to update all existing HVAC controls which are compatible to the Building. Also see section K-Equipment.

        N.      FIRE PROTECTION
                Tenant's Contractor must modify existing fire protection systems to suit Building, including installation of strobes and other ADA compliant devices. Testing of any audible devices must be scheduled in advance with the Landlord AND local fire department. Also see section K-Equipment.

                Sprinkler control valves must be locked in the open position.

                Drain for the fire sprinkler test drain valve shall be such that it is tied into the storm or sanitary drain system as required by local code. A provision shall be made for the area immediately surrounding the test drain valve outlet site.

                All Post Indicator Valves (PIV's) must be monitored and secured open with a padlock. During construction, the PIV's must be kept in the open position. If this system needs to be shut for repair, modification, and/or construction, the Landlord AND local fire department must be notified at least 48 hours in advance.

        O.      OCCUPANCY SIGNS
                Tenant's Contractor shall provide occupancy signs conforming to applicable codes and requirements.

        P.      EXIT SIGNS
                Tenant's Contractor shall install exit signs in the type, number and location as shown on the Construction Documents, or as otherwise required by the governing agencies.

        Q.      DOORS
                Tenant's Contractor shall ensure all new exit door hardware allows doors to be opened from the inside without key, any special knowledge, and meets ADA requirements. If the

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                Tenant's Premises contain building equipment which requires
                Landlord's 24 hours access, the keying must be coordinated with Landlord.

        R.      INTERIOR FINISHES
                All interior finishes shall comply with the most current edition of the "Uniformed Building Code."

        S.      PHONE/DATA INSTALLATION AND RESPONSIBILITIES
                Providing phone and data services to Tenant's Premises is Tenant's direct responsibility. The Landlord will assist Tenant in coordinating the process. Tenant shall provide the Landlord, for its approval, any and all plans that may have an effect on the site or any other areas outside of Tenant's Premises. In some cases the Landlord may have installed conduits during the site construction phase, in anticipation of future tenant use. These conduits may be made available for Tenant's use upon request or be used at Landlord's request. Use of Landlord's conduits shall be subject to a user fee and shall be assessed on an individual basis.

        T.      FUEL STORAGE TANKS DESIGN & MAINTENANCE
                All Underground Storage Tanks (UST) and Aboveground Storage Tanks (AST) shall meet or exceed Landlord, Federal, State and Local regulations and requirements. There may be a Landlord or jurisdictional limit on AST capacity for the site; check with Landlord's Representative prior to design.

        U.      MISCELLEANOUS PROVISIONS
                Also review section 'VI -Construction'. Construction requirements should be noted on the Construction Documents.

III.    LANDLORD'S REVIEW
        A.      LANDLORD'S SUBMITTAL AND APPROVAL PROCESS
                Together with this Tenant Construction Manual (TCM), and Landlord's electronic copy of the 'Premises'. This comprises the "Tenant Package". Tenant shall carefully review this package and Tenant's Premise location as indicated on these drawings against the Lease Documents before starting any design or layout drawings.

                It is Tenant's responsibility to bring any conflicts to the Landlord Representative's attention before beginning any design work. It is the Tenant's responsibility to verify that building systems are adequate to sustain their design. Approval by Landlord's Representative does not amend the Lease nor does it warrant that the design is sustainable by the building. All aspects of the improvements/work shall be submitted for Landlord approval.

                The Landlord's Representative must review and approve Final Construction Documents prepared by Tenant's architect and/or engineer(s). These Final Construction Documents must be submitted with the 'Final Submittal Form' (page 20).

                "A Preliminary Construction Document review by the Landlord is highly recommended." The Preliminary Construction Documents must be accompanied with the Preliminary Submittal Form (page 18).

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                The approval process is outlined below. All submittals shall be sent to the Landlord's Representative, Attention: Construction Coordination Manager. All reviews are at Tenant's expense. A complete review package will cut down on review time.

        1.      SUBMITTAL DOCUMENTS
                a. Tenant shall submit two (2) sets of complete Construction Drawing and Specification Documents for Landlord's review and approval. The Specification Documents shall include all data for installed materials. These Drawings and Specifications comprise the Submittal Documents.
                b. The Construction Drawings must clearly indicate quantity, sizes, and locations of all core drilling or sawcutting to the existing surfaces.
                c. The Submittal Documents must be submitted with the Final Submittal Form (found on page 20) completed and signed:
                d.      Landlord shall review Tenant's submittals and return one
                        (1) set of prints with Landlord's stamp and comments, indicating approval, or requesting additional information.
                        1. Landlord's review will include review for coordination and building design and general compliance with this TCM. Approval of submittal shall not alleviate Tenant's responsibility to comply fully with the requirements of this TCM.
                        2. Approval of Tenant's drawings and Specifications only acknowledges conformity of it to the aesthetic design objectives and criteria of the Landlord. This approval in no way signifies that Tenant's plans comply with any ordinances, codes, laws, rules or regulations applicable to Tenant's permitted uses; nor does such approval connote any professional assessment of the quality, durability or safety of Tenant's design or of the materials to be used in construction of Tenant's leasehold improvements.
                        3. Tenant shall coordinate all fire protection requirements with Landlord.
                        4. Allow a minimum of fourteen (14) days for submittal review.
                e. If required as a result of the Landlord's review, Tenant shall resubmit their Submittal Documents with any additional or corrected information required by Landlord within twenty (20) days after Landlord's initial response, for Landlord's re-review. Allow fourteen (14) days for re-submittal review.
                f. It is highly recommended, though not required, that Preliminary Submittal Documents (30% & 60% Design, etc.) be submitted for Landlord's review (refer to page 18).

                A complete Submittal Document package should include all drawings for all scopes of work and specification for all installed materials and equipment, etc. If the Submittal package is incomplete, it will NOT be reviewed. If the Submittal is NOT in compliance with the TCM or has inadequate information, it may be returned for "Revise and Resubmit." Returned Documents must be corrected and resubmitted to Landlord for approval. Submittals with minor deficiencies, but otherwise in compliance will be marked "Furnish As Corrected, Provide As Noted." Landlord, if exceptions are taken, will indicate approval to proceed on partial approved Documents in writing. All reviews are at Tenant's expense. Incomplete submittals require more review time. A complete review package will save time and money for everyone.

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        2.      LANDLORD'S APPROVAL
                All Documents submitted to Landlord will be stamped and a copy of the Documents will be returned to Tenant for appropriate action.

                Tenant's construction must be in accordance with the corrections and annotations on the approved Documents, if any. One (1) approved set of drawings and specifications must be kept in the construction area at all times during construction.

IV.     APPROVAL TO PROCEED
        Construction may commence ONLY when:
        A. A complete set of construction Submittal Documents has been stamped and signed as approved by the Landlord Representative.
        B. The required permits have been issued by the governing jurisdiction for all work requiring permit.
        C. All conditions have been met as outlined on the PRE-CONSTRUCTION MEETING CHECKLIST (page 17). Also see section 'V - Pre-Construction Requirements'.
        D. Tenant/Tenant's Contractor fully understands and agrees to abide by the content of this Tenant Construction Manual.
        E. Tenant has received a letter from the Landlord's Representative indicating approval to proceed with construction. If applicable, the Landlord's Review Fee has been paid.
        F. CHANGES TO APPROVED SCOPE: Any modifications, including change orders, substitutions, and all slab/wall saw cutting or core drilling not on approved plans, must receive Landlord's approval before proceeding. Such modifications shall be at Tenant's expense, and may include Inspection and Construction Costs, Design and/or Engineering, and Permits.

V.      PRE-CONSTRUCTION REQUIREMENTS
        A.      PRE-CONSTRUCTION MEETING
                At least ten (10) days prior to Tenant's commencement of construction, Tenant shall contact the Landlord's Representative to schedule a mandatory pre-construction meeting with Tenant's Representative and Tenant's Contractor(s). This meeting shall take place on-site. Please refer to the checklist located on page 17 of this manual, "PRE-CONSTRUCTION MEETING". This checklist must be filled out, or items provided as noted, in prior to the pre-construction meeting.

        B.      EMERGENCY RESPONSE PLAN
                Tenant's Contractor must submit for Landlord's approval, a site-specific safety plan. The site-specific safety plan is required prior to or at the pre-construction meeting and a copy must be kept on site during construction.

        C.      CONTRACTOR SITE LAYOUT PLAN
                Tenant/Tenant's Contractor shall submit to Landlord for approval, a plan indicating the proposed location and placement of construction support areas, i.e., job trailers, portable toilets, laydown zones, storage, etc., that encroach outside of Tenant's leased Premises. Any such areas granted shall be subject to rental fees, relocation and/or terminated at Landlord's request, at no expense to Landlord. Tenant/Tenant's Contractor shall maintain such areas in a clean, safe manner at all times and shall not allow activities to occur within said areas, other than agreed to activities. A preliminary plan for Landlord review is required prior to or at the pre-construction meeting.

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        D.      CONTRACTOR LIST
                Tenant's Contractor must provide Landlord with a subcontractor list with twenty-four (24)-hour emergency phone numbers and contact names prior to or at the pre-construction meeting. Landlord reserves the right to reasonably disapprove any or all subcontractors and suppliers.

        E.      PRE-CONSTRUCTION INSPECTION
                Tenant's Contractor must arrange a pre-construction inspection with Landlord to determine existing damage in common areas, and review options for material travel routes to and from Tenant's Premises. Landlord will document results and provide Tenant's Contractor with a pre-construction inspection report before construction starts.

        F.      SPACE ACCEPTANCE
                By occupying the designated space for construction, Tenant shall be deemed to have accepted the Premises "AS-IS", unless otherwise notified by Landlord in writing at the time of the pre-construction meeting. By occupying the Premises for construction, the Tenant acknowledges that Landlord has completed the work required of it pursuant to the Lease and has agreed that Landlord is not then in default in any of its obligations under the Lease.

        G.      CONSTRUCTION UTILITIES CHARGE
                It is agreed and understood that the utilities servicing the Premises may need to be separately metered as per the terms of the Lease. In the event the utilities are not separately metered and the cost of utilities, per the Lease, are to be a direct cost of Tenant's, an estimated per day charge will be assessed by the Landlord to Tenant during the build-out and construction phase or until such time as a permanent metering device is installed and transferred into Tenant's name. Furthermore, if Tenant has received Landlord's permission to occupy the Premises early to perform construction activity, an estimate for utilities may be assessed on a per day basis during this early occupancy period.

VI.     CONSTRUCTION
        A.      STOP WORK
                In the event Tenant's Contractor violates Landlord, city, state or federal standards or becomes involved in a labor dispute, Landlord, at its sole discretion, may order Contractor or sub-contractor to cease work immediately and to remove itself and its equipment from Landlord's properties within twenty-four
                (24) hours of its receipt of written notice from the Landlord.

        B.      CONSTRUCTION OBSERVATION
                Landlord reserves the right at any time to review Tenant's Contractor's construction status. Should Landlord observe a nonconformity to approved plans and specifications or provisions outlined in this Document, Landlord may request that construction be halt until the question of nonconformity has been resolved.

        C.      SUPERVISION
                Tenant's Contractor must provide a qualified on-site supervisor during all work activities.

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        D.      ABNORMAL CONDITIONS -FUMES
                Tenant's Contractor shall perform all work that creates excessive noise, vibration, noxious fumes (work involving adhesives-laminate, carpet, etc.), dust and odors, outside of normal Building operating hours (7am to 6pm weekdays). Such work shall be done in a manner which best eliminates interference with other tenants or Landlord. Landlord shall be given twenty-four (24) hours notice of such work and reserves the right to reschedule, decline or monitor, such work. Landlord may require that Building security sign-in/sign-out individuals working during this time. If additional security, fire watch, or Landlord supervision is required, it will be at Tenant's/Tenant's Contractor expense.

        E.      SYSTEM SHUTDOWNS
                Tenant/Tenant's Contractor shall arrange all required utilities and system shutdowns through the Landlord. A minimum twenty-four
                (24) hour advanced notice is required. Timing of these shutdowns shall be at Landlord's discretion and may require long-term planning. Shutdown set up and recharging costs shall be at Tenant's expense. Costs associated with life safety system shutdowns and recharging, at a cost per occurrence, shall also be at Tenant's expense.

        F.      FIRE PROTECTION
                The sprinkler system should be installed as soon as possible and be in service before introducing significant amounts of combustibles in the Premises. Tenant's Contractor shall use blanks or plugs as needed to keep at least part of the sprinkler system in service overnight.

                If fire protection is not in service, as soon as the hydrants are ready, provide hoses that can cover most of the area. If hoses cannot be provided, then adequate fire extinguishers shall be provided in the area. In addition, at any time and for any reason that the sprinklers are not in service, Tenant, at Tenant's expense, must provide a fire watch service during non-working hours.

        G.      CONSTRUCTION MEETINGS
                Landlord reserves the right to attend any or all Tenant/Tenant's Contractor construction meetings. Landlord may request copies of the Tenant Contractor's construction minutes pertaining to Landlord's properties.

        H.      CONFLICTS
                Where conflicts exist between building codes, utilities' requirements, statutes, ordinances, regulatory requirements, and Landlord's requirements, the more stringent shall govern.

        I.      MATERIALS
                1. Tenant shall use only new, first-class materials in completing its work. All work and equipment shall be warranted for a minimum of one (1) year from date of project/improvement completion. Such warranties shall not relieve Tenant from its maintenance obligations as provided for in the executed Lease Documents.
                2.      No asbestos containing materials (ACM) shall be used.

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

        J.      WELDING/HOT WORK

HOT WORK PERMIT

[ILLEGIBLE]

                1. A fire extinguisher and fire watch is required in the event of any acetylene cutting or welding on Tenant's Premises. Tenant/Tenant's Contractor, prior to commencement of such work, shall obtain Landlord's written approval.
                2. Request a Hot Work Permit kit from the Landlord if any hot work will be preformed.
                3. Familiarize yourself with the safeguards listed on the Hot Work Permit and read the directions outlined on the wall kit.
                4. Hang the Hot Work Permit Systems kit in plain view of the Tenant's Contractor fire safety supervisor, who will take responsibility for issuing the permits.
                5. All material within thirty-five (35) feet of the hot work in all directions is a critical area that must be kept clear of all combustible material.
                6. Periodically check the area of work after the work is done. Do not perform any hot work prior to one (1) hour before the working shift ends.

        K.      ON-SITE DRAWINGS
                One set of plans bearing Landlord's appropriate review stamp, complete with Landlord's cover sheet and Owner's good faith inspection report attached, must be kept in Tenant's Premises at all times during construction. Tenant's Contractor must use this set of plans along with the approved building permit plans from the City as its master set(s) for building/improving Tenant's Premises.

        L.      LANDLORD'S REQUIRED CONTRACTORS
                1. Notwithstanding any provisions of the Lease, Landlord's Contractors or Subcontractors must perform certain construction activities that affect The Life Safety system, the Building warranties or integrity of Landlord's property, at Tenant's expense. Use of any other contractor will constitute Tenant's assumed liability of the remainder of that Building system's warranty for the remainder of the existing warranty period. Tenant or Tenant's General Contractor must contract directly with Landlord's Contractor or Subcontractor. Names of these required contractors may be obtained from the Landlord's Representative.

                        These activities may include, but are not limited to, the following:
                        A. Penetrations or modifications to exterior walls or glazing.
                        B. Roof penetrations, roof equipment installation, roof modification or repair.
                        C. Any core drilling or penetrations of reinforced floor slabs.
                        D.      Modifications to the Mechanical System controls.

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

                        E. Installation of and alterations to the Fire Monitoring System & Fire Sprinkler System.
                        F.      Shutdown of Landlord-operated and maintained
                                systems to accommodate Tenant's work.
                        G.      Modification of utilities serving the Premises
                                or Building(s).
                        H. Electrical interfaces with Landlord's smoke detection system, which may include: smoke detectors, dampered ceiling return air grill, supply fan shutdown, hood fan annunciation, etc.
                        I. Use of elevator to hoist oversized or heavy materials.

        M.      ON-SITE PARKING
                On-site parking for Tenant's Contractors & Suppliers, if available, must be approved by Landlord's Representative. Parking may be subject to a rental fee.

        N.      INSURANCE
                All Contractors, Subcontractors, Material Suppliers, etc., who directly contracts with Tenant for work on-site must have an acceptable Certificate of Insurance on file with Landlord prior to being on-site. See Required Insurance Coverage checklist on page 22 of this manual.

        O.      MISCELLEANOUS PROVISIONS
                1.      Also review section 'II - Design Criteria'.
                2.      Also refer to section 'V - Pre-Construction
                        Requirements'.
                3. Also refer to section 'VII - Housekeeping'. In addition, the following should be observed:
                        A. Where conflicts exist between building codes, utilities' requirements, statutes, ordinances, regulatory requirements, and Landlord's requirements, the more stringent shall govern.
                        B. Tenant's Contractor or Subcontractors shall not post signs without Landlord's approval.
                        C. Tenant's Contractor and Subcontractors shall comply with all parking rules & regulations as established by Landlord. Violation of parking requirements may result in fines and/or towing.
                        D. Laydown area and contractor parking on the campus may be accessed a use fee. Consult with Landlord Representative for details.
                        E. Tenant shall use only new, first-class materials in completing its work. All work and equipment shall be warranted for a minimum of one (1) year from installation. Such warranties shall not relieve Tenant from its maintenance obligations provided in the Lease.
                4. There will be no smoking allowed on the Premises, including parking garages. Exceptions are in designated smoking areas only. Any Contractor setting off smoke detectors for any reason will be charged a response fee.

VII.    HOUSEKEEPING AND MATERIAL HANDLING
        A.      CONSTRUCTION WASTE
                With Landlord's consent and approval, Tenant's Contractor may locate a construction dumpster on site for use on a temporary basis. Approval will be based on the length of time and the availability of an area for locating such dumpster. In some cases Tenant's Contractor may be able to obtain a street use permit to locate a dumpster on the street.

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

                Tenant's Contractor will be responsible for removing all construction-generated trash from common areas of the Building on a nightly basis. Tenant's Contractor acknowledges that storage of any construction and or building materials outside of Tenant's space is prohibited unless Landlord's written approval has been granted. Discharge of any material into Landlord's plumbing, storm sewer system or trash containers is also prohibited.

        B.      MOVEMENT OF MATERIALS
                The movement of construction materials may be tightly restricted during normal business hours (7am to 6pm weekdays). If available, a freight elevator may be designated upon request for construction use. Tenant/Tenant's Contractor will be responsible for protecting the elevator cab finishes as required by Landlord. Service keys and wall pads may be available upon request. Tenant's Contractor must request Landlord approval of expected large deliveries twenty-four (24) hours in advance. Use of all Landlord conveyances, such as elevators or stairwells for material or personal use must have prior approval. Landlord's entries, common area corridors, stairwells, service accesses, loading docks, and exit pathways must remain completely open and serviceable at all times.

        C.      FLOOR AND WALL PROTECTION
                Tenant's Contractor must provide floor and wall protection to insure finishes are protected during construction activities and to prevent material deliveries from adversely affecting the floor finish. Tenant's Contractor will be liable for resulting floor or wall damage.

        D.      DAILY CLEANING
                Once construction begins in Tenant's Premises, cleaning of the area becomes the responsibility of Tenant and its Contractor. Work areas and travel areas (inside and out) must be maintained in a clean condition at all times.
                1. Tenant's Contractors must supply and install a large carpeted walk-off mat inside the entrance of the work Premises to eliminate the tracking of dust and debris into the Building common area(s).
                2. Trash must be placed in containers and removed by Tenant's Contractor to Contractor's dumpster on a daily basis. Reference VII - Section A.
                3. Failure to comply will result in a deduction to the construction damage deposit or to Tenant's Contractor for Landlord's clean-up and administration fees.

        E.      CONSTRUCTION PRE-FILTERS
                Prior to commencement of any construction activity, Tenant's Contractor will install and maintain construction pre-filters in the Building's return air system servicing the construction area and/or floor. When construction is complete, the pre-filters shall be removed and disposed of properly off-site by Tenant's Contractor.

        F.      DUST BARRIERS
                If construction dust becomes excessive, temporary dust barriers at demising walls in plenum spaces may be required. If requested by Landlord, Tenant's Contractor must install dust barriers at Tenant's expense. Certain detection devices are highly sensitive to dust particles, which can cause them to go into alarm. If any such devices are in or adjacent to Tenant's Premises, please consult Landlord's Representative for procedures.

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

        G.      HAZARDOUS MATERIALS
                Tenant's Contractor(s) who utilize or possesses hazardous materials on the work site shall be required to develop a site-specific safety plan and a spill prevention and control plan in accordance with all applicable federal, state and local regulations. A copy of each plan must be submitted to the Landlord's Representative along with Hazardous Materials Information Sheets (HMIS) and/or Material Safety Data Sheets
                (MSDS) prior to bringing the hazardous materials onto the site.

        H.      EQUIPMENT UPKEEP
                Landlord reserves the right to shutdown or remove any of Tenant's Contractor equipment showing signs of disrepair or neglect if the equipment is deemed hazardous to either life safety or environment.

        I.      SPOILS
                Tenant's Contractor shall not store spoils on the site for more than seven (7) days. Spoils that require testing must be removed within twenty-four (24) hours of a positive contamination test result. Stored spoils must remain covered and adequately barricaded.

        J.      WASH OUT AREA
                Tenant's Contractor will not allow any disposal on the Premises of wastewater, concrete, mortar, gypcrete or similar products that may in any way violate City, State or Federal environmental laws. All disposals shall comply with current regulations. Tenant's Contractor, if intending to set up a wash out area, shall submit a detailed collection/detention plan for Landlord's authorization and approval.

VIII.   TENANT'S CONSTRUCTION DRAWINGS/AS-BUILTS
        At the completion of construction, Tenant shall provide one (1) complete set of reproducible as-built drawings and one (1) CD containing all as-builts to Landlord. The CD as-built drawings shall be in the form of AutoCAD R14, or AutoCAD 2000 saved on CD. As-built drawings shall include Architectural, Structural, Civil, Mechanical, Electrical, Fire Protection, Fiber, etc.

        Tenant's Contractor shall submit signed and stamped Fire Protection shop drawings to Landlord, as part of the Drawing Submittal, for approval of Landlord's Insurance Carrier.

IX.     INSPECTIONS
        A.      INSPECTIONS BY GOVERNING AGENCIES
                Tenant or Tenant's Contractor is responsible for obtaining all required inspections by governing agencies. Tenant's Contractor is responsible for correcting all deficiencies recorded by the inspectors.
        B.      CERTIFICATE OF OCCUPANCY
                Submit a copy of final inspections or a copy of the Certificate of Occupancy to Landlord's Representative.

X.      PUNCH LIST/OBSERVATION BY LANDLORD
        During construction of Tenant's space, Landlord's Representatives may observe periodically to determine whether construction conforms to the approved plans and specifications, and the provisions of these General Conditions for Construction. Should there be any discrepancy, Tenant's work may be halted until the problem is resolved.

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

        Tenant's Contractor shall notify Landlord's Representative in writing within five (5) days of when work is substantially complete, and request a final inspection from Landlord. Landlord shall provide Tenant's Contractor with a written punch list, which will describe any identified construction deficiencies pursuant to the Approved Plans. Any punch list items not completed within thirty (30) calendar days of the date the punchlist was presented to Tenant may, at Landlord's option, be completed at Tenant's expense.

XI.     LANDLORD'S FINAL ACCEPTANCE
        In order for Tenant to receive Landlord's Final Acceptance, Tenant must, within thirty (30) days of the date Tenant opens for business, obtain and present to Landlord the following items:
        A. A copy of the Certificate of Occupancy (C of O) issued by the Building Department or documentation of when C of O will be issued. (Food Service Tenants must also include documented approvals from the local Health Department prior to opening.)
        B. Copies of all Building Permits and other required permits, indicating inspections and approvals by the appropriate agency.
        C. As-built drawings of Tenant's Work (per Section VIII) in hard copy and electronic CADD file.
        D.      HVAC Balance Reports by an independent air balance contractor.
        E.      The completed punchlist initialed by Landlord's Representative.
        F. Tenant's Contractor shall repair all damage to the Building created by its own work.
        G. O & M manuals and warranties for all Tenant Work including installed equipment and roof top penetrations.
        H.      Contractor Certification of Asbestos Free Product Installation.
        I. Upon completion, general contractor shall supply Landlord with Final Lien Release (page 23) AND with the Sworn Statement and Indemnity (page 22) from all Contractors, Subtiers, Suppliers, Laborers, Material Suppliers, etc., who contracted directly with the Tenant.

XII.    GOOD FAITH INSPECTION FOR ASBESTOS
        Tenant and Tenant's Contractors must have Landlord's good faith Inspection report on the Premises prior to starting work. The Washington Industrial Safety Health Act 296-62-07707 states that before allowing or authorizing any construction, renovation, remodeling, maintenance, repair or demolition, Landlord shall perform a good faith inspection to determine whether materials to be worked on or removed contain asbestos.

        The possession of the Landlord's good faith Inspection report does not indicate the exact location of all asbestos containing materials (ACM's) in the building, especially in the case of older buildings, nor does the Landlord make representation that all ACM locations in the building are known. Tenant / Tenant's Contractor(s) should proceed with caution and use safe and prudent methods and abide by all laws concerning the use, handling, abatement, transportation, discharge and storage of hazardous materials.

        It is the responsibility of Tenant's Contractor to request and obtain a copy of this report and display it in the Premises in full view of all persons entering the work site. Tenant's Contractor is also responsible to disclose to Landlord's Representatives its discovery of any material that may contain asbestos or other hazardous materials not mentioned in the good faith inspection. If any ACM's are suspected, immediately stop work, and do not disturb or remove the suspect material until Landlord has performed tests and/or abatement.

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

PRE-CONSTRUCTION MEETING CHECKLIST:

-------------------------------------------------------------------------------------------------------------------
        [ ILLEGIBLE ]
-------------------------------------------------------------------------------------------------------------------
        1) LANDLORD'S CONTACT: Theresa Yee, AIC, CPC, Construction Coordination Manager (206) 277-5209
-------------------------------------------------------------------------------------------------------------------
        2) WASHINGTON STATE CONTRACTOR'S LICENSE NO.:_____________________________________
-------------------------------------------------------------------------------------------------------------------
        3) CERTIFICATE OF INSURANCE FOR ALL CONTRACTORS DIRECTLY CONTRACTED W/TENANT
-------------------------------------------------------------------------------------------------------------------
        4) LIST OF ALL SUBCONTRACTORS, SUPPLIERS, AND CONSULTANTS
-------------------------------------------------------------------------------------------------------------------
        5) APPROVED TENANT PLANS ON-SITE
-------------------------------------------------------------------------------------------------------------------
        6) CONSTRUCTION UTILITIES CHARGE (see Section V)

        Electric/Day____________      Elevator_______________   Drain Sprinkler/Occurrence_______________

        Other__________________________________      Other_____________________________________
-------------------------------------------------------------------------------------------------------------------
        7) BUILDING PERMIT, OTHER PERMITS
-------------------------------------------------------------------------------------------------------------------
        8) CONSTRUCTION SCHEDULE Start Date:_________________________   Est. Completion Date:______________
-------------------------------------------------------------------------------------------------------------------
        9) PROVISIONS FOR PERMANENT ELECTRICAL POWER
-------------------------------------------------------------------------------------------------------------------
        10) GOOD FAITH INSPECTION REPORT
-------------------------------------------------------------------------------------------------------------------
        11) SUBCONTRACTORS (TO BE APPROVED BY LANDLORD):

        Fire Detection System: _______________________________________________

        Mechanical Controls: _________________________________________________

        Roof Modifications: __________________________________________________

        Certified Air Balance Contractor: ____________________________________

        Other: _______________________________________________________________
-------------------------------------------------------------------------------------------------------------------
        12) DESIGNATED HOURS OF CONSTRUCTION
-------------------------------------------------------------------------------------------------------------------
        13) MATERIAL DELIVERIES SHALL BE COORDINATED WITH LANDLORD
-------------------------------------------------------------------------------------------------------------------
        14) LOCATION OF TENANT CONTRACTOR'S TRASH RECEPTACLE
-------------------------------------------------------------------------------------------------------------------
        15) LOCATION FOR TENANT CONTRACTOR PARKING
-------------------------------------------------------------------------------------------------------------------
        16) LANDLORD'S FIRST RIGHT OF REFUSAL FOR SALVAGE
-------------------------------------------------------------------------------------------------------------------
        17) PRIOR APPROVALS REQURIED

        Modifications to Landlord's facilities: ________________________________________

        Incidental burning, acetylene cutting, or welding: _____________________________

        Incidental concrete saw-cutting or core drilling: ______________________________

        Noxious fumes: _______________________________________

        Other: _______________________________________________
-------------------------------------------------------------------------------------------------------------------
        18) CONSTRUCTION SAFETY-FALL PROTECTION PLAN, EMERGENCY RESPONSE PLAN, MSDS
-------------------------------------------------------------------------------------------------------------------
        19) SITE SET UP PLAN-PROPOSED LAYDOWN AREAS
-------------------------------------------------------------------------------------------------------------------
        20) FIRST AID KIT ON-SITE
-------------------------------------------------------------------------------------------------------------------
        21) FIRE EXTINGUISHER ON-SITE
-------------------------------------------------------------------------------------------------------------------
        22) OTHER:
-------------------------------------------------------------------------------------------------------------------

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

                                                      PRELIMINARY SUBMITTAL FORM
         This form must be completed and attached to Tenant's Submittal package.
                                                                     PAGE 1 of 1

Date: __________________________________

Tenant Name: ___________________________________________________________________

Tenant Address: ________________________________________________________________

Tenant Contact/Company: ________________________________________________________
Tenant's Contact is (check one):
[ ]Arch [ ]Engineer __________  [ ]Consultant _____________ [ ]Other ___________
                    (specify)                   (specify)             (specify)

Tel.#. (__________)_____________________   Fax #: (________)____________________

E-mail: ________________________________________________________________________


     I have reviewed the PRELIMINARY SUBMITTAL DOCUMENTS package against the attached Checklist and find it to be complete. Any required information which does not pertain to this project is clearly indicated as such on the attached checklist.

     Signed: _____________________________    Dated: ___________________________


SUBMIT THE FOLLOWING AS A SINGLE SUBMITTAL PACKAGE TO THE TENANT CONSTRUCTION COORDINATION MANAGER:

[ ]  THIS FORM - Executed copy of this form (1 page) completed and signed

     DRAWINGS - Two (2) prints each, stapled into sets. See attached for minimum content.
[ ] 1. Site Plan - At scale sufficient to indicate the site in relation to surrounding area.
[ ] 2. Floor Plan - at 1/8" = 1'-0" or larger scale, include structural grids, label all rooms
[ ] 3. Exterior Elevations at 1/8" = 1'-0", and Interior Elevations at 1/2" = 1'-0"
[ ] 4. Civil, Structural, Mechanical, Electrical, & Plumbing Systems, etc. Provide as applicable to new work. Show existing Building systems. Indicate new work and existing systems.

           ALLOW FOURTEEN (14) DAYS FOR PRELIMINARY SUBMITTAL REVIEW.

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

                                                            FINAL SUBMITTAL FORM
                                                                     PAGE 1 of 3
     This form must be completed and attached to Tenant's Submittal package.

Date: __________________________________

Tenant Name: ___________________________________________________________________

Tenant Address: ________________________________________________________________

Tenant Contact/Company: ________________________________________________________

Tenant's Contact is (check one):

[ ]Arch [ ]Engineer __________  [ ]Consultant ______________ [ ]Other __________
                     (specify)                   (specify)             (specify)

Tel.#. (__________)_____________________    Fax #: (________)___________________

E-mail: ________________________________________________________________________


     I have reviewed the FINAL SUBMITTAL DOCUMENTS package against the attached Checklist and find it to be complete. Any required information which does not pertain to this project is clearly indicated as such on the attached checklist.

     Signed: _____________________________ Dated: ______________________________


SUBMIT THE FOLLOWING AS A SINGLE SUBMITTAL PACKAGE TO THE TENANT CONSTRUCTION COORDINATION MANAGER:

[ ] Two (2) - Prints of all DRAWINGS which show the entire scope of work, stapled into sets.
[ ] One (1) - Executed copy of this form and checklist (3 pages), completed and signed

              ALLOW FOURTEEN (14) DAYS FOR FINAL SUBMITTAL REVIEW.

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

                                                            FINAL SUBMITTAL FORM
                                                                     PAGE 2 of 3

The following minimum documentation is required for the Final Submittal. Incomplete submitals will be returned.

ALL of the following information is required to be included in the final Construction Documents submitted. At a minimum, all work must be shown, including but not limited to core drilling plan, bolt schedule, etc.

I.    ARCHITECTURAL DRAWINGS
      [ ]   A.   Does not Apply
            B.   The following must be included:
            [ ]  1. Site Plan - Appropriate Scale.
            [ ]  2. Code Compliance Plans & Calculations (where applicable):
                     Load Calcls, occupancy, egress, area of separation, etc.
            [ ]  3. Floor Plans at 1/8" = 1'-0" or larger scale, sufficient to show design intent where floor plans may be confusing, etc.
            [ ]  4. Elevations at 1/8" = 1'-0" or larger scale.
            [ ]  5. Reflected Ceiling Plans at 1/8" = 1'-0" or larger scale.
            [ ]  6. Sections and Details sufficient for construction.
            [ ]  7. Specifications on all materials, equipment, etc. as required for scope clarification.
            [ ]  8. Architect of Record has sealed and signed drawings.

II.   CIVIL DRAWINGS
      [ ]   A.   Does not Apply
            B.   The following must be included:
            [ ]  1. Grading and Drainage Plan at an appropriate scale showing design intent.
            [ ]  2. Temporary Erosion Control Plan at appropriate scale showing design intent.
            [ ]  3. Utilities Plan at appropriate scale showing design intent.
            [ ]  4. Engineer of Record has sealed and signed drawings.

III.  STRUCTURAL DRAWINGS
      [ ]   A.   Does not Apply
      [ ]   B.   The following must be included:
            [ ]  1. All design calculations.
            [ ]  2. Foundation Plan at 1/8" = 1'-0" or larger scale.
            [ ]  3. Specifications on all materials, equipment, etc. as required for scope clarification.
            [ ]  4. Engineer of Record has sealed and signed drawings.

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                                                            FINAL SUBMITTAL FORM
                                                                     PAGE 3 of 3

IV.   MECHANICAL DRAWINGS
      [ ]   A.   Does not Apply
            B.   The following must be included:
            [ ]  1. ALL DESIGN CALCULATIONS including State of Washington
                    Energy Calculations.
            [ ]  2. HVAC Plan at 1/8" = 1'-0" or larger scale.
            [ ]  3. Specifications on all materials, equipment, etc. as required for scope clarification, and Equipment schedules, including controls on drawings.
            [ ]  4. Plumbing Plan at 1/8" = 1'-0" or larger scale. If any
                    Building system will be tapped into, indicated where and how.
            [ ]  5. Details sufficient for construction.
            [ ]  6. Specifications on all materials, equipment, etc. as required for scope clarification.
            [ ]  7. Engineer of Record has sealed and signed drawings.

V.    ELECTRICAL DRAWINGS
      [ ]   A.   Does not Apply
            B.   The following must be included:
            [ ]  1. One Line diagram, Load Calculations and schedules.
            [ ]  2. Electrical Floor Plan at 1/8" = 1'-0" or larger scale.
            [ ]  3. Reflected Ceiling Plan and Lighting Plan at 1/8" = 1'-0" or
                    larger scale.
            [ ]  4. Lighting Budget Calculations per appropriate State Energy
                    Code.
            [ ]  5. Specifications on all materials, equipment, etc. as required for scope clarification.
            [ ]  6. Engineer of Record has sealed and signed drawings.

VI.  LANDSCAPE DRAWINGS
      [ ]   A.   Does not Apply
            B.   The following must be included:
            [ ]  1. Landscape Plan at appropriate scale to show intent.
            [ ]  2. Irrigation Plan at appropriate scale to show intent.
            [ ]  3. Specifications on all material, equipment, etc. as required for scope clarification and Details sufficient for construction.
            [ ]  4. Landscape Architect of Record has sealed and signed drawings.

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

                          SWORN STATEMENT AND INDEMNITY

State of ___________ )
                     ) ss
County of __________ )

The undersigned, being first duly sworn, on behalf of _____________, a Contractor to ______________________, the Tenant, with a contract dated ___________________ for the construction of the Tenant Improvements at
___________________, Seattle, Washington (the "Project"), does hereby depose and state as follows:

        (i) That, listed on a separately attached sheet labeled Schedule 1, are the names of all sub tier contractor and/or suppliers of materials entering into the construction of the Project, together with the names of all parties and entities having contracts or subcontracts for specific portions of the work on the Project, and the amounts due and/or to become due as to each of the parties/entities identified thereon;

        (ii) That the items mentioned include all labor and material required to complete the Project, and that there are no other contracts outstanding; and

        (iii) That there is nothing due or to become due to any other person or entity for material, labor or other work of any kind done in connection with the Project.

The undersigned Contractor specifically agrees to pay any unpaid bills and charges for the cost of the construction of the Project, to obtain Satisfactions of Mechanic's Liens to be filed of record releasing any mechanic's liens should any be filed against the Project or the property on which the Project is located; and to pay all bills, costs, expenses and legal fees relating thereto; and further agrees to forever fully protect, defend, indemnify and hold harmless Queen Anne Square LLC (Owner), Sabey Corporation, David and Sandra Sabey, and _____________ (Tenant). (the "Indemnified Parties") from and against any and all liabilities or claims of liability, losses, costs, charges, expenses and damages of any kind or character whatsoever, including reasonable attorney fees, which the Indemnified Parties may suffer, expend or incur by reason of or arising out of the assertion, enforcement, or attempted enforcement of any Mechanic's Lien or claim of a mechanic's lien or similar lien; and further agrees to indemnify the Indemnified Parties against any loss sustained by any of them should it become necessary for any of them to bring a legal action to remove the lien(s) and/or make payment of the outstanding debt evidenced by a mechanic's lien or claim of lien.

By:


------------------------------                    ------------------------------
Company Name                                      Print Name


                                                  ------------------------------
                                                  Signature


                                                  ------------------------------
                                                  Title


Subscribed and sworn to before me this ________ day of _______________, 2002.


______________________________________                    (Seal)

Notary Public, State of ______________

Commission Expires:___________________

TENANT CONSTRUCTION MANUAL(TCM)

                                                     [LOGO OF SABEY CORPORATION]

                                  UNCONDITIONAL
                        RELEASE AND WAIVER OF LIEN RIGHTS
                         FOR FINAL AND COMPLETE PAYMENTS

CONTRACTOR PERFORMING WORK: ____________________________________________________

PROJECT COMPLETED FOR: _________________________________________________________

PROJECT NAME: __________________________________________________________________

JOB ADDRESS: ___________________________________________________________________

The undersigned does hereby acknowledge payment in full for all labor, equipment and material furnished to the above job and therefore waives and releases all rights to make any claim on any labor and material bond covering the job, and waives and releases all mechanics' liens, stop notices and equitable lien rights which the undersigned may have on the job.

This Release and Waiver is for the benefit of, and may be relied upon by, all persons holding any property interest in the jobsite, the construction lender, and construction fund holder, the prime contractor, and the principal and sureties on any labor bond.

The undersigned does hereby represent and warrant that the undersigned has been fully paid for all labor and materials, any and all welfare, pension, vacation or other contributions required to be made on account of the employment of such laborers and mechanics so provided by the undersigned and does hereby agree to indemnify and hold each of the foregoing, the project and real property free and harmless from any and all claims or liens through the date indicated herein.

Our work is complete on the project at this time and there will be no further billing to the above named subcontractor. We will send you a new Preliminary Lien Notice if we are required to do any additional work on this project.

Company:          ______________________

Print Name:       ______________________

Signature:        ______________________

Title:            ______________________

Date:             ______________________


--------------------------------------------------------------------------------
SUBSCRIBED AND SWORN TO before me, in my presence, on this _______________ day of _______________ 20________, A Notary Public in and for the County of ________________, State of _________________.

Notary Signature:                              Affix Seal:

My Commission expires

TENANT CONSTRUCTION MANUAL(TCM)

                                                     [LOGO OF SABEY CORPORATION]

REQUIRED INSURANCE COVERAGE
As a condition of work within ELLIOTT PARK NORTH LLC, evidence of insurance in the minimum amounts shown below IS REQUIRED to be delivered to Sabey Corporation PRIOR TO COMMENCEMENT OF ANY WORK. This letter contains information your insurance agent will need in preparing the Certificate of Insurance and Endorsement. Please instruct your insurance agent to fax a copy of the certificate INCLUDING 2nd PAGE ENDORSEMENT to: Attn -Construction Coordination Manager, RE: (name of tenant), at Fax (206) 281-0920, and mail a hard copy to:

     Sabey Corporation
     ATTN: Construction Coordination Manager, RE: (name of tenant) 12201 Tukwila International Blvd, 4th Floor
     Seattle, WA 98168-5121

TYPE OF CERTIFICATE                                                                 MINIMUM LIMIT
-------------------------------------------------------------------------------------------------
..    Commercial General Liability
     . General Aggregate                                                      $         2,000,000
     . Products/Completed Operations Aggregate                                $         2,000,000
     . Bodily Injury and Property Damage -- Each Occurrence                   $         1,000,000
     All aggregates apply on a per project basis

..    Automobile Liability - Per Occurrence                                    $         1,000,000
     Auto liability insurance on any auto, or all owned, non-owned, and hired vehicles.

..    Umbrella (Excess) Liability -- Per Occurrence                            $         1,000,000

..    Stop Gap (Washington Employer's Liability)                               $         1,000,000

..    Builder's Risk or Installations Coverage/All Risk                        Full Contract Price
                                                                              for Improvements

                           Also Required Information

..    Worker's Compensation - Washington State                                 STATUTORY
     Provide Premium status letter form Dept. of L.& I. OR provide
     L&I acct number

           Also Required for Over-Water & out of WA State Construction

..    Worker's Compensation - Projects outside Washington State                STATUTORY

..    USL & H Worker's Compensation Employer's Liability                       STATUTORY
     (US Longshoremen and Harbor Worker's coverage.)

THE INSURANCE CERTIFICATE IS ALSO REQUIRED ADDRESS THE FOLLOWING:

1. Show ELLIOTT PARK NORTH LLC, Sabey Corporation and David A. and Sandra Sabey as additional insured. Show Sabey Construction Inc. as additional insured if Sabey Construction Inc. is the general contractor.
2.      Show the current A.M. Best Rating for the insurance company listed.
3.      Show minimum prior cancellation notice of 45 days.
4.      Show all deductibles and designate "per claim" or "per occurrence".
5. If using ACORD certificate, each appropriate box must be marked with an "X".
6. Certificate of Liability and Umbrella must state if coverage provided is "claims made" or occurrence form.
7. Insurance must state: Contractor's insurance to be primary to insurance carried by Sabey Corporation (and Sabey Construction Inc if applicable). Sabey insurance to be excess and non-contributory.

TENANT CONSTRUCTION MANUAL(TCM)

                                                     [LOGO OF SABEY CORPORATION]

                                    EXHIBIT F
                                       TO
                                 LEASE AGREEMENT

                   LETTER AGREEMENT REGARDING BOILER FACILITIES

[ILLEGIBLE]

                                                            James A. Bianco M.D.
                                           President and Chief Executive Officer

                                                                November 6, 1992

Mr. David Sabey
102 Elliott Avenue West, Suite 330
Seattle, Washington 98119

PROJECT: 9203 CELL THERAPEUTICS, INC. LABORATORY

SUBJECT: HEATING SYSTEM DESIGN AND OPERATION

Dear Mr. Sabey:

This letter summarizes the basis of design and operation for the heating system, including responsibilities of both CTI and David Sabey ("Sabey", building owner).

1. Existing Boiler No. 2 (west) will be dedicated to the present and future CTI loads. Existing Boiler No. 1 (east) will be dedicated to Sabey loads. This is based upon the heating load calculations for CTI, and statements made by Sabey personnel that only one of the two existing boilers is necessary to handle the entire existing (non-CTI) heating load during the coldest weather.

2. CTI Boiler No. 2 will serve the Elliott Park Building present and planned CTI heating loads (new 4th Floor laboratories and administrative offices, and planned partial 3rd Floor and total 5th Floor laboratories and administrative offices).

3. Sabey Boiler No. 1 will serve the Elliott Park Building non-CTI heating loads and the PI Building heating loads.

4. CTI will assume responsibility for Boiler No. 2 for CTI's exclusive use including maintenance and operation.

5. Boiler No. 2 will operate independently from Boiler No. 1, and will serve CTI loads on a 24 hour per day, 7 day per week basis.

6. Sabey will be responsible for Boiler No. 1 including maintenance and operation.

[GRAPHIC APPEARS HERE]

Office Lease Agreement-NNN

Mr. David Sabey
Page 2
November 6, 1992

7. The two boilers will normally be isolated from each other. A normally-closed manual shutoff valve will be provided by CTI to allow both CTI and Sabey loads to be served by either boiler, to provide "partial" capacity backup if one of the boilers fails, or if gas service is interrupted due to the status of the building being on interruptible gas service. (Boiler No. 2 has a dual fuel burner and oil fuel backup capability).

8. Boiler No. 2 will be connected by CTI to a new CTI steam-to-water heat exchanger (converter) and a hot water heating system.

9. The natural gas supply is common to both boilers. A BTU meter will be installed by CTI in the hot water heating piping from the converter, with readout in the DDC control system. A conversion factor will be applied to the BTU meter readings to account for boiler efficiency and natural gas heat capacity, resulting in CTI natural gas usage for billing purposes. CTI will reimburse Sabey for CTI's gas energy usage. If required, CTI will establish a separate gas line to boiler #2 when the fifth floor expansion is accomplished.

10. A complete boiler inspection of boiler #2 will be done and necessary repairs completed by CTI to minimize the possibility of an unscheduled shut-down and associated negative effect upon critical operations. All manhole, handhole, and door gaskets will be replaced in conjunction with the inspection.

11. The original 150-to-15 psig pressure reducing valve (PRV) has been removed. A new PRV is not included in this project since the boilers are not planned to be operated at high pressure. The new CTI steam converter includes a new temperature control value sized to provide control at 15 psig inlet pressure. New piping components are rated for operation at 150 psig as a precaution. Caution regarding this issue needs to be taken, since operation at the 150 psig pressure rating of the boilers poses an extreme danger in the existing installation.

12. The following maintenance items identified in a boiler inspection by Midriff Energy Products (commissioned by McKinstry) will be accomplished by CTI to minimize the possibility of unscheduled shut-downs:

     a. On boiler #2, the 2nd gas valve operator has been leaking oil and will be replaced.

     b. On boiler #2, the header valve needs to be replaced or removed and sent out for rebuild. It has been leaking.

13. The high fire rate on each boiler has been decreased from approximately 5,000,000 BTUH input to approximately 3,000,000 BTUH input. The sizes of the flue and chimney are adequate for 3,900,000 BTUH each boiler (7,800,000 BTUH total both boilers). CTI's ultimate load will be approximately 2,350,000 BTUH, which is below the current capacity of Boiler No. 2.

Mr. David Sabey
Page 3
November 6, 1992

14. The existing boilers and their controls will remain as is. New CTI controls will be provided for the converter and hot water heating system.

15. The feed water and chemical treatment system will remain common to both boilers. Maintenance costs will be shared equally by CTI and Sabey.

16. The new hot water heating pumps serving CTI heating loads will be connected to CTI's electrical service by CTI.

17. The cost of maintenance and operation of the oil back up system for boiler #2 will be shared equally between CTI and Sabey as heat would be provided from boiler #2 to both CTI and Sabey in the event of interrupted gas service. It is agreed and understood that adjustments to heating loads will have to be made by both CTI and Sabey to accommodate heating needs of both buildings in the event of an emergency.

18. CTI and Sabey will split equally the cost of maintaining the boiler room to the extent such costs are attributable to the Elliott Park Building except for costs which may be incurred to comply with city code requirements. The code related costs will be paid by Sabey unless work done by CTI creates the problem, in which case CTI will pay.

A copy of CTI Drawing M13. Heating System Modifications, dated 20 October 1992, which delineates the work and contains the control sequence was presented to you on 20 October 1992. Additional copies of the drawing will be available upon request.

Sincerely,

CELL THERAPEUTICS, INC.

By: /s/ James A. Bianco                          By: /s/ David Sabey
    -------------------                              ---------------
President & CEO                                  David Sabey

Date: 6 Nov, 1992                                Date: 6 Nov, 1992